American Home Mortgage Assets Trust 2007-3,
 Group I

$118,050,000
(APPROXIMATE)

Group I

Group I Term Sheet

American Home Mortgage Assets Trust 2007-3
Mortgage-Backed Pass-Through Certificates, Series 2007-3

American Home Mortgage Assets LLC

(Depositor)

American Home Mortgage Servicing, Inc.

(Servicer)

Wells Fargo Bank, NA

(Master Servicer)

May 24, 2007

 The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates.  Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities.  Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supercedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities.  If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued.  The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein.  The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein.  If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information.  Any such information or assumptions are subject to change.  The information in this free writing prospectus may reflect assumptions specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

The representations and covenants, cashflows and structure with respect to American Home Mortgage Assets Trust 2007-3 Group I will comply in all respects with Freddie Mac's Investment Requirements, March 2007 Version. The transaction is anticipated to be structured as a QSPE.

American Home Mortgage Assets, LLC American Home Mortgage Assets Trust Series 2007-3 Adjustable-Rate First Liens $118,050,000 (Approximate)

Structure Overview
Class	Size (1)	Expected Rating S&P/Mdys	Target Credit Enhancement% (1)(2)	Certificate Interest Rate	WAL (5)	Collateral	Certificate Type
Group I Offered Notes
I-1A1	$106,245,000	AAA / Aaa	16.57%	LIBOR (3)	2.65	Short Reset and Hybrid ARMs	Subgroup I-1 Super Senior
I-1A2	$11,805,000	AAA / Aaa	7.30%	LIBOR (3)	2.65	Short Reset and Hybrid ARMs	Subgroup I-1 Senior Support
I-2A1	$316,998,000	AAA / Aaa		LIBOR (3)		Short Reset and Hybrid ARMs	Subgroup I-2 Super Senior
I-2A2	$35,222,000	AAA / Aaa		LIBOR (3)		Short Reset and Hybrid ARMs	Subgroup I-2 Senior Support
I-M1	$17,755,000	AA/Aa2		LIBOR (4)		Total Group I	Group I Subordinate
I-M2	$7,863,000	A/A2		LIBOR (4)		Total Group I	Group I Subordinate
I-M3	$7,101,000	BBB-/Baa3		LIBOR (4)		Total Group I	Group I Subordinate

(1)	The class sizes and related credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.

(2)
Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein.  The expected initial credit enhancement percentages (calculated using the related OC Target amount) are as provided above.  The initial OC level of the Group I Certificates will equal 0.85% of the Cut-Off Date unpaid principal balance of the Group I mortgage loans and the initial OC Target amount will equal 0.85% of the Cut-Off Date unpaid principal balance of the Group I mortgage loans.  Excess spread will be applied to pay principal on the related Certificates, resulting in a limited acceleration of the related Certificates, in order to create and maintain the related OC level at the related OC Target.

(3)
The Certificates Interest Rate for the Class I-1A1, Class I-1A2, Class I-2A1 and Class I-2A2 Certificates (collectively, the “Class I-A Certificates”) will be a floating rate based on One-Month LIBOR plus the related margin, subject to the related Net WAC Rate described herein.  On the first Distribution Date after the first possible Optional Termination Date, the margin for each class of the Class I-A Certificates will increase to 2 times the original margin.

(4)
The Certificate Interest Rate for the Class I-M1, Class I-M2 and Class I-M3 Certificates (collectively, the “Class I-M Certificates”) will be a floating rate based on One-Month LIBOR plus the related margin, each subject to the Net WAC Rate described herein. On the first Distribution Date after the first possible Optional Termination Date, the margin for each class of the Class I-M Certificates will increase to 1.5 times the original margin.

(5)	WALs are to the weighted average roll date at a Prepayment Pricing Speed Assumption of 25%CPR with respect to the Certificates.

Transaction Overview

Trust:	American Home Mortgage Assets Trust 2007-3.

Depositor:	American Home Mortgage Assets LLC.

Seller:	American Home Mortgage Corp, Inc.

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	American Home Mortgage Servicing, Inc.

Lead Manager:	Greenwich Capital Markets, Inc.

Co-Managers:	[Morgan Stanley, JPMorgan Chase and Bear Stearns].

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investor Service.

Class I-A Certificates:	The Class I-1A1, Class I-1A2, Class I-2A1 and Class I-2A2 Certificates.

Class I-1A Certificates:	The Class I-1A1 and Class I-1A2 Certificates.

Class I-2A Certificates:	The Class I-2A1 and Class I-2A2 Certificates.

Class I-M Certificates:	The Class I-M1, Class I-M2 and Class I-M3 Certificates.

LIBOR Certificates:	The Class I-A and Class I-M Certificates.

Offered Certificates:	The Class I-1A1 and Class I-1A2 Certificates.

Non-Offered Certificates:	The Class I-2A, Class I-M, Class I-C, Class I-P, Class I-R and Class I-RX Certificates.

Expected Pricing Date:	The week of May 21, 2007.

Expected Closing Date:	May 30, 2007.

Cut-off Date:	May 1, 2007.

Record Date:	With respect to the LIBOR Certificates, the close of business on the business day immediately preceding the related Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in June 2007.

Determination Date:	With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 18th day.

Due Period:
With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs, and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:	With respect to any Distribution Date is the calendar month immediately preceding the month in which such Distribution Date occurs.

Transaction Overview (Continued)
Interest Accrual Period:
With respect to the LIBOR Certificates and the first Distribution Date, interest will initially accrue from the Closing Date to and including the day prior to the first Distribution Date.  With respect to any Distribution Date thereafter, interest will accrue during the period from and including the preceding Distribution Date to and including the day prior to the current Distribution Date. Interest will accrue on the LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. The LIBOR Certificates will settle flat (no accrued interest).

Mortgage Loans:
On the Closing Date a pool of conventional, one- to four-family, hybrid mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described herein.
The information set forth herein, unless otherwise stated, is calculated as of the Cut-Off Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the trust on the Closing Date (the “Mortgage Loan Pool”). The Mortgage Loan Pool consists of 1,566 Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $507,297,514 (the “Cut-off Date Balance”).  The Mortgage Loan Pool will be divided into two subgroups.  The subgroup I-1 consists of 632 conforming balance Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $127,345,352 (the “Subgroup I-1 Cut-off Date Balance”).  The subgroup I-2 consists of 934 conforming and non-conforming balance Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $379,952,162 (the “Subgroup I-2 Cut-off Date Balance”).

Servicing Fee Rate:	0.250% per annum or 0.375% per annum, as applicable.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee Rate and (2) any lender paid mortgage insurance fee, if applicable.

Optional Termination:
The Servicer will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Offered and Non-Offered Certificates on or after the Optional Termination Date (as defined herein).

Optional Termination Date:
The first Distribution Date on which the aggregate stated principal balance of the Mortgage Loans, after giving effect to distributions to be made on the related Distribution Date, is less than 20% of the Cut-off Date Balance.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.

Federal Tax Status:
It is anticipated that a portion of the Class I-A Certificates and Class I-M Certificates will be treated as REMIC Regular Interests for federal income tax purposes.  The Class I-A and Class I-M Certificates will also be entitled to certain non-REMIC payments in respect of Basis Risk Shortfall Amounts.

Form of Registration:
It is expected that delivery of the Offered Certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Société Anonyme or Euroclear System.

ERISA Considerations:
The Class I-1A1 and Class I-2A1 Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations described in the prospectus supplement.  Prior to the termination of the supplemental interest trust, any plan investor that purchases a Class I-1A1 or Class I-2A1 Certificate must satisfy certain conditions, including the conditions of an investor based prohibited transaction class exemption. The other classes of Offered Certificates generally may not be purchased by any plan investor except through certain insurance company general accounts.

SMMEA Eligibility:	The Class I-A Certificates and Class I-M1 Certificates are expected to be SMMEA eligible.

Credit Enhancement

Credit Enhancement:	(1) Subordination of lower rated classes of Certificates. (2) Overcollateralization, as described herein. (3) Excess cashflow.

Overcollateralization Amount:
The Overcollateralization Amount (the "OC") with respect to any Distribution Date will be the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period over (b) the aggregate Certificate Principal Balance of the Class I-A and Class I-M Certificates (after taking into account the distribution of principal on such Distribution Date).

Overcollateralization Target Amount:
With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the product of (x) 0.85% and (y) the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 0.35% of the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) the product of (a) 1.70% and (b) the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date and (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Overcollateralization Increase Amount:
For any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralization Amount on such Distribution Date after taking into account payments to the Certificates of the Principal Distribution Amount on such Distribution Date.

Overcollateralization Release Amount:
For any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount to be made on such Distribution Date) for such Distribution Date over (ii) the Overcollateralization Target Amount for such Distribution Date.

Net Monthly Excess Cashflow:
With respect to any Distribution Date, the sum of (i) the amount of the Interest Remittance Amount remaining on such Distribution Date after the distribution of Accrued Certificate Interest to the Class I-A and Class I-M Certificates and swap payments under clause (i) of the interest payment priority, (ii) the amount remaining on such Distribution Date after the distribution of the Principal Distribution Amount to the Class I-A and Class I-M Certificates for such Distribution Date and (iii) the Overcollateralization Release Amount for that Distribution Date, if any.

Credit Enhancement Percentage:
With respect to each class of Class I-A and Class I-M Certificates on any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the Certificate holders then entitled to distributions of principal on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period.

	Target Credit Enhancement Percentage
	Certificate Class	Closing Date	After Stepdown Date
	I-A	7.30%	14.60%
	I-M1	3.80%	7.60%
	I-M2	2.25%	4.50%
	I-M3	0.85%	1.70%

Credit Enhancement (Continued)
Stepdown Date:
The earlier to occur of (i) the first Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance  of the Class I-A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in June 2010 and (B) the date that the Senior Enhancement Percentage for the Class I-A Certificates (calculated for this purpose without taking into account distributions of principal to the holders of the Certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to approximately 14.60%.

Trigger Event:
With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)  the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Trust and Mortgage Loans subject to bankruptcy procedings) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [40.00]% of the prior period's Senior Enhancement Percentage.

"Senior Enhancement Percentage" means, for any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance  of the Class I-M Certificates and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the sum of the aggregate stated principal balance of the Mortgage Loans for that Distribution Date; or

(b)  A “Sequential Trigger Event” is in effect on any Distribution Date if (x) on any Distribution Date before the 37th Distribution Date the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date exceeds [0.25%] or (y) on any Distribution Date on or after the 37th Distribution Date, a Trigger Event is in effect or (z) on any Distribution Date before the 37th Distribution Date the 60 Day+ Rolling Average equals or exceeds [40.00%] of the prior period's Credit Enhancement Percentage for the Class I-1A certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of mortgage loans that are sixty (60) or more days delinquent, including loans in foreclosure, all REO Property and mortgage loans where the mortgagor has filed for bankruptcy).

(c)   the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	June 2009 through May 2010	[0.25]%
	June 2010 through May 2011	[0.65]%
	June 2011 through May 2012	[1.10]%
	June 2012 through May 2013	[1.55]%
	June 2013 and thereafter	[1.85]%

Payment of Interest

Certificate Interest Rate:
With respect to each class of the Class I-A and Class I-M Certificates on any Distribution Date, the lesser of (a) the Formula Rate for such Distribution Date and (b) the related Net WAC Rate for such Distribution Date.

Formula Rate:
With respect to the LIBOR Certificates and any Distribution Date, One-Month LIBOR plus the related margin, subject to the related Net WAC Rate described herein.  On the first Distribution Date after the first possible Optional Termination Date, the margin for each class of the Class I-A Certificates will increase to 2 times the original margin.  Beginning with the first Distribution Date after the Optional Termination Date, the margin for each class of the Class I-M Certificates will increase to 1.5 times the original margin.

Accrued Certificate Interest:
For any Distribution Date and each class of Certificates, interest accrued during the related accrual period at the then-applicable Certificate Interest Rate on the related Certificate Principal Balance thereof immediately prior to such Distribution Date.

Class I-1A Net WAC Rate:
On any Distribution Date and for the Class I-1A Certificates, the product of (a) (A) the weighted average Net Mortgage Rate on the Mortgage Loans in subgroup I-1 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) minus (B) an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (I) any Net Swap Payment owed to the Group I Swap Provider divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (II) 12 and (y) the product of (I) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust to the Group I Swap Provider, divided by the outstanding Stated Principal Balance of the Mortgage Loans and (II) 12 and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Class I-2A Net WAC Rate:
On any Distribution Date and for and any class of Class I-2A Certificates, the product of (a) (A) the weighted average Net Mortgage Rate on the Mortgage Loans in subgroup I-2 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) minus (B) an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (I) any Net Swap Payment owed to the Group I Swap Provider divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (II) 12 and (y) the product of (I) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust to the Group I Swap Provider, divided by the outstanding Stated Principal Balance of the Mortgage Loans and (II) 12 and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Group I Subordinate Net WAC Rate:
For any Distribution Date and any Class of Class I-M Notes, (a) the weighted average of the Class I-1A Net WAC Rate and Class I-2A Net WAC Rate, weighted in proportion to the results of subtracting from the aggregate stated principal balance of the Mortgage Loans in subgroup I-1 and I-2, the aggregate Certificate Principal Balance of the related Class I-A Certificates.

Weighted Average Adjusted Net Mortgage Rate:
With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of each mortgage loan, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

Interest Carry Forward Amount:
With respect to each class of Class I-A Certificates and Class I-M Certificates and each Distribution Date, is the excess of (a) Accrued Certificate Interest for such class with respect to prior Distribution Dates over (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

Payment of Interest (Continued)
Basis Risk Shortfall:
With respect to any Distribution Date, the excess, if any, of the amount of interest that such class would have been entitled to receive if the Certificate Interest Rate for such class were calculated without regard to clause (b) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date.

Group I Interest Remittance Amount:
For any Distribution Date the sum of (a) the interest portion of all scheduled monthly payments on the Mortgage Loans on the related due date, to the extent received or advanced, less the related servicing fee rate (b) the interest portion of all proceeds of the repurchase of Mortgage Loans during the preceding calendar month; (c) the interest portion of all other unscheduled collections received during the preceding calendar month in respect of the Mortgage Loans; (d) any compensating interest payments by the master servicer or servicer, as applicable; net of (e) fees payable to, and other amounts reimbursable to, the trustee, the master servicer, the securities administrator, the servicer, the lender-paid mortgage insurance provider or the custodian, as applicable.

Payment of Interest (Continued)
Cap Agreement:
The issuer will benefit from interest rate cap payments from the Cap Agreement Provider pursuant to a cap agreement purchased with respect to each of the Certificates (the “Cap Agreement”).  The Cap Agreement is intended to partially to mitigate potential basis risk shortfalls with respect to the Certificates.  Payments pursuant to the Cap Agreements also will be used to restore OC and reimburse Certificate holders for losses occurring in current and prior periods.

On the Closing Date, the issuer will enter into a cap agreement with the Cap Agreement Provider.  Under the Cap Agreement, on or before each Distribution Date commencing with the Distribution Date in July 2007, and ending with the Distribution Date in February 2017, the Cap Agreement Provider will be obligated to pay to the issuer a floating amount for that Distribution Date, equal to the product of (x) the excess of (i) One-Month LIBOR, as determined pursuant to the Cap Agreement, for the related calculation period (as defined in the related Cap Agreement) over (ii) [5.32]%, (y) the related Cap Notional Amount as set forth herein for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.
See schedule of Cap Notional Amount herein.

Cap Agreement Distributions:

On each Distribution Date, any payments received from the Cap Agreement Provider (the “Cap Payment Amount”) will be allocated in the following order of priority (after payment of Net Monthly Excess Cashflow described herein):
i.    from the Cap Payment Amount, concurrently, to each class of Class I-A Certificates, any Realized Loss Amount for such classes, pro rata, and then to the Class I-M Certificates, any Realized Loss Amount for such classes, pro rata, in each case based on the amount of Allocated Realized Loss Amount due such classes to the extent remaining unpaid from Net Monthly Excess Cashflow for each such class for that Distribution Date;
ii.   from any remaining Cap Payment Amount, concurrently, to each class of Class I-A Certificates, any Basis Risk Shortfall for such classes, pro rata, based on the amount of Basis Risk Shortfall due such classes to the extent remaining unpaid from Net Monthly Excess Cashflow for each such class for that Distribution Date;
iii.   from any remaining Cap Payment Amount, concurrently, to each class of Class I-M Certificates, any Basis Risk Shortfall for such classes, pro rata, based on the amount of Basis Risk Shortfall due such classes to the extent remaining unpaid from Net Monthly Excess Cashflow for each such class for that Distribution Date;
iv.   from any remaining Cap Payment Amount, to the holders of the Class I-A Certificates and Class I-M Certificates in an amount equal to the Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described in the Payment of Principal section herein, to the extent remaining unpaid from Net Monthly Excess Cashflow for each such class for that Distribution Date;
v.    from any remaining Cap Payment Amount, to the holders of the Non-Offered Certificates as provided in the Pooling and Servicing Agreement.

Cap Provider:	TBD.

Payment of Interest (Continued)
Swap Agreement:
On the Closing Date, the Issuer will enter into a Swap Agreement with the Swap Provider with an initial notional amount of approximately $505,362,052.  Under the Swap Agreement, on or before each Distribution Date commencing with the Distribution Date in June 2007 and ending with the Distribution Date in October 2010, the Securities Administrator, on behalf of the supplemental interest trust, shall be obligated to pay to the Swap Provider a fixed amount for that Distribution Date, equal to the product of (x) a fixed rate equal to [5.17]% per annum, (y) the Swap Notional Amount as set forth in the Swap Agreement for that Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from and including the effective date (as defined in the Swap Agreement) to but excluding the first Distribution Date, determined on a 30/360 basis) and the denominator of which is 360, and the Swap Provider will be obligated to pay to the Securities Administrator (on behalf of the supplemental interest trust) a floating amount for that Distribution Date, equal to the product of (x) One-Month LIBOR, as determined pursuant to Swap Agreement, for the related calculation period (as defined in the Swap Agreement), (y) the Swap Notional Amount as set forth in the Swap Agreement for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.
On each Distribution Date, any Net Swap Payments received from the Swap Provider will be distributed in the following order of priority:

i.    to pay any accrued and unpaid interest on the Class I-1A Certificates and Class I-2A Certificates, including any accrued and unpaid interest from prior Distribution Dates, pro rata based on the amount of accrued and unpaid interest, to the extent unpaid from Net Monthly Excess Cashflow or the related Interest Remittance Amount;

ii.   sequentially to pay any accrued and unpaid interest on the Class I-M Certificates, in order of payment priority, including any accrued unpaid interest from prior Distribution Dates to the extent unpaid from the Net Monthly Excess Cashflow;

iii.  to pay any Allocated Realized Loss Amounts remaining on the Class I-1A and Class I-2A Certificates, pro rata, to the extent unpaid from the Net Monthly Excess Cashflow, until reduced to zero;

iv.  to pay any Allocated Realized Loss Amounts remaining on the Class I-M Certificates, sequentially, in order of payment priority to the extent unpaid from the Net Monthly Excess Cashflow, until reduced to zero;

v.   to pay the Basis Risk Shortfall first, on the Class I-1A and Class I-2A Certificates, pro rata, and then sequentially to the Class I-M Certificates remaining unpaid and to the extent not covered by Net Monthly Excess Cashflow;

vi.  to pay any principal first, on the Class I-1A Certificates and Class I-2A Certificates, and second, on the Class I-M Certificates, sequentially, in accordance with the principal payment provisions in an amount necessary to maintain the applicable Overcollateralization Target Amount to the extent not covered by Net Monthly Excess Cashflow; and

vii.  to pay any remaining amounts as set forth in the Pooling and Servicing Agreement.

Swap Provider:	TBD.

Payment of Interest (Continued)
Interest Payment Priority:
On each Distribution Date, the Group I Interest Remittance Amount will be distributed in the following order of priority, in each case, to the extent remaining:
(i)   To the Swap Provider, in an amount equal to any Net Swap Payment and any Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement;

(ii)  concurrently, (A) from the Group I Interest Remittance Amount relating to subgroup I-1 for such Distribution Date, to the Class I-1A1 and Class I-1A2 Certificates, on a pro rata basis, the Accrued Certificate Interest for such class for such Distribution Date and (B) from the Group I Interest Remittance Amount relating to subgroup I-2 for such Distribution Date, to the Class I-2A1 and Class I-2A2 Certificates, on a pro rata basis, the Accrued Certificate Interest for such class for such Distribution Date;

(iii)  from the remaining Group I Interest Remittance Amount relating to subgroup I-1 and subgroup I-2, to the holders of the Class I-M1 Certificates the Accrued Certificate Interest for such class;

(iv)  from the remaining Group I Interest Remittance Amount relating to subgroup I-1 and subgroup I-2, to the holders of the Class I-M2 Certificates the Accrued Certificate Interest for such class;

(v)  from the remaining Group I Interest Remittance Amount relating to subgroup I-1 and subgroup I-2, to the holders of the Class I-M3 Certificates the Accrued Certificate Interest for such class;

(vi)      any remainder (to the extent not included as part of the Principal Distribution Amount) to be included as Net Monthly Excess Cashflow as described below.

Payment of Principal
Principal Payment Priority:
On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)   concurrently, (A) the related Class I-A Principal Allocation Fraction of the Principal Distribution Amount, to the Class I-1A1 and Class I-1A2 Certificates, pro rata, until their respective class certificate balances have been reduced to zero with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class I-1A Certificates will be allocated sequentially, to the Class I-1A1 Certificates and Class I-1A2 Certificates, in that order, until their respective class certificate balances have been reduced to zero, and (B) the related Class I-A Principal Allocation Fraction of the Principal Distribution Amount, to the Class I-2A1 and Class I-2A2 Certificates, pro rata, until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)  any remaining Principal Distribution Amount shall be distributed to the Class I-1A1, Class I-1A2, Class I-2A1 and Class I-2A2 Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balance of each such class has been reduced to zero;

(iii)  to the holders of the Class I-M Certificates, sequentially in order of priority, the remaining Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero; and

(iv)  any remainder to be included as Net Monthly Excess Cashflow as described below.

On each Distribution Date (a) on and after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows;

(i)   concurrently, (A) an amount up to the related Class I-A Principal Allocation Fraction of the Class I-A Principal Distribution Amount shall be distributed to the Class I-1A1 Certificates and Class I-1A2 Certificates, pro rata, based on the Certificate Principal Balances thereof, in each case until the Certificate Principal Balance of each such class has been reduced to zero and (B) an amount up to the related Class I-A Principal Allocation Fraction of the Class I-A Principal Distribution Amount shall be distributed to the Class I-2A1 Certificates and Class I-2A2 Certificates, pro rata, based on the Certificate Principal Balances thereof, in each case until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)  from any remaining Principal Distribution Amount, in an amount up to any remaining Class I-A Principal Distribution Amount shall be distributed to the Class I-1A1, Class I-1A2, Class I-2A1 and Class I-2A2 Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balance of each such class has been reduced to zero;

(iii)  to the holders of the Class I-M1 Certificates, the Class I-M1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(iv)  to the holders of the Class I-M2 Certificates, the Class I-M2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(v)  to the holders of the Class I-M3 Certificates, the Class I-M3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

(vi)  any remainder to be included as Net Monthly Excess Cashflow as described below.

Payment of Principal (Continued)
Principal Remittance Amount:
For any Distribution Date the sum of (a) the principal portion of all scheduled monthly payments on the related Mortgage Loans on the related due date to extent received or advanced, (b) the principal portion of all proceeds of the repurchase of Mortgage Loans in the related Mortgage Loan subgroup during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related Mortgage Loans net of (d) fees payable to, and other amounts reimbursable to, the trustee, the master servicer, the securities administrator, the servicer, the lender paid mortgage insurance provider or the custodian, as applicable, to the extent not paid or reimbursed from the Interest Remittance Amount for such Distribution Date.

Principal Distribution Amount:	For any Distribution Date, the sum of (a) the Principal Remittance Amount and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Release Amount.

Class I-A Principal Allocation Fraction:
For any Distribution Date and (i) the Class I-1A Certificates and (ii) the Class I-2A Certificates, as determined separately, a fraction, (x) the numerator of which is the Principal Remittance Amount with respect to the mortgage loans in subgroup I-1 or subgroup I-2, as applicable, to be distributed on that Distribution Date, and (y) the denominator of which is the Principal Remittance Amount for the mortgage loans in subgroup I-1 and subgroup I-2 to be distributed on that Distribution Date.

Class I-A Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class I-A Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) approximately 85.40% (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus approximately $1,775,541.

Class I-M1 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the distribution of the Class I-A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class I-M1 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 92.40% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $1,775,541.

Class I-M2 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the distribution of the Class I-A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class I-M1 Certificates (after taking into account the distribution of the Class I-M1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class I-M2 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 95.50% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $1,775,541.

Payment of Principal (Continued)
Class I-M3 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the distribution of the Class I-1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the distribution of the Class I-M1 Principal Distribution Amount on such Distribution Date), (iii)  the Certificate Principal Balance of the Class I-M2 Certificates (after taking into account the distribution of the Class I-M2 Principal Distribution Amount on such Distribution Date)and (iv) the Certificate Principal Balance of the Class I-M3 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 98.30% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $1,775,541.

Allocation of Losses

Realized Losses:
The excess of the stated principal balance of a defaulted mortgage loan over the net liquidation proceeds (that are allocated to the principal balance of such mortgage loan).  To the extent the Servicer receives subsequent recoveries with respect to any mortgage loan, the amount of any Realized Loss with respect to that mortgage loan will be reduced by such subsequent recoveries. Realized Losses refer to the aggregate amount of losses on the Mortgage Loans.

Allocation of Realized Losses:
Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by Net Monthly Excess Cashflow and the OC amount, and then will be allocated to Class I-M Certificates in reverse sequential order according to priority.  Thereafter, Realized Losses will be allocated to the Class I-A Certificates from the related mortgage loan subgroup, provided however that Realized Losses on the Mortgage Loans in subgroup I-1 will be allocated first to the Class I-1A2 Certificates until the certificate principal balance has been reduced to zero and then to the Class I-1A1 Certificates, and that Realized Losses on the Mortgage Loans in subgroup I-2 will be allocated first to the Class I-2A2 Certificates until the certificate principal balance has been reduced to zero and then to the Class I-2A1 Certificates. If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate Certificate Principal Balance of the Class I-A and Class I-M Certificates after giving effect to principal distributions on such date exceeds the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the “Realized Loss Amount”) will be allocated as described above. Any such allocation to a class of Certificates will be effected by reducing the Certificate Principal Balance of such class.

Payment of Net Monthly Excess Cashflow
Net Monthly Excess Cashflow:
With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i.)      to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, allocated as described under Principal Payment Priority herein;

(ii.)     concurrently, on a pro rata basis, (A) to the Class I-1A1 and Class I-1A2 Certificates, on a pro rata basis, any related Allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Basis Risk Shortfalls related to such class, and (B) to the Class I-2A1 and Class I-2A2 Certificates, on a pro rata basis, any related Allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Basis Risk Shortfalls related to such Certificate;

(iii.)     to the holders of the Class I-M1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Basis Risk Shortfalls related to such Certificate;

(iv.)    to the holders of the Class I-M2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Basis Risk Shortfalls related to such Certificate;

(v.)     to the holders of the Class I-M3 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Basis Risk Shortfalls related to such Certificate;

(vi.)    to the swap provider, in an amount equal to any Swap Termination Payment due to the swap provider as a result of a Swap Provider Trigger Event; and

(vii.)        to the holders of the Class I-C and Class I-R Certificates as provided in the Pooling and Servicing Agreement.

The Cap Agreement Schedule

Deal Period	Distribution Date	Notional Balance	Deal Period	Distribution Date	Notional Balance
1	6/25/2007	$0.00	61	6/25/2012	$0.00
2	7/25/2007	$2,077,822.78	62	7/25/2012	$0.00
3	8/25/2007	$4,414,109.03	63	8/25/2012	$0.00
4	9/25/2007	$6,891,122.05	64	9/25/2012	$0.00
5	10/25/2007	$9,910,683.10	65	10/25/2012	$0.00
6	11/25/2007	$12,437,245.59	66	11/25/2012	$0.00
7	12/25/2007	$14,940,725.53	67	12/25/2012	$69,331,948.70
8	1/25/2008	$17,580,106.87	68	1/25/2013	$67,734,165.88
9	2/25/2008	$20,004,027.91	69	2/25/2013	$66,170,546.05
10	3/25/2008	$22,590,852.23	70	3/25/2013	$64,697,442.15
11	4/25/2008	$25,585,885.07	71	4/25/2013	$63,160,974.15
12	5/25/2008	$28,729,515.88	72	5/25/2013	$56,183,416.42
13	6/25/2008	$31,860,329.60	73	6/25/2013	$54,860,726.72
14	7/25/2008	$34,998,265.45	74	7/25/2013	$53,584,028.63
15	8/25/2008	$37,707,364.14	75	8/25/2013	$52,317,374.52
16	9/25/2008	$39,830,393.64	76	9/25/2013	$51,076,530.85
17	10/25/2008	$41,432,417.85	77	10/25/2013	$49,868,215.13
18	11/25/2008	$42,765,987.80	78	11/25/2013	$49,362,843.36
19	12/25/2008	$43,469,280.58	79	12/25/2013	$48,194,895.65
20	1/25/2009	$45,124,063.41	80	1/25/2014	$47,026,702.94
21	2/25/2009	$45,780,321.29	81	2/25/2014	$45,875,780.53
22	3/25/2009	$46,360,361.25	82	3/25/2014	$44,790,302.30
23	4/25/2009	$47,085,735.11	83	4/25/2014	$43,673,592.71
24	5/25/2009	$48,263,671.83	84	5/25/2014	$43,375,187.36
25	6/25/2009	$49,359,495.41	85	6/25/2014	$42,305,658.36
26	7/25/2009	$50,402,103.32	86	7/25/2014	$41,269,555.06
27	8/25/2009	$51,200,139.52	87	8/25/2014	$40,237,966.34
28	9/25/2009	$51,612,725.41	88	9/25/2014	$39,226,076.85
29	10/25/2009	$51,632,066.13	89	10/25/2014	$38,245,915.38
30	11/25/2009	$51,516,715.38	90	11/25/2014	$37,271,211.65
31	12/25/2009	$51,141,156.03	91	12/25/2014	$36,329,177.55
32	1/25/2010	$50,583,957.79	92	1/25/2015	$35,392,516.12
33	2/25/2010	$50,376,865.87	93	2/25/2015	$34,475,663.03
34	3/25/2010	$50,101,384.26	94	3/25/2015	$33,614,742.01
35	4/25/2010	$49,804,344.10	95	4/25/2015	$32,735,628.41
36	5/25/2010	$49,458,951.00	96	5/25/2015	$31,887,486.85
37	6/25/2010	$49,063,151.73	97	6/25/2015	$31,047,706.76
38	7/25/2010	$48,612,009.31	98	7/25/2015	$30,237,030.53
39	8/25/2010	$147,734,836.03	99	8/25/2015	$29,435,047.27
40	9/25/2010	$142,194,672.93	100	9/25/2015	$28,651,236.78
41	10/25/2010	$137,294,498.22	101	10/25/2015	$27,895,687.12
42	11/25/2010	$132,878,558.44	102	11/25/2015	$27,148,034.80
43	12/25/2010	$128,189,350.61	103	12/25/2015	$26,428,041.90
44	1/25/2011	$124,371,150.92	104	1/25/2016	$25,717,016.42
45	2/25/2011	$120,685,649.21	105	2/25/2016	$25,024,402.27
46	3/25/2011	$117,023,401.22	106	3/25/2016	$24,365,467.50
47	4/25/2011	$113,023,223.08	107	4/25/2016	$23,707,710.12
48	5/25/2011	$108,990,629.55	108	5/25/2016	$23,072,201.86
49	6/25/2011	$104,770,381.49	109	6/25/2016	$22,442,281.75
50	7/25/2011	$100,340,764.13	110	7/25/2016	$21,831,684.95
51	8/25/2011	$0.00	111	8/25/2016	$21,226,729.08
52	9/25/2011	$0.00	112	9/25/2016	$20,633,440.71
53	10/25/2011	$0.00	113	10/25/2016	$20,057,757.50
54	11/25/2011	$0.00	114	11/25/2016	$19,487,675.11
55	12/25/2011	$0.00	115	12/25/2016	$18,933,762.32
56	1/25/2012	$0.00	116	1/25/2017	$18,385,670.14
57	2/25/2012	$0.00	117	2/25/2017	$17,848,586.57
58	3/25/2012	$0.00	118	3/25/2017	$0.00
59	4/25/2012	$0.00
60	5/25/2012	$0.00

The Swap Agreement Schedule

Deal Period	Distribution Date	Notional Balance
1	6/25/2007	$505,362,052.48
2	7/25/2007	$496,172,270.44
3	8/25/2007	$485,641,405.27
4	9/25/2007	$474,307,161.04
5	10/25/2007	$461,901,426.35
6	11/25/2007	$449,582,271.73
7	12/25/2007	$437,152,725.32
8	1/25/2008	$423,958,083.65
9	2/25/2008	$410,177,947.55
10	3/25/2008	$396,206,651.52
11	4/25/2008	$380,905,852.29
12	5/25/2008	$364,524,761.12
13	6/25/2008	$347,650,469.30
14	7/25/2008	$330,219,633.16
15	8/25/2008	$313,923,794.26
16	9/25/2008	$299,584,529.91
17	10/25/2008	$286,879,699.52
18	11/25/2008	$275,456,789.40
19	12/25/2008	$264,788,510.12
20	1/25/2009	$254,237,473.12
21	2/25/2009	$245,056,954.44
22	3/25/2009	$236,017,668.55
23	4/25/2009	$226,232,788.35
24	5/25/2009	$214,328,346.84
25	6/25/2009	$202,209,169.22
26	7/25/2009	$190,019,537.75
27	8/25/2009	$178,751,331.98
28	9/25/2009	$169,172,124.25
29	10/25/2009	$160,926,325.50
30	11/25/2009	$153,599,877.98
31	12/25/2009	$147,188,687.80
32	1/25/2010	$140,909,048.32
33	2/25/2010	$135,120,413.65
34	3/25/2010	$129,514,265.95
35	4/25/2010	$123,760,845.36
36	5/25/2010	$117,809,450.02
37	6/25/2010	$111,704,075.61
38	7/25/2010	$105,473,763.43

Sensitivity Table for the Offered Certificates – To Maturity

The assumptions for the sensitivity table below are as follows:
▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

▪	1-month LIBOR remain static

▪	20% Clean Up Call is not exercised

▪	Assumes closing date of May 30, 2007

Class I-1A1 to Maturity
Price: 100-00	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
Avg Life	7.96	5.56	4.15	3.25	2.62	2.16	1.80
Duration	5.51	4.16	3.29	2.68	2.23	1.88	1.59
Prin Start	1	1	1	1	1	1	1
Prin End	350	323	273	224	185	155	132
Prin Win	350	323	273	224	185	155	132

Class I-1A2 to Maturity
Price: 100-00	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
Avg Life	7.96	5.56	4.15	3.25	2.62	2.16	1.80
Duration	5.49	4.15	3.28	2.67	2.22	1.87	1.59
Prin Start	1	1	1	1	1	1	1
Prin End	350	323	273	224	185	155	132
Prin Win	350	323	273	224	185	155	132

Sensitivity Table for the Offered Certificates – To Call

The assumptions for the sensitivity table below are as follows:
▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

▪	1-month LIBOR remain static
20% Clean Up Call is exercised
Assumes closing date of May 30, 2007

Class I-2A1 to Call
Price: 100-00	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
Avg Life	6.92	4.65	3.40	2.65	2.13	1.75	1.46
Duration	5.14	3.75	2.88	2.31	1.90	1.59	1.34
Prin Start	1	1	1	1	1	1	1
Prin End	171	118	86	67	54	45	38
Prin Win	171	118	86	67	54	45	38

Class I-2A2 to Call
Price: 100-00	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
Avg Life	6.92	4.65	3.40	2.65	2.13	1.75	1.46
Duration	5.12	3.74	2.88	2.31	1.89	1.58	1.34
Prin Start	1	1	1	1	1	1	1
Prin End	171	118	86	67	54	45	38
Prin Win	171	118	86	67	54	45	38

Forward Curves

Period	1 Month Libor (%)	6 Month Libor (%)	1 Year Libor (%)	1 Year CMT (%)	Period	1 Month Libor (%)	6 Month Libor (%)	1 Year Libor (%)	1 Year CMT (%)
1	5.32000	5.37000	5.34000	4.86000	51	5.15227	5.24368	5.32437	4.70333
2	5.33600	5.35030	5.31620	4.89630	52	5.16913	5.25450	5.32793	4.70837
3	5.35168	5.32013	5.28898	4.89355	53	5.18378	5.26249	5.32999	4.71390
4	5.31336	5.28017	5.25848	4.87900	54	5.19599	5.26743	5.33087	4.71991
5	5.28833	5.24098	5.22954	4.85333	55	5.20554	5.26909	5.33097	4.72639
6	5.25089	5.20236	5.20115	4.82108	56	5.21221	5.26792	5.33068	4.73333
7	5.20442	5.16918	5.17457	4.79094	57	5.21579	5.26500	5.33045	4.74071
8	5.15895	5.14253	5.15077	4.76732	58	5.21605	5.26113	5.33072	4.74852
9	5.11719	5.11966	5.12986	4.74746	59	5.21277	5.25714	5.33201	4.75675
10	5.08333	5.10017	5.11176	4.73148	60	5.20572	5.25393	5.33482	4.76539
11	5.06157	5.08295	5.09600	4.71861	61	5.19865	5.25246	5.33973	4.77441
12	5.05611	5.06624	5.08181	4.70715	62	5.19510	5.25307	5.34689	4.78344
13	5.04789	5.04759	5.06805	4.69448	63	5.19305	5.25552	5.35592	4.79211
14	5.02466	5.02784	5.05512	4.68001	64	5.19262	5.25993	5.36654	4.80037
15	5.00269	5.00995	5.04438	4.66547	65	5.19393	5.26642	5.37845	4.80819
16	4.98220	4.99413	5.03580	4.65107	66	5.19710	5.27512	5.39131	4.81552
17	4.96341	4.98063	5.02934	4.63702	67	5.20224	5.28615	5.40481	4.82232
18	4.94656	4.96966	5.02490	4.62353	68	5.20948	5.29950	5.41856	4.82856
19	4.93185	4.96146	5.02236	4.61087	69	5.21894	5.31464	5.43219	4.83419
20	4.91951	4.95599	5.02159	4.59931	70	5.23074	5.33091	5.44529	4.83917
21	4.90977	4.95293	5.02239	4.58914	71	5.24499	5.34760	5.45743	4.84347
22	4.90284	4.95202	5.02457	4.58068	72	5.26182	5.36396	5.46817	4.84704
23	4.89896	4.95290	5.02788	4.57427	73	5.28056	5.37921	5.47704	4.84985
24	4.89833	4.95521	5.03205	4.57026	74	5.29834	5.39265	5.48396	4.85225
25	4.89972	4.95847	5.03678	4.56904	75	5.31442	5.40404	5.48929	4.85463
26	4.90155	4.96242	5.04241	4.57029	76	5.32869	5.41327	5.49325	4.85705
27	4.90438	4.96705	5.04944	4.57335	77	5.34101	5.42022	5.49606	4.85954
28	4.90807	4.97222	5.05773	4.57804	78	5.35128	5.42477	5.49795	4.86215
29	4.91248	4.97779	5.06716	4.58415	79	5.35938	5.42679	5.49918	4.86493
30	4.91749	4.98362	5.07760	4.59141	80	5.36518	5.42682	5.50001	4.86793
31	4.92296	4.98958	5.08889	4.59954	81	5.36858	5.42580	5.50072	4.87119
32	4.92876	4.99661	5.10088	4.60819	82	5.36945	5.42428	5.50161	4.87478
33	4.93475	5.00569	5.11341	4.61700	83	5.36768	5.42279	5.50298	4.87874
34	4.94079	5.01670	5.12632	4.62554	84	5.36314	5.42192	5.50515	4.88315
35	4.94676	5.02954	5.13942	4.63336	85	5.35955	5.42229	5.50847	4.88806
36	4.95252	5.04406	5.15255	4.63998	86	5.35923	5.42388	5.51274	4.89314
37	4.96429	5.06011	5.16551	4.64485	87	5.35961	5.42628	5.51753	4.89802
38	4.98209	5.07647	5.17848	4.64874	88	5.36072	5.42954	5.52278	4.90269
39	4.99946	5.09183	5.19169	4.65279	89	5.36261	5.43370	5.52842	4.90712
40	5.01619	5.10599	5.20504	4.65695	90	5.36531	5.43879	5.53440	4.91132
41	5.03206	5.11871	5.21840	4.66120	91	5.36887	5.44487	5.54063	4.91528
42	5.04685	5.12979	5.23166	4.66551	92	5.37332	5.45160	5.54706	4.91897
43	5.06035	5.13899	5.24469	4.66984	93	5.37872	5.45852	5.55359	4.92238
44	5.07234	5.14791	5.25738	4.67417	94	5.38509	5.46547	5.56016	4.92552
45	5.08261	5.15831	5.26960	4.67847	95	5.39249	5.47230	5.56667	4.92836
46	5.09093	5.17018	5.28124	4.68271	96	5.40095	5.47884	5.57305	4.93089
47	5.09710	5.18349	5.29218	4.68685	97	5.40833	5.48490	5.57919	4.93310
48	5.10089	5.19826	5.30230	4.69088	98	5.41392	5.49067	5.58525	4.93499
49	5.11279	5.21445	5.31146	4.69474	99	5.41952	5.49647	5.59139	4.93654
50	5.13341	5.23025	5.31897	4.69878	100	5.42515	5.50229	5.59760	4.93773

Group I Excess Spread Schedule

Period			Period
	Excess Spread Under STATIC (%)(2,3)	Excess Spread Under FORWARD (%) (1,2)		Excess Spread Under STATIC (%)(2,3)	Excess Spread Under FORWARD (%) (1,2)
1	2.39	2.39	51	1.23	1.39
2	1.51	1.51	52	1.23	1.38
3	1.50	1.50	53	1.41	1.54
4	1.50	1.50	54	1.24	1.36
5	1.51	1.51	55	1.42	1.52
6	1.50	1.50	56	1.28	1.39
7	1.51	1.51	57	1.28	1.38
8	1.50	1.50	58	1.64	1.74
9	1.50	1.50	59	2.40	2.44
10	1.52	1.52	60	3.30	3.30
11	1.50	1.50	61	3.11	3.13
12	1.50	1.51	62	3.30	3.31
13	1.48	1.50	63	3.11	3.14
14	1.50	1.52	64	3.11	3.14
15	1.47	1.50	65	3.30	3.32
16	1.46	1.50	66	3.11	3.14
17	1.49	1.54	67	3.30	3.32
18	1.45	1.51
19	1.49	1.56
20	1.45	1.52
21	1.45	1.52
22	1.58	1.66
23	1.44	1.53
24	1.48	1.58
25	1.43	1.53
26	1.48	1.59
27	1.41	1.54
28	1.41	1.54
29	1.47	1.60
30	1.40	1.54
31	1.47	1.61
32	1.41	1.55
33	1.41	1.55
34	1.64	1.78
35	1.40	1.54
36	1.48	1.62
37	1.39	1.54
38	1.47	1.61
39	1.41	1.52
40	1.40	1.52
41	1.48	1.59
42	1.22	1.48
43	1.41	1.65
44	1.23	1.47
45	1.23	1.46
46	1.77	1.97
47	1.23	1.45
48	1.41	1.62
49	1.23	1.43
50	1.41	1.58

(1)	The excess spread cited herein is calculated assuming all indices adjust to the rates specified in the forward curve and that the collateral is run at 100% of the pricing speed.
(2)
Calculated as (a) interest collections on the collateral and swap and cap cash flow, less capped interest on the Certificates divided by (b) collateral balance as of the beginning period multiplied by (c) 12.

(3)	Assumes 1 month LIBOR stays at 5.320%, 6 month LIBOR stays at 5.370%, 1 year LIBOR 5.340% and 1 year CMT 4.920%.

Collateral Characteristics of the Group I Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$507,297,514	$30,847	$4,665,000
Average Scheduled Principal Balance	$323,945
Number of Mortgage Loans	1,566

Weighted Average Gross Coupon	7.577%	4.125%	9.875%
Weighted Average Original Rate	7.571%	4.125%	9.875%
Weighted Average FICO Score	703	542	819
Weighted Average Original LTV	77.57%	22.22%	100.94%
Weighted Average Total LTV (Including Silent 2nd)	89.36%	22.22%	100.94%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	313 months	360 months
Weighted Average Seasoning	2 months	0 months	47 months

Weighted Average Gross Margin	4.176%	1.875%	5.500%
Weighted Average Minimum Interest Rate	4.176%	1.875%	5.500%
Weighted Average Maximum Interest Rate	12.590%	9.500%	14.875%
Weighted Average Months to Roll	57 months	1 month	115 months
Weighted Average Months to Pymt Roll	58 months	4 months	116 months

Maturity Date		Jun 1 2033	May 1 2037
Maximum Zip Code Concentration	1.13%	11930

ARM	100.00%	First Lien	100.00%

1 Mo LIBOR IO	0.31%	FIFA	7.52%
1 Yr CMT	0.03%	FISA	0.10%
1 Yr LIBOR IO	0.35%	NINA	0.18%
10/1 CMT	0.06%	NO DOC	18.08%
10/1 LIBOR	0.11%	NO RATIO	26.17%
10/1 LIBOR IO	0.18%	SIFA	36.21%
2/6 LIBOR IO	0.07%	SISA	11.74%
3/1 CMT	0.35%
3/1 LIBOR	0.02%	Cash Out Refinance	30.89%
3/1 LIBOR IO	1.74%	Purchase	60.81%
3/6 LIBOR	0.06%	Rate/Term Refinance	8.30%
3/6 LIBOR IO	0.59%
5/1 LIBOR	0.21%	Condominium	13.37%
5/1 LIBOR IO	4.71%	Cooperative	0.02%
5/6 LIBOR	13.97%	PUD	24.59%
5/6 LIBOR IO	75.98%	Single Family	53.23%
6 MO LIBOR	0.04%	Two-Four Family	8.79%
7/1 CMT	0.02%
7/1 LIBOR	0.04%	Investor	21.46%
7/1 LIBOR IO	1.15%	Primary	72.29%
		Second Home	6.25%
Interest Only	85.08%
Not Interest Only	14.92%	Top 5 States:
		Florida	26.04%
No Prepay Penalty	77.83%	California	15.52%
Prepay Penalty: 12 months	4.51%	New York	6.33%
Prepay Penalty: 24 months	13.32%	Arizona	5.90%
Prepay Penalty: 36 months	2.24%	Illinois	4.44%
Prepay Penalty: 60 months	2.11%
		% of Loan with Lender Paid Mortgage Insurance	64.02%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	25	1,015,085.67	0.20%	8.090	358	81.44	673
50,000.01 - 100,000.00	123	9,388,699.64	1.85%	7.850	358	77.04	694
100,000.01 - 150,000.00	223	28,023,112.72	5.52%	7.639	358	79.52	702
150,000.01 - 200,000.00	249	43,208,377.90	8.52%	7.610	358	78.58	700
200,000.01 - 250,000.00	196	44,176,988.73	8.71%	7.505	358	79.73	697
250,000.01 - 300,000.00	169	46,071,977.38	9.08%	7.419	358	79.03	701
300,000.01 - 350,000.00	96	31,509,736.53	6.21%	7.523	358	81.70	692
350,000.01 - 400,000.00	96	35,909,569.62	7.08%	7.433	358	79.20	694
400,000.01 - 450,000.00	70	29,628,787.77	5.84%	7.598	358	79.01	702
450,000.01 - 500,000.00	54	25,803,893.13	5.09%	7.662	358	77.83	708
500,000.01 - 550,000.00	36	18,935,395.49	3.73%	7.596	358	77.51	700
550,000.01 - 600,000.00	34	19,505,654.50	3.85%	7.646	358	77.11	707
600,000.01 - 650,000.00	42	26,415,858.64	5.21%	7.565	358	77.36	705
650,000.01 - 700,000.00	21	14,174,994.29	2.79%	7.666	358	78.86	719
700,000.01 - 750,000.00	19	13,801,982.83	2.72%	7.834	357	76.22	701
750,000.01 - 800,000.00	24	18,619,939.18	3.67%	7.869	357	78.91	722
800,000.01 - 850,000.00	12	9,922,028.07	1.96%	7.823	357	75.67	715
850,000.01 - 900,000.00	15	13,179,859.33	2.60%	7.442	357	77.94	703
900,000.01 - 950,000.00	9	8,343,921.09	1.64%	7.446	357	78.56	692
950,000.01 - 1,000,000.00	28	27,612,844.28	5.44%	7.891	357	73.92	715
1,000,000.01 - 1,050,000.00	5	5,180,000.00	1.02%	7.774	358	69.65	715
1,100,000.01 - 1,150,000.00	2	2,258,000.00	0.45%	7.307	358	69.98	737
1,150,000.01 - 1,200,000.00	1	1,200,000.00	0.24%	5.750	339	68.57	774
1,200,000.01 - 1,250,000.00	3	3,675,000.00	0.72%	7.875	359	70.00	768
1,250,000.01 - 1,300,000.00	2	2,560,000.00	0.50%	8.802	353	67.46	705
1,300,000.01 - 1,350,000.00	1	1,320,500.00	0.26%	8.000	359	66.86	706
1,350,000.01 - 1,400,000.00	2	2,800,000.00	0.55%	8.125	355	74.15	725
1,450,000.01 - 1,500,000.00	1	1,495,000.00	0.29%	7.875	352	65.00	673
1,650,000.01 - 1,700,000.00	1	1,680,000.00	0.33%	6.375	356	80.00	677
1,850,000.01 - 1,900,000.00	1	1,885,000.00	0.37%	8.250	359	65.00	693
1,950,000.01 - 2,000,000.00	1	1,988,000.00	0.39%	5.875	356	59.79	751
2,450,000.01 - 2,500,000.00	2	4,992,307.80	0.98%	6.686	347	70.78	706
2,550,000.01 - 2,600,000.00	1	2,600,000.00	0.51%	7.000	353	65.00	707
3,000,000.01+	2	8,414,999.50	1.66%	6.780	355	64.01	683
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	1	188,480.92	0.04%	4.125	313	80.00	773
4.500 - 4.999	3	1,329,991.69	0.26%	4.516	342	79.27	750
5.000 - 5.499	2	290,913.51	0.06%	5.063	348	92.19	716
5.500 - 5.999	20	11,584,700.61	2.28%	5.753	350	74.09	722
6.000 - 6.499	47	21,626,707.70	4.26%	6.194	356	72.13	719
6.500 - 6.999	171	49,797,675.45	9.82%	6.742	357	76.45	711
7.000 - 7.499	309	95,677,213.02	18.86%	7.223	358	76.85	713
7.500 - 7.999	542	176,238,679.32	34.74%	7.729	358	78.01	698
8.000 - 8.499	408	131,270,373.83	25.88%	8.196	358	78.31	699
8.500 - 8.999	42	13,596,099.88	2.68%	8.560	358	81.99	703
9.000 - 9.499	10	2,478,412.30	0.49%	9.064	359	85.15	646
9.500 - 9.999	11	3,218,265.86	0.63%	9.609	356	84.23	656
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Original Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	1	188,480.92	0.04%	4.125	313	80.00	773
4.500 - 4.999	3	1,329,991.69	0.26%	4.516	342	79.27	750
5.000 - 5.499	2	290,913.51	0.06%	5.063	348	92.19	716
5.500 - 5.999	20	11,584,700.61	2.28%	5.753	350	74.09	722
6.000 - 6.499	47	21,626,707.70	4.26%	6.194	356	72.13	719
6.500 - 6.999	172	50,113,675.45	9.88%	6.752	357	76.47	711
7.000 - 7.499	309	95,677,213.02	18.86%	7.223	358	76.85	713
7.500 - 7.999	543	177,498,679.32	34.99%	7.742	358	77.96	698
8.000 - 8.499	407	130,954,373.83	25.81%	8.196	358	78.31	698
8.500 - 8.999	42	13,596,099.88	2.68%	8.560	358	81.99	703
9.000 - 9.499	10	2,478,412.30	0.49%	9.064	359	85.15	646
9.500 - 9.999	10	1,958,265.86	0.39%	9.679	359	93.39	648
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
525-549	1	313,250.00	0.06%	8.375	351	72.01	542
550-574	1	183,116.61	0.04%	5.625	355	98.45	572
600-624	34	10,442,866.27	2.06%	7.696	358	81.02	620
625-649	191	58,244,450.02	11.48%	7.841	358	80.15	637
650-674	283	78,683,368.22	15.51%	7.747	358	79.29	664
675-699	292	92,662,280.35	18.27%	7.597	358	76.90	687
700-724	294	105,489,071.44	20.79%	7.468	358	76.16	711
725-749	208	69,061,725.84	13.61%	7.504	357	77.45	737
750-774	165	57,486,325.83	11.33%	7.350	357	77.11	761
775-799	73	26,356,777.08	5.20%	7.412	357	74.82	785
800+	24	8,374,282.43	1.65%	7.804	358	76.76	805
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	15	2,961,197.10	0.58%	6.870	356	37.49	698
50.00- 54.99	9	7,741,626.72	1.53%	6.702	356	53.88	700
55.00- 59.99	5	3,113,000.00	0.61%	6.409	356	58.92	731
60.00- 64.99	20	9,235,297.40	1.82%	7.374	357	63.23	680
65.00- 69.99	36	21,912,662.86	4.32%	7.409	355	67.21	717
70.00- 74.99	221	69,927,312.33	13.78%	7.572	358	71.02	711
75.00- 79.99	251	95,598,235.97	18.84%	7.459	357	76.49	708
80.00	798	249,021,607.55	49.09%	7.655	358	80.00	705
80.01- 84.99	3	889,516.00	0.18%	7.577	354	83.79	711
85.00- 89.99	36	9,540,054.68	1.88%	7.567	358	87.18	681
90.00- 94.99	85	19,170,319.31	3.78%	7.857	358	90.63	666
95.00- 99.99	82	16,637,450.07	3.28%	7.958	358	95.15	670
100.00	4	936,977.03	0.18%	7.193	355	100.00	704
100.01+	1	612,257.07	0.12%	5.500	352	100.94	637
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	1,355	459,510,939.93	90.58%	7.555	358	76.10	707
LTV> 80 FHA	3	465,454.91	0.09%	5.794	353	98.92	638
LTV> 80 GEMICO	5	1,604,719.97	0.32%	7.891	358	89.81	689
LTV> 80 MGIC	37	7,779,949.26	1.53%	7.655	357	90.93	669
LTV> 80 No MI	1	612,257.07	0.12%	5.500	352	100.94	637
LTV> 80 PMI	4	813,512.66	0.16%	7.271	356	91.34	659
LTV> 80 Radian	22	3,974,637.61	0.78%	7.412	358	91.46	675
LTV> 80 Republic	2	524,475.00	0.10%	7.549	359	89.90	679
LTV> 80 Triad Guaranty Ins. Co.	119	28,209,540.79	5.56%	7.982	358	91.65	674
LTV> 80 United Guaranty	17	3,476,311.21	0.69%	7.874	359	92.58	666
LTV> 80 VA	1	325,715.68	0.06%	5.875	356	93.59	612
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	676	185,295,540.73	36.53%	7.485	357	78.48	689
Silent Seconds	890	322,001,973.36	63.47%	7.629	358	77.05	712
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	15	2,961,197.10	0.58%	6.870	356	37.49	698
50.00- 54.99	9	7,741,626.72	1.53%	6.702	356	53.88	700
55.00- 59.99	5	3,113,000.00	0.61%	6.409	356	58.92	731
60.00- 64.99	15	6,958,457.40	1.37%	7.247	357	63.39	683
65.00- 69.99	15	8,686,215.76	1.71%	6.940	353	67.04	708
70.00- 74.99	52	15,669,571.40	3.09%	7.461	356	71.81	685
75.00- 79.99	90	33,857,065.55	6.67%	7.280	356	76.67	699
80.00	278	70,313,893.74	13.86%	7.743	358	78.57	693
80.01- 84.99	12	6,393,002.00	1.26%	7.644	357	72.27	727
85.00- 89.99	79	28,603,371.91	5.64%	7.530	357	79.66	684
90.00- 94.99	262	79,233,857.33	15.62%	7.625	358	79.53	706
95.00- 99.99	314	96,041,232.14	18.93%	7.776	358	80.45	709
100.00	419	147,112,765.97	29.00%	7.574	358	78.44	709
100.01+	1	612,257.07	0.12%	5.500	352	100.94	637
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,566	507,297,514.09	100.00%	7.577	358	77.57	703
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,566	507,297,514.09	100.00%	7.577	358	77.57	703
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	41	12,834,486.95	2.53%	6.777	350	75.02	722
20.01 -25.00	50	15,856,144.93	3.13%	7.449	356	74.26	722
25.01 -30.00	68	24,368,594.57	4.80%	7.544	358	77.32	714
30.01 -35.00	128	50,751,011.98	10.00%	7.405	357	75.27	696
35.01 -40.00	202	71,500,184.73	14.09%	7.552	357	78.13	696
40.01 -45.00	247	78,000,005.78	15.38%	7.567	358	78.06	691
45.01 -50.00	81	26,558,582.66	5.24%	7.444	357	78.38	683
50.01 -55.00	5	2,036,319.54	0.40%	7.185	353	82.23	728
None	744	225,392,182.95	44.43%	7.704	358	78.01	710
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,566	507,297,514.09	100.00%	7.577	358	77.57	703
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Mo LIBOR IO	2	1,576,000.00	0.31%	9.249	352	72.01	689
1 Yr CMT	1	143,788.07	0.03%	5.000	345	85.00	770
1 Yr LIBOR IO	5	1,760,717.08	0.35%	6.367	356	75.30	710
10/1 CMT	1	323,125.50	0.06%	6.250	354	100.00	614
10/1 LIBOR	2	571,120.33	0.11%	5.087	329	69.82	725
10/1 LIBOR IO	3	935,166.83	0.18%	6.659	353	45.51	732
2/6 LIBOR IO	1	376,000.00	0.07%	7.000	352	80.00	672
3/1 CMT	6	1,798,251.52	0.35%	5.754	352	87.26	639
3/1 LIBOR	1	84,732.35	0.02%	7.250	356	42.53	689
3/1 LIBOR IO	12	8,838,410.81	1.74%	6.587	350	77.00	724
3/6 LIBOR	1	289,189.97	0.06%	7.375	352	74.51	668
3/6 LIBOR IO	4	2,985,200.00	0.59%	8.343	353	73.25	731
5/1 LIBOR	3	1,089,666.91	0.21%	5.815	346	64.21	786
5/1 LIBOR IO	25	23,894,859.83	4.71%	6.414	353	72.84	718
5/6 LIBOR	294	70,884,705.84	13.97%	7.855	358	79.10	694
5/6 LIBOR IO	1,194	385,420,088.70	75.98%	7.650	358	77.80	704
6 MO LIBOR	1	215,673.54	0.04%	6.625	345	80.00	796
7/1 CMT	1	85,039.17	0.02%	4.750	316	68.56	771
7/1 LIBOR	1	192,232.39	0.04%	6.875	352	75.00	663
7/1 LIBOR IO	8	5,833,545.25	1.15%	6.670	354	73.25	704
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	1,254	431,619,988.50	85.08%	7.550	358	77.31	705
Not Interest Only	312	75,677,525.59	14.92%	7.731	358	79.04	694
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	1,189	394,813,554.41	77.83%	7.548	358	77.09	705
Prepay Penalty: 12 months	61	22,892,678.29	4.51%	7.723	358	77.73	715
Prepay Penalty: 24 months	245	67,566,700.21	13.32%	7.688	358	79.87	696
Prepay Penalty: 36 months	32	11,343,739.69	2.24%	7.518	358	77.51	706
Prepay Penalty: 60 months	39	10,680,841.49	2.11%	7.679	358	80.37	679
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,566	507,297,514.09	100.00%	7.577	358	77.57	703
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	132	38,168,832.60	7.52%	6.935	355	79.83	694
FISA	2	503,301.57	0.10%	8.215	359	80.00	728
NINA	5	920,139.11	0.18%	8.001	357	79.79	738
NO DOC	349	91,696,772.57	18.08%	7.801	358	79.13	714
NO RATIO	390	132,775,271.27	26.17%	7.634	358	77.22	707
SIFA	492	183,677,249.74	36.21%	7.503	357	76.24	701
SISA	196	59,555,947.23	11.74%	7.729	358	78.54	690
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	482	156,698,906.33	30.89%	7.570	358	75.57	689
Purchase	969	308,504,170.31	60.81%	7.654	358	78.95	711
Rate/Term Refinance	115	42,094,437.45	8.30%	7.037	356	74.90	701
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	250	67,844,870.59	13.37%	7.656	358	78.66	705
Cooperative	1	84,732.35	0.02%	7.250	356	42.53	689
PUD	344	124,756,192.66	24.59%	7.436	358	78.71	707
Single Family	834	270,044,072.62	53.23%	7.592	358	76.69	698
Two-Four Family	137	44,567,645.87	8.79%	7.761	358	78.12	721
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	518	108,880,814.09	21.46%	7.774	358	77.09	708
Primary	964	366,718,121.20	72.29%	7.522	358	77.90	702
Second Home	84	31,698,578.80	6.25%	7.532	357	75.39	703
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	4	376,897.63	0.07%	7.674	358	78.46	690
Alaska	1	612,257.07	0.12%	5.500	352	100.94	637
Arizona	98	29,946,593.54	5.90%	7.464	358	76.78	714
Arkansas	2	312,052.57	0.06%	7.753	359	82.55	693
California	188	78,718,365.59	15.52%	7.458	358	76.70	709
Colorado	23	9,405,527.53	1.85%	6.912	353	80.09	710
Connecticut	19	5,780,093.11	1.14%	7.641	357	76.59	680
Delaware	5	1,608,591.13	0.32%	7.620	357	77.02	656
District of Columbia	4	1,213,416.84	0.24%	7.947	358	83.47	643
Florida	383	132,089,549.18	26.04%	7.712	358	78.64	704
Georgia	47	13,419,620.10	2.65%	7.884	358	79.69	707
Hawaii	3	1,960,625.50	0.39%	7.648	358	77.56	666
Idaho	5	1,693,979.53	0.33%	7.632	356	78.32	720
Illinois	78	22,510,273.93	4.44%	7.664	357	75.06	708
Indiana	17	3,094,891.02	0.61%	8.045	357	76.97	708
Iowa	2	207,298.97	0.04%	8.041	359	82.08	703
Kansas	2	139,500.00	0.03%	8.181	359	84.84	676
Kentucky	8	1,000,965.41	0.20%	7.351	354	80.43	704
Louisiana	15	2,814,579.30	0.55%	7.819	358	79.01	695
Maine	9	2,114,703.69	0.42%	7.896	353	80.51	670
Maryland	65	20,204,776.33	3.98%	7.307	358	79.60	682
Massachusetts	39	11,627,971.31	2.29%	7.755	358	80.30	682
Michigan	48	10,318,607.89	2.03%	7.559	357	76.71	707
Minnesota	14	3,385,278.61	0.67%	7.773	358	77.08	708
Mississippi	3	619,751.88	0.12%	8.274	359	90.37	656
Missouri	19	2,801,596.98	0.55%	7.888	359	73.40	717
Montana	1	169,880.02	0.03%	7.750	359	67.73	640
Nebraska	1	56,000.00	0.01%	8.250	359	80.00	674
Nevada	37	12,437,357.35	2.45%	7.226	358	76.53	709
New Hampshire	5	1,343,291.68	0.26%	7.247	357	58.55	720
New Jersey	39	17,952,487.58	3.54%	7.869	356	77.08	689
New Mexico	2	309,700.00	0.06%	7.605	359	76.41	727
New York	49	32,096,570.61	6.33%	7.423	357	72.94	715
North Carolina	53	13,340,884.37	2.63%	7.526	358	77.75	695
Ohio	33	5,233,280.50	1.03%	7.661	358	78.72	705
Oklahoma	3	365,872.02	0.07%	7.068	359	71.49	740
Oregon	21	4,480,157.01	0.88%	7.409	358	79.88	707
Pennsylvania	16	2,446,152.44	0.48%	7.835	357	81.31	685
Rhode Island	9	2,779,332.17	0.55%	7.631	359	75.74	706
South Carolina	23	6,570,584.26	1.30%	7.554	358	78.44	700
Tennessee	14	2,647,968.05	0.52%	7.651	358	84.26	716
Texas	25	4,760,524.34	0.94%	7.689	358	79.14	696
Utah	22	10,975,177.81	2.16%	7.860	358	75.93	726
Vermont	1	124,000.00	0.02%	8.125	359	80.00	691
Virginia	55	16,290,379.51	3.21%	7.366	359	78.81	692
Washington	41	11,884,217.95	2.34%	7.425	359	77.70	693
West Virginia	5	1,052,392.16	0.21%	7.509	356	81.81	714
Wisconsin	10	2,003,539.62	0.39%	7.683	358	79.51	691
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	2	774,400.00	0.15%	6.410	353	40.66	763
2.000 - 2.499	333	137,248,857.77	27.05%	7.222	356	73.47	718
2.500 - 2.999	24	13,538,328.93	2.67%	6.613	353	69.54	704
3.000 - 3.499	5	3,346,546.06	0.66%	8.024	352	83.71	721
4.000 - 4.499	2	1,340,798.76	0.26%	9.432	352	70.60	666
5.000 - 5.499	1,199	350,673,860.75	69.13%	7.743	358	79.53	698
5.500 - 5.999	1	374,721.82	0.07%	8.250	356	77.46	616
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	2	774,400.00	0.15%	6.410	353	40.66	763
2.000 - 2.499	333	137,248,857.77	27.05%	7.222	356	73.47	718
2.500 - 2.999	24	13,538,328.93	2.67%	6.613	353	69.54	704
3.000 - 3.499	5	3,346,546.06	0.66%	8.024	352	83.71	721
4.000 - 4.499	2	1,340,798.76	0.26%	9.432	352	70.60	666
5.000 - 5.499	1,199	350,673,860.75	69.13%	7.743	358	79.53	698
5.500 - 5.999	1	374,721.82	0.07%	8.250	356	77.46	616
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	4	1,518,472.61	0.30%	4.467	339	79.36	753
10.000 -10.499	2	290,913.51	0.06%	5.063	348	92.19	716
10.500 -10.999	16	9,443,544.28	1.86%	5.765	351	75.07	715
11.000 -11.499	45	19,237,525.32	3.79%	6.158	356	71.39	726
11.500 -11.999	168	48,213,448.63	9.50%	6.723	357	76.21	710
12.000 -12.499	315	99,874,314.66	19.69%	7.221	358	76.82	712
12.500 -12.999	542	177,030,949.39	34.90%	7.715	358	77.99	698
13.000 -13.499	409	131,943,171.65	26.01%	8.189	358	78.25	698
13.500 -13.999	45	15,308,495.88	3.02%	8.448	357	81.68	705
14.000 -14.499	10	2,478,412.30	0.49%	9.064	359	85.15	646
14.500 -14.999	10	1,958,265.86	0.39%	9.679	359	93.39	648
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
06/01/07	2	1,576,000.00	0.31%	9.249	352	72.01	689
08/01/07	2	359,461.61	0.07%	5.975	345	82.00	786
12/01/07	1	279,560.75	0.06%	6.625	355	79.87	697
01/01/08	3	941,156.33	0.19%	5.639	356	71.25	732
02/01/08	1	540,000.00	0.11%	7.500	357	80.00	678
06/01/08	1	188,480.92	0.04%	4.125	313	80.00	773
08/01/08	1	1,200,000.00	0.24%	5.750	339	68.57	774
09/01/08	2	557,969.50	0.11%	6.715	348	79.74	681
11/01/08	1	802,880.00	0.16%	7.625	342	76.46	751
01/01/09	1	746,273.14	0.15%	7.375	344	74.70	687
03/01/09	1	369,516.00	0.07%	7.500	346	84.06	711
05/01/09	1	394,823.86	0.08%	6.000	348	47.06	666
08/01/09	1	147,125.44	0.03%	5.125	351	99.22	664
09/01/09	4	2,130,647.04	0.42%	7.413	352	82.07	666
11/01/09	4	2,892,713.68	0.57%	7.086	354	71.69	762
12/01/09	5	2,795,682.68	0.55%	7.021	355	83.33	710
01/01/10	3	2,090,448.03	0.41%	6.333	356	80.60	667
02/01/10	1	243,705.28	0.05%	6.250	357	80.00	732
07/01/10	1	251,849.98	0.05%	6.250	338	70.00	712
08/01/10	1	2,500,000.00	0.49%	5.625	339	77.44	728
09/01/10	1	85,039.17	0.02%	4.750	316	68.56	771
05/01/11	1	417,000.00	0.08%	6.875	348	88.72	736
06/01/11	1	168,000.00	0.03%	8.000	349	80.00	729
08/01/11	2	432,090.00	0.09%	7.962	351	74.14	608
09/01/11	11	6,578,459.06	1.30%	7.888	352	71.49	704
10/01/11	15	5,808,300.76	1.14%	7.082	353	76.27	692
11/01/11	31	17,314,120.05	3.41%	6.943	354	69.39	713
12/01/11	50	21,256,655.69	4.19%	7.717	355	76.90	710
01/01/12	59	23,751,371.91	4.68%	7.248	356	75.14	706
02/01/12	54	23,820,668.91	4.70%	7.710	357	76.92	688
03/01/12	178	54,102,988.35	10.66%	7.643	358	78.98	702
04/01/12	1,024	296,868,659.65	58.52%	7.689	359	78.35	703
05/01/12	87	27,830,676.00	5.49%	7.607	360	78.79	701
08/01/13	1	364,952.52	0.07%	4.500	315	80.00	694
09/01/13	2	294,552.39	0.06%	7.049	352	76.74	698
10/01/13	2	3,060,000.00	0.60%	7.038	353	67.14	696
11/01/13	3	1,506,400.00	0.30%	6.276	354	80.00	713
12/01/13	1	236,775.25	0.05%	6.750	355	80.00	699
01/01/14	1	928,050.00	0.18%	6.000	356	80.00	714
09/01/16	1	128,466.83	0.03%	6.625	352	80.00	720
10/01/16	1	552,000.00	0.11%	6.625	353	24.81	785
11/01/16	2	577,825.50	0.11%	6.470	354	88.09	618
12/01/16	1	206,167.81	0.04%	6.125	355	51.80	781
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
09/01/07	2	359,461.61	0.07%	5.975	345	82.00	786
10/01/07	2	1,576,000.00	0.31%	9.249	352	72.01	689
01/01/08	1	279,560.75	0.06%	6.625	355	79.87	697
02/01/08	3	941,156.33	0.19%	5.639	356	71.25	732
03/01/08	1	540,000.00	0.11%	7.500	357	80.00	678
07/01/08	1	188,480.92	0.04%	4.125	313	80.00	773
09/01/08	1	1,200,000.00	0.24%	5.750	339	68.57	774
10/01/08	2	557,969.50	0.11%	6.715	348	79.74	681
12/01/08	1	802,880.00	0.16%	7.625	342	76.46	751
02/01/09	1	746,273.14	0.15%	7.375	344	74.70	687
04/01/09	1	369,516.00	0.07%	7.500	346	84.06	711
06/01/09	1	394,823.86	0.08%	6.000	348	47.06	666
09/01/09	1	147,125.44	0.03%	5.125	351	99.22	664
10/01/09	4	2,130,647.04	0.42%	7.413	352	82.07	666
12/01/09	4	2,892,713.68	0.57%	7.086	354	71.69	762
01/01/10	5	2,795,682.68	0.55%	7.021	355	83.33	710
02/01/10	3	2,090,448.03	0.41%	6.333	356	80.60	667
03/01/10	1	243,705.28	0.05%	6.250	357	80.00	732
08/01/10	1	251,849.98	0.05%	6.250	338	70.00	712
09/01/10	1	2,500,000.00	0.49%	5.625	339	77.44	728
10/01/10	1	85,039.17	0.02%	4.750	316	68.56	771
06/01/11	1	417,000.00	0.08%	6.875	348	88.72	736
07/01/11	1	168,000.00	0.03%	8.000	349	80.00	729
09/01/11	2	432,090.00	0.09%	7.962	351	74.14	608
10/01/11	11	6,578,459.06	1.30%	7.888	352	71.49	704
11/01/11	15	5,808,300.76	1.14%	7.082	353	76.27	692
12/01/11	31	17,314,120.05	3.41%	6.943	354	69.39	713
01/01/12	50	21,256,655.69	4.19%	7.717	355	76.90	710
02/01/12	59	23,751,371.91	4.68%	7.248	356	75.14	706
03/01/12	54	23,820,668.91	4.70%	7.710	357	76.92	688
04/01/12	178	54,102,988.35	10.66%	7.643	358	78.98	702
05/01/12	1,024	296,868,659.65	58.52%	7.689	359	78.35	703
06/01/12	87	27,830,676.00	5.49%	7.607	360	78.79	701
09/01/13	1	364,952.52	0.07%	4.500	315	80.00	694
10/01/13	2	294,552.39	0.06%	7.049	352	76.74	698
11/01/13	2	3,060,000.00	0.60%	7.038	353	67.14	696
12/01/13	3	1,506,400.00	0.30%	6.276	354	80.00	713
01/01/14	1	236,775.25	0.05%	6.750	355	80.00	699
02/01/14	1	928,050.00	0.18%	6.000	356	80.00	714
10/01/16	1	128,466.83	0.03%	6.625	352	80.00	720
11/01/16	1	552,000.00	0.11%	6.625	353	24.81	785
12/01/16	2	577,825.50	0.11%	6.470	354	88.09	618
01/01/17	1	206,167.81	0.04%	6.125	355	51.80	781
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1	2	1,576,000.00	0.31%	9.249	352	72.01	689
3	2	359,461.61	0.07%	5.975	345	82.00	786
7	1	279,560.75	0.06%	6.625	355	79.87	697
8	3	941,156.33	0.19%	5.639	356	71.25	732
9	1	540,000.00	0.11%	7.500	357	80.00	678
13	1	188,480.92	0.04%	4.125	313	80.00	773
15	1	1,200,000.00	0.24%	5.750	339	68.57	774
16	2	557,969.50	0.11%	6.715	348	79.74	681
18	1	802,880.00	0.16%	7.625	342	76.46	751
20	1	746,273.14	0.15%	7.375	344	74.70	687
22	1	369,516.00	0.07%	7.500	346	84.06	711
24	1	394,823.86	0.08%	6.000	348	47.06	666
27	1	147,125.44	0.03%	5.125	351	99.22	664
28	4	2,130,647.04	0.42%	7.413	352	82.07	666
30	4	2,892,713.68	0.57%	7.086	354	71.69	762
31	5	2,795,682.68	0.55%	7.021	355	83.33	710
32	3	2,090,448.03	0.41%	6.333	356	80.60	667
33	1	243,705.28	0.05%	6.250	357	80.00	732
38	1	251,849.98	0.05%	6.250	338	70.00	712
39	1	2,500,000.00	0.49%	5.625	339	77.44	728
40	1	85,039.17	0.02%	4.750	316	68.56	771
48	1	417,000.00	0.08%	6.875	348	88.72	736
49	1	168,000.00	0.03%	8.000	349	80.00	729
51	2	432,090.00	0.09%	7.962	351	74.14	608
52	11	6,578,459.06	1.30%	7.888	352	71.49	704
53	15	5,808,300.76	1.14%	7.082	353	76.27	692
54	31	17,314,120.05	3.41%	6.943	354	69.39	713
55	50	21,256,655.69	4.19%	7.717	355	76.90	710
56	59	23,751,371.91	4.68%	7.248	356	75.14	706
57	54	23,820,668.91	4.70%	7.710	357	76.92	688
58	178	54,102,988.35	10.66%	7.643	358	78.98	702
59	1,024	296,868,659.65	58.52%	7.689	359	78.35	703
60	87	27,830,676.00	5.49%	7.607	360	78.79	701
75	1	364,952.52	0.07%	4.500	315	80.00	694
76	2	294,552.39	0.06%	7.049	352	76.74	698
77	2	3,060,000.00	0.60%	7.038	353	67.14	696
78	3	1,506,400.00	0.30%	6.276	354	80.00	713
79	1	236,775.25	0.05%	6.750	355	80.00	699
80	1	928,050.00	0.18%	6.000	356	80.00	714
112	1	128,466.83	0.03%	6.625	352	80.00	720
113	1	552,000.00	0.11%	6.625	353	24.81	785
114	2	577,825.50	0.11%	6.470	354	88.09	618
115	1	206,167.81	0.04%	6.125	355	51.80	781
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	312	75,677,525.59	14.92%	7.731	358	79.04	694
36	6	3,552,538.64	0.70%	6.752	343	74.99	732
60	13	5,671,473.02	1.12%	6.121	346	79.39	723
120	1,235	422,395,976.84	83.26%	7.575	358	77.30	704
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	2	1,576,000.00	0.31%	9.249	352	72.01	689
1.000	5	1,403,427.66	0.28%	5.684	353	98.56	631
2.000	20	11,367,874.07	2.24%	6.557	351	75.38	718
3.000	5	3,361,200.00	0.66%	8.193	353	74.01	724
5.000	1,533	489,508,213.60	96.49%	7.596	358	77.60	703
6.000	1	80,798.76	0.02%	8.375	352	80.00	627
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	2	1,576,000.00	0.31%	9.249	352	72.01	689
1.000	1,495	460,557,098.67	90.79%	7.680	358	78.04	702
2.000	65	44,373,429.04	8.75%	6.459	352	72.93	717
5.000	4	790,986.38	0.16%	6.621	350	76.39	770
Total	1,566	507,297,514.09	100.00%	7.577	358	77.57	703

Collateral Characteristics of the Group I Subgroup I-1 Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$127,345,352	$31,181	$612,257
Average Scheduled Principal Balance	$201,496
Number of Mortgage Loans	632

Weighted Average Gross Coupon	7.506%	5.125%	9.500%
Weighted Average Original Rate	7.501%	5.125%	9.500%
Weighted Average FICO Score	694	542	809
Weighted Average Original LTV	78.81%	33.33%	100.94%
Weighted Average Total LTV (Including Silent 2nd)	85.67%	33.33%	100.94%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	348 months	360 months
Weighted Average Seasoning	2 months	0 months	12 months

Weighted Average Gross Margin	4.614%	2.250%	5.500%
Weighted Average Minimum Interest Rate	4.614%	2.250%	5.500%
Weighted Average Maximum Interest Rate	12.510%	10.125%	14.500%
Weighted Average Months to Roll	58 months	1 month	115 months
Weighted Average Months to Pymt Roll	59 months	5 months	116 months

Maturity Date		May 1 2036	May 1 2037
Maximum Zip Code Concentration	1.80%	93703

ARM	100.00%	FIFA	16.34%
		FISA	0.03%
1 Mo LIBOR IO	0.25%	NINA	0.21%
1 Yr LIBOR IO	0.96%	NO DOC	11.87%
10/1 CMT	0.25%	NO RATIO	17.47%
10/1 LIBOR	0.16%	SIFA	38.04%
10/1 LIBOR IO	0.30%	SISA	16.04%
3/1 CMT	1.41%
3/1 LIBOR	0.07%	Cash Out Refinance	59.00%
3/1 LIBOR IO	0.39%	Purchase	27.95%
5/1 LIBOR IO	2.14%	Rate/Term Refinance	13.06%
5/6 LIBOR	18.65%
5/6 LIBOR IO	75.08%	Condominium	15.60%
7/1 LIBOR	0.15%	Cooperative	0.07%
7/1 LIBOR IO	0.19%	PUD	15.18%
		Single Family	55.30%
Interest Only	79.31%	Two-Four Family	13.85%
Not Interest Only	20.69%
		Investor	48.31%
No Prepay Penalty	78.77%	Primary	45.70%
Prepay Penalty: 12 months	3.84%	Second Home	5.99%
Prepay Penalty: 24 months	16.25%
Prepay Penalty: 36 months	1.14%	Top 5 States:
		Florida	23.40%
First Lien	100.00%	California	12.40%
		Maryland	7.16%
		Illinois	5.18%
		Washington	4.93%

		% of Loan with Lender Paid Mortgage Insurance	65.97%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	17	698,541.04	0.55%	8.086	358	80.14	672
50,000.01 - 100,000.00	88	6,661,051.47	5.23%	7.893	358	76.87	688
100,000.01 - 150,000.00	126	15,827,841.91	12.43%	7.601	358	78.86	700
150,000.01 - 200,000.00	129	22,576,438.29	17.73%	7.665	358	77.53	698
200,000.01 - 250,000.00	84	19,282,685.60	15.14%	7.456	358	78.69	695
250,000.01 - 300,000.00	76	20,853,816.65	16.38%	7.384	358	78.96	697
300,000.01 - 350,000.00	42	13,796,945.20	10.83%	7.461	358	81.72	686
350,000.01 - 400,000.00	51	19,102,472.59	15.00%	7.304	358	78.00	692
400,000.01 - 450,000.00	13	5,391,202.51	4.23%	7.563	358	79.03	693
450,000.01 - 500,000.00	3	1,427,000.00	1.12%	8.334	359	78.27	687
500,000.01 - 550,000.00	1	533,500.00	0.42%	6.875	359	77.32	650
550,000.01 - 600,000.00	1	581,600.00	0.46%	7.375	359	80.00	757
600,000.01 - 650,000.00	1	612,257.07	0.48%	5.500	352	100.94	637
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	147,125.44	0.12%	5.125	351	99.22	664
5.500 - 5.999	9	2,780,949.92	2.18%	5.696	355	84.12	691
6.000 - 6.499	19	4,888,585.50	3.84%	6.239	356	76.28	699
6.500 - 6.999	79	18,035,320.47	14.16%	6.722	358	77.61	700
7.000 - 7.499	122	28,240,300.33	22.18%	7.222	359	76.96	708
7.500 - 7.999	215	41,806,716.77	32.83%	7.699	359	79.75	690
8.000 - 8.499	160	26,543,624.35	20.84%	8.232	358	78.68	687
8.500 - 8.999	18	2,896,317.25	2.27%	8.571	359	82.51	682
9.000 - 9.499	8	1,691,412.30	1.33%	9.066	359	89.39	649
9.500 - 9.999	1	315,000.00	0.25%	9.500	359	90.00	621
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Original Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	147,125.44	0.12%	5.125	351	99.22	664
5.500 - 5.999	9	2,780,949.92	2.18%	5.696	355	84.12	691
6.000 - 6.499	19	4,888,585.50	3.84%	6.239	356	76.28	699
6.500 - 6.999	80	18,351,320.47	14.41%	6.748	358	77.65	701
7.000 - 7.499	122	28,240,300.33	22.18%	7.222	359	76.96	708
7.500 - 7.999	215	41,806,716.77	32.83%	7.699	359	79.75	690
8.000 - 8.499	159	26,227,624.35	20.60%	8.232	358	78.66	686
8.500 - 8.999	18	2,896,317.25	2.27%	8.571	359	82.51	682
9.000 - 9.499	8	1,691,412.30	1.33%	9.066	359	89.39	649
9.500 - 9.999	1	315,000.00	0.25%	9.500	359	90.00	621
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
525-549	1	313,250.00	0.25%	8.375	351	72.01	542
550-574	1	183,116.61	0.14%	5.625	355	98.45	572
600-624	16	4,206,955.28	3.30%	7.606	358	81.82	620
625-649	95	18,100,394.27	14.21%	7.689	358	80.73	637
650-674	120	24,452,047.89	19.20%	7.526	358	78.87	664
675-699	127	25,799,187.03	20.26%	7.504	358	78.14	686
700-724	117	22,719,070.54	17.84%	7.586	359	77.74	711
725-749	66	12,835,607.66	10.08%	7.383	358	77.76	737
750-774	61	13,199,589.75	10.37%	7.280	358	79.18	759
775-799	16	2,700,726.24	2.12%	6.870	357	77.26	787
800+	12	2,835,407.06	2.23%	7.604	359	79.99	804
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	10	1,686,469.39	1.32%	7.218	356	44.21	658
50.00- 54.99	5	1,095,034.08	0.86%	7.292	358	51.86	709
55.00- 59.99	3	475,000.00	0.37%	7.321	359	58.54	701
60.00- 64.99	12	2,388,759.83	1.88%	6.683	358	62.94	682
65.00- 69.99	9	1,767,568.12	1.39%	7.179	358	67.59	681
70.00- 74.99	88	16,114,193.38	12.65%	7.401	358	71.43	702
75.00- 79.99	96	21,991,052.78	17.27%	7.447	358	77.11	695
80.00	318	62,509,154.79	49.09%	7.584	358	80.00	700
80.01- 84.99	2	520,000.00	0.41%	7.632	359	83.60	711
85.00- 89.99	20	4,292,085.68	3.37%	7.606	358	87.50	671
90.00- 94.99	51	10,343,654.98	8.12%	7.747	358	90.41	670
95.00- 99.99	14	2,767,047.00	2.17%	7.530	358	95.66	665
100.00	3	783,075.23	0.61%	6.985	355	100.00	709
100.01+	1	612,257.07	0.48%	5.500	352	100.94	637
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	541	108,027,232.37	84.83%	7.492	358	76.61	698
LTV> 80 FHA	3	465,454.91	0.37%	5.794	353	98.92	638
LTV> 80 GEMICO	3	688,969.97	0.54%	7.672	359	91.89	677
LTV> 80 MGIC	16	3,179,759.33	2.50%	7.592	358	90.10	672
LTV> 80 No MI	1	612,257.07	0.48%	5.500	352	100.94	637
LTV> 80 PMI	3	594,262.66	0.47%	6.956	355	90.00	657
LTV> 80 Radian	10	1,712,474.16	1.34%	7.199	357	91.13	659
LTV> 80 Triad Guaranty Ins. Co.	47	10,487,663.42	8.24%	7.866	358	90.41	679
LTV> 80 United Guaranty	7	1,251,562.76	0.98%	8.040	359	90.39	669
LTV> 80 VA	1	325,715.68	0.26%	5.875	356	93.59	612
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	386	74,745,860.18	58.70%	7.543	358	79.72	687
Silent Seconds	246	52,599,492.15	41.30%	7.452	358	77.51	704
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	10	1,686,469.39	1.32%	7.218	356	44.21	658
50.00- 54.99	5	1,095,034.08	0.86%	7.292	358	51.86	709
55.00- 59.99	3	475,000.00	0.37%	7.321	359	58.54	701
60.00- 64.99	10	2,160,459.83	1.70%	6.605	358	62.92	681
65.00- 69.99	6	1,030,228.12	0.81%	7.332	358	67.54	660
70.00- 74.99	34	6,397,462.01	5.02%	7.275	358	72.51	702
75.00- 79.99	52	11,359,098.41	8.92%	7.500	358	77.09	690
80.00	176	31,390,238.38	24.65%	7.696	358	80.00	695
80.01- 84.99	5	1,418,000.00	1.11%	7.296	359	79.10	679
85.00- 89.99	44	9,204,829.80	7.23%	7.534	359	82.09	678
90.00- 94.99	137	28,100,668.45	22.07%	7.612	358	81.50	694
95.00- 99.99	94	19,070,087.66	14.98%	7.534	358	80.48	711
100.00	55	13,345,519.13	10.48%	7.220	358	79.84	692
100.01+	1	612,257.07	0.48%	5.500	352	100.94	637
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	632	127,345,352.33	100.00%	7.506	358	78.81	694
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	632	127,345,352.33	100.00%	7.506	358	78.81	694
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	26	4,470,719.95	3.51%	7.406	357	76.44	730
20.01 -25.00	32	6,035,394.18	4.74%	7.591	359	79.46	719
25.01 -30.00	34	5,771,129.16	4.53%	7.674	359	80.05	685
30.01 -35.00	69	14,322,783.99	11.25%	7.493	358	79.06	693
35.01 -40.00	100	20,254,232.49	15.90%	7.439	358	80.44	692
40.01 -45.00	133	27,636,853.27	21.70%	7.498	358	79.52	696
45.01 -50.00	53	10,811,091.32	8.49%	7.332	357	79.77	684
50.01 -55.00	2	409,149.74	0.32%	5.967	356	88.31	793
None	183	37,633,998.23	29.55%	7.590	359	76.91	690
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	632	127,345,352.33	100.00%	7.506	358	78.81	694
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Mo LIBOR IO	1	316,000.00	0.25%	8.250	352	80.00	771
1 Yr LIBOR IO	4	1,220,717.08	0.96%	5.865	356	73.23	724
10/1 CMT	1	323,125.50	0.25%	6.250	354	100.00	614
10/1 LIBOR	1	206,167.81	0.16%	6.125	355	51.80	781
10/1 LIBOR IO	2	383,166.83	0.30%	6.708	353	75.33	655
3/1 CMT	6	1,798,251.52	1.41%	5.754	352	87.26	639
3/1 LIBOR	1	84,732.35	0.07%	7.250	356	42.53	689
3/1 LIBOR IO	2	495,605.28	0.39%	6.250	356	82.74	694
5/1 LIBOR IO	10	2,728,549.24	2.14%	6.604	354	87.54	721
5/6 LIBOR	146	23,746,830.63	18.65%	7.683	359	78.98	681
5/6 LIBOR IO	456	95,613,198.45	75.08%	7.559	359	78.44	697
7/1 LIBOR	1	192,232.39	0.15%	6.875	352	75.00	663
7/1 LIBOR IO	1	236,775.25	0.19%	6.750	355	80.00	699
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	476	100,994,012.13	79.31%	7.503	358	78.64	698
Not Interest Only	156	26,351,340.20	20.69%	7.514	358	79.44	678
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	490	100,313,835.08	78.77%	7.525	358	78.56	696
Prepay Penalty: 12 months	24	4,886,396.37	3.84%	7.413	359	77.37	704
Prepay Penalty: 24 months	111	20,697,220.88	16.25%	7.456	359	80.51	684
Prepay Penalty: 36 months	7	1,447,900.00	1.14%	7.189	358	76.46	698
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	632	127,345,352.33	100.00%	7.506	358	78.81	694
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	98	20,803,590.75	16.34%	7.042	357	81.77	704
FISA	1	35,600.00	0.03%	7.750	358	80.00	641
NINA	2	271,879.64	0.21%	8.004	359	80.00	675
NO DOC	84	15,113,918.54	11.87%	7.620	359	75.32	693
NO RATIO	97	22,248,200.05	17.47%	7.565	359	77.95	687
SIFA	250	48,446,545.17	38.04%	7.541	358	79.54	695
SISA	100	20,425,618.18	16.04%	7.738	359	77.53	691
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	365	75,128,146.80	59.00%	7.523	358	77.87	685
Purchase	189	35,591,238.11	27.95%	7.606	358	80.48	711
Rate/Term Refinance	78	16,625,967.42	13.06%	7.212	357	79.45	701
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Property Type	# of Loans	Current Principal alance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	102	19,869,100.82	15.60%	7.663	358	78.64	701
Cooperative	1	84,732.35	0.07%	7.250	356	42.53	689
PUD	82	19,333,976.46	15.18%	7.272	358	79.38	697
Single Family	374	70,423,291.77	55.30%	7.474	358	78.89	689
Two-Four Family	73	17,634,250.93	13.85%	7.710	358	78.20	705
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	357	61,522,387.33	48.31%	7.726	358	77.72	705
Primary	241	58,195,920.80	45.70%	7.293	358	79.53	681
Second Home	34	7,627,044.20	5.99%	7.349	357	81.96	713
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	3	255,797.63	0.20%	7.756	358	70.68	684
Alaska	1	612,257.07	0.48%	5.500	352	100.94	637
Arizona	26	5,028,304.98	3.95%	7.399	358	80.39	702
Arkansas	1	155,400.00	0.12%	7.125	359	70.00	717
California	61	15,796,074.95	12.40%	7.576	359	74.48	716
Colorado	12	2,622,752.33	2.06%	7.233	359	82.41	701
Connecticut	11	2,319,943.11	1.82%	7.248	356	74.99	682
District of Columbia	4	1,213,416.84	0.95%	7.947	358	83.47	643
Florida	140	29,803,525.27	23.40%	7.564	359	79.82	699
Georgia	14	2,605,976.87	2.05%	7.951	358	81.28	684
Hawaii	1	323,125.50	0.25%	6.250	354	100.00	614
Idaho	3	817,999.53	0.64%	7.468	359	82.52	683
Illinois	32	6,597,408.45	5.18%	7.459	358	76.25	681
Indiana	11	679,107.48	0.53%	8.131	358	79.39	662
Iowa	1	86,638.81	0.07%	7.750	359	85.00	673
Kansas	2	139,500.00	0.11%	8.181	359	84.84	676
Kentucky	5	310,565.90	0.24%	7.862	358	75.86	682
Louisiana	14	2,677,002.32	2.10%	7.816	358	78.19	695
Maine	5	923,926.87	0.73%	7.929	358	78.23	662
Maryland	40	9,123,619.79	7.16%	7.491	358	81.76	674
Massachusetts	21	5,685,117.57	4.46%	7.619	358	80.07	676
Michigan	31	3,337,506.69	2.62%	7.609	358	76.25	712
Minnesota	6	1,403,187.00	1.10%	7.647	357	76.68	680
Missouri	7	627,755.40	0.49%	7.905	359	78.51	676
Montana	1	169,880.02	0.13%	7.750	359	67.73	640
Nebraska	1	56,000.00	0.04%	8.250	359	80.00	674
Nevada	9	2,155,709.26	1.69%	6.988	358	76.84	703
New Hampshire	1	152,000.00	0.12%	7.875	359	80.00	682
New Jersey	11	2,923,675.08	2.30%	7.783	358	77.95	702
New Mexico	1	198,400.00	0.16%	7.875	359	80.00	692
New York	11	2,602,613.45	2.04%	7.542	358	79.20	677
North Carolina	22	3,817,459.23	3.00%	7.430	358	82.48	697
Ohio	16	2,171,689.62	1.71%	7.632	357	80.19	696
Oregon	15	2,965,357.01	2.33%	7.304	358	77.84	721
Pennsylvania	9	622,275.12	0.49%	7.634	358	82.64	700
Rhode Island	3	817,200.00	0.64%	7.355	359	78.35	714
South Carolina	6	963,490.17	0.76%	7.237	358	76.15	697
Tennessee	4	438,414.51	0.34%	7.184	357	75.02	716
Texas	14	2,422,005.93	1.90%	7.456	358	80.32	688
Utah	4	681,065.00	0.53%	7.361	358	79.62	694
Virginia	17	3,610,360.00	2.84%	7.445	359	76.61	679
Washington	26	6,276,307.95	4.93%	7.175	358	77.34	698
West Virginia	1	112,000.00	0.09%	7.875	357	80.00	669
Wisconsin	8	1,043,539.62	0.82%	7.129	358	79.78	701
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	71	14,487,888.67	11.38%	6.827	356	75.25	699
2.500 - 2.999	13	3,531,160.54	2.77%	6.622	353	78.34	691
3.000 - 3.499	2	513,999.99	0.40%	7.736	356	91.28	718
4.000 - 4.499	1	80,798.76	0.06%	8.375	352	80.00	627
5.000 - 5.499	544	108,356,782.55	85.09%	7.621	359	79.24	694
5.500 - 5.999	1	374,721.82	0.29%	8.250	356	77.46	616
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	71	14,487,888.67	11.38%	6.827	356	75.25	699
2.500 - 2.999	13	3,531,160.54	2.77%	6.622	353	78.34	691
3.000 - 3.499	2	513,999.99	0.40%	7.736	356	91.28	718
4.000 - 4.499	1	80,798.76	0.06%	8.375	352	80.00	627
5.000 - 5.499	544	108,356,782.55	85.09%	7.621	359	79.24	694
5.500 - 5.999	1	374,721.82	0.29%	8.250	356	77.46	616
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.000 -10.499	1	147,125.44	0.12%	5.125	351	99.22	664
10.500 -10.999	6	1,839,793.59	1.44%	5.725	355	90.71	670
11.000 -11.499	20	5,218,873.44	4.10%	6.168	357	77.16	708
11.500 -11.999	78	17,755,759.72	13.94%	6.723	358	77.57	700
12.000 -12.499	126	29,493,394.76	23.16%	7.204	359	76.82	709
12.500 -12.999	215	41,806,716.77	32.83%	7.699	359	79.75	690
13.000 -13.499	159	26,180,959.06	20.56%	8.229	358	78.51	685
13.500 -13.999	18	2,896,317.25	2.27%	8.571	359	82.51	682
14.000 -14.499	8	1,691,412.30	1.33%	9.066	359	89.39	649
14.500 -14.999	1	315,000.00	0.25%	9.500	359	90.00	621
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
06/01/07	1	316,000.00	0.25%	8.250	352	80.00	771
12/01/07	1	279,560.75	0.22%	6.625	355	79.87	697
01/01/08	3	941,156.33	0.74%	5.639	356	71.25	732
05/01/09	1	394,823.86	0.31%	6.000	348	47.06	666
08/01/09	1	147,125.44	0.12%	5.125	351	99.22	664
09/01/09	1	612,257.07	0.48%	5.500	352	100.94	637
11/01/09	1	135,212.86	0.11%	6.750	354	99.22	698
12/01/09	2	435,016.61	0.34%	5.987	355	90.89	622
01/01/10	2	410,448.03	0.32%	6.159	356	83.05	628
02/01/10	1	243,705.28	0.19%	6.250	357	80.00	732
06/01/11	1	168,000.00	0.13%	8.000	349	80.00	729
08/01/11	2	432,090.00	0.34%	7.962	351	74.14	608
09/01/11	3	297,798.76	0.23%	7.599	352	72.71	677
10/01/11	6	1,582,792.66	1.24%	6.600	353	88.68	694
11/01/11	10	1,483,757.51	1.17%	7.114	354	77.58	725
12/01/11	22	4,804,213.84	3.77%	7.784	355	79.16	700
01/01/12	25	4,751,821.50	3.73%	7.228	356	78.44	676
02/01/12	20	4,039,375.30	3.17%	7.328	357	79.35	673
03/01/12	68	12,814,346.37	10.06%	7.649	358	79.93	684
04/01/12	414	83,198,532.38	65.33%	7.579	359	78.45	699
05/01/12	41	8,515,850.00	6.69%	7.658	360	78.34	685
09/01/13	1	192,232.39	0.15%	6.875	352	75.00	663
12/01/13	1	236,775.25	0.19%	6.750	355	80.00	699
09/01/16	1	128,466.83	0.10%	6.625	352	80.00	720
11/01/16	2	577,825.50	0.45%	6.470	354	88.09	618
12/01/16	1	206,167.81	0.16%	6.125	355	51.80	781
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10/01/07	1	316,000.00	0.25%	8.250	352	80.00	771
01/01/08	1	279,560.75	0.22%	6.625	355	79.87	697
02/01/08	3	941,156.33	0.74%	5.639	356	71.25	732
06/01/09	1	394,823.86	0.31%	6.000	348	47.06	666
09/01/09	1	147,125.44	0.12%	5.125	351	99.22	664
10/01/09	1	612,257.07	0.48%	5.500	352	100.94	637
12/01/09	1	135,212.86	0.11%	6.750	354	99.22	698
01/01/10	2	435,016.61	0.34%	5.987	355	90.89	622
02/01/10	2	410,448.03	0.32%	6.159	356	83.05	628
03/01/10	1	243,705.28	0.19%	6.250	357	80.00	732
07/01/11	1	168,000.00	0.13%	8.000	349	80.00	729
09/01/11	2	432,090.00	0.34%	7.962	351	74.14	608
10/01/11	3	297,798.76	0.23%	7.599	352	72.71	677
11/01/11	6	1,582,792.66	1.24%	6.600	353	88.68	694
12/01/11	10	1,483,757.51	1.17%	7.114	354	77.58	725
01/01/12	22	4,804,213.84	3.77%	7.784	355	79.16	700
02/01/12	25	4,751,821.50	3.73%	7.228	356	78.44	676
03/01/12	20	4,039,375.30	3.17%	7.328	357	79.35	673
04/01/12	68	12,814,346.37	10.06%	7.649	358	79.93	684
05/01/12	414	83,198,532.38	65.33%	7.579	359	78.45	699
06/01/12	41	8,515,850.00	6.69%	7.658	360	78.34	685
10/01/13	1	192,232.39	0.15%	6.875	352	75.00	663
01/01/14	1	236,775.25	0.19%	6.750	355	80.00	699
10/01/16	1	128,466.83	0.10%	6.625	352	80.00	720
12/01/16	2	577,825.50	0.45%	6.470	354	88.09	618
01/01/17	1	206,167.81	0.16%	6.125	355	51.80	781
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1	1	316,000.00	0.25%	8.250	352	80.00	771
7	1	279,560.75	0.22%	6.625	355	79.87	697
8	3	941,156.33	0.74%	5.639	356	71.25	732
24	1	394,823.86	0.31%	6.000	348	47.06	666
27	1	147,125.44	0.12%	5.125	351	99.22	664
28	1	612,257.07	0.48%	5.500	352	100.94	637
30	1	135,212.86	0.11%	6.750	354	99.22	698
31	2	435,016.61	0.34%	5.987	355	90.89	622
32	2	410,448.03	0.32%	6.159	356	83.05	628
33	1	243,705.28	0.19%	6.250	357	80.00	732
49	1	168,000.00	0.13%	8.000	349	80.00	729
51	2	432,090.00	0.34%	7.962	351	74.14	608
52	3	297,798.76	0.23%	7.599	352	72.71	677
53	6	1,582,792.66	1.24%	6.600	353	88.68	694
54	10	1,483,757.51	1.17%	7.114	354	77.58	725
55	22	4,804,213.84	3.77%	7.784	355	79.16	700
56	25	4,751,821.50	3.73%	7.228	356	78.44	676
57	20	4,039,375.30	3.17%	7.328	357	79.35	673
58	68	12,814,346.37	10.06%	7.649	358	79.93	684
59	414	83,198,532.38	65.33%	7.579	359	78.45	699
60	41	8,515,850.00	6.69%	7.658	360	78.34	685
76	1	192,232.39	0.15%	6.875	352	75.00	663
79	1	236,775.25	0.19%	6.750	355	80.00	699
112	1	128,466.83	0.10%	6.625	352	80.00	720
114	2	577,825.50	0.45%	6.470	354	88.09	618
115	1	206,167.81	0.16%	6.125	355	51.80	781
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	156	26,351,340.20	20.69%	7.514	358	79.44	678
36	1	251,900.00	0.20%	6.250	355	85.39	658
60	7	1,578,398.27	1.24%	6.519	353	83.41	697
120	468	99,163,713.86	77.87%	7.522	358	78.55	699
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1	316,000.00	0.25%	8.250	352	80.00	771
1.000	5	1,403,427.66	1.10%	5.684	353	98.56	631
2.000	8	2,195,878.57	1.72%	6.030	354	69.48	706
5.000	617	123,349,247.34	96.86%	7.550	358	78.74	695
6.000	1	80,798.76	0.06%	8.375	352	80.00	627
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1	316,000.00	0.25%	8.250	352	80.00	771
1.000	606	120,682,657.98	94.77%	7.561	358	78.78	693
2.000	25	6,346,694.35	4.98%	6.414	354	79.27	704
Total	632	127,345,352.33	100.00%	7.506	358	78.81	694

Collateral Characteristics of the Group I Subgroup I-2 Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$379,952,162	$30,847	$4,665,000
Average Scheduled Principal Balance	$406,801
Number of Mortgage Loans	934

Weighted Average Gross Coupon	7.600%	4.125%	9.875%
Weighted Average Original Rate	7.595%	4.125%	9.875%
Weighted Average FICO Score	706	610	819
Weighted Average Original LTV	77.16%	22.22%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	90.59%	22.22%	100.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	313 months	360 months
Weighted Average Seasoning	2 months	0 months	47 months

Weighted Average Gross Margin	4.029%	1.875%	5.000%
Weighted Average Minimum Interest Rate	4.029%	1.875%	5.000%
Weighted Average Maximum Interest Rate	12.616%	9.500%	14.875%
Weighted Average Months to Roll	57 months	1 month	113 months
Weighted Average Months to Pymt Roll	58 months	4 months	114 months

Maturity Date		Jun 1 2033	May 1 2037
Maximum Zip Code Concentration	1.51%	11930

ARM	100.00%	FIFA	4.57%
		FISA	0.12%
1 Mo LIBOR IO	0.33%	NINA	0.17%
1 Yr CMT	0.04%	NO DOC	20.16%
1 Yr LIBOR IO	0.14%	NO RATIO	29.09%
10/1 LIBOR	0.10%	SIFA	35.59%
10/1 LIBOR IO	0.15%	SISA	10.30%
2/6 LIBOR IO	0.10%
3/1 LIBOR IO	2.20%	Cash Out Refinance	21.47%
3/6 LIBOR	0.08%	Purchase	71.83%
3/6 LIBOR IO	0.79%	Rate/Term Refinance	6.70%
5/1 LIBOR	0.29%
5/1 LIBOR IO	5.57%	Condominium	12.63%
5/6 LIBOR	12.41%	PUD	27.75%
5/6 LIBOR IO	76.27%	Single Family	52.54%
6 MO LIBOR	0.06%	Two-Four Family	7.09%
7/1 CMT	0.02%
7/1 LIBOR IO	1.47%	Investor	12.46%
		Primary	81.20%
Interest Only	87.02%	Second Home	6.34%
Not Interest Only	12.98%
		Top 5 States:
No Prepay Penalty	77.51%	Florida	26.92%
Prepay Penalty: 12 months	4.74%	California	16.56%
Prepay Penalty: 24 months	12.34%	New York	7.76%
Prepay Penalty: 36 months	2.60%	Arizona	6.56%
Prepay Penalty: 60 months	2.81%	Illinois	4.19%

First Lien	100.00%	% of Loan with Lender Paid Mortgage Insurance	63.37%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	8	316,544.63	0.08%	8.098	358	84.32	676
50,000.01 - 100,000.00	35	2,727,648.17	0.72%	7.744	357	77.47	710
100,000.01 - 150,000.00	97	12,195,270.81	3.21%	7.688	358	80.36	705
150,000.01 - 200,000.00	120	20,631,939.61	5.43%	7.550	358	79.73	703
200,000.01 - 250,000.00	112	24,894,303.13	6.55%	7.542	358	80.54	698
250,000.01 - 300,000.00	93	25,218,160.73	6.64%	7.449	358	79.09	704
300,000.01 - 350,000.00	54	17,712,791.33	4.66%	7.572	359	81.68	696
350,000.01 - 400,000.00	45	16,807,097.03	4.42%	7.579	357	80.57	696
400,000.01 - 450,000.00	57	24,237,585.26	6.38%	7.606	358	79.00	704
450,000.01 - 500,000.00	51	24,376,893.13	6.42%	7.623	358	77.81	709
500,000.01 - 550,000.00	35	18,401,895.49	4.84%	7.617	358	77.52	701
550,000.01 - 600,000.00	33	18,924,054.50	4.98%	7.655	358	77.02	706
600,000.01 - 650,000.00	41	25,803,601.57	6.79%	7.614	358	76.80	707
650,000.01 - 700,000.00	21	14,174,994.29	3.73%	7.666	358	78.86	719
700,000.01 - 750,000.00	19	13,801,982.83	3.63%	7.834	357	76.22	701
750,000.01 - 800,000.00	24	18,619,939.18	4.90%	7.869	357	78.91	722
800,000.01 - 850,000.00	12	9,922,028.07	2.61%	7.823	357	75.67	715
850,000.01 - 900,000.00	15	13,179,859.33	3.47%	7.442	357	77.94	703
900,000.01 - 950,000.00	9	8,343,921.09	2.20%	7.446	357	78.56	692
950,000.01 - 1,000,000.00	28	27,612,844.28	7.27%	7.891	357	73.92	715
1,000,000.01 - 1,050,000.00	5	5,180,000.00	1.36%	7.774	358	69.65	715
1,100,000.01 - 1,150,000.00	2	2,258,000.00	0.59%	7.307	358	69.98	737
1,150,000.01 - 1,200,000.00	1	1,200,000.00	0.32%	5.750	339	68.57	774
1,200,000.01 - 1,250,000.00	3	3,675,000.00	0.97%	7.875	359	70.00	768
1,250,000.01 - 1,300,000.00	2	2,560,000.00	0.67%	8.802	353	67.46	705
1,300,000.01 - 1,350,000.00	1	1,320,500.00	0.35%	8.000	359	66.86	706
1,350,000.01 - 1,400,000.00	2	2,800,000.00	0.74%	8.125	355	74.15	725
1,450,000.01 - 1,500,000.00	1	1,495,000.00	0.39%	7.875	352	65.00	673
1,650,000.01 - 1,700,000.00	1	1,680,000.00	0.44%	6.375	356	80.00	677
1,850,000.01 - 1,900,000.00	1	1,885,000.00	0.50%	8.250	359	65.00	693
1,950,000.01 - 2,000,000.00	1	1,988,000.00	0.52%	5.875	356	59.79	751
2,450,000.01 - 2,500,000.00	2	4,992,307.80	1.31%	6.686	347	70.78	706
2,550,000.01 - 2,600,000.00	1	2,600,000.00	0.68%	7.000	353	65.00	707
3,000,000.01+	2	8,414,999.50	2.21%	6.780	355	64.01	683
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	1	188,480.92	0.05%	4.125	313	80.00	773
4.500 - 4.999	3	1,329,991.69	0.35%	4.516	342	79.27	750
5.000 - 5.499	1	143,788.07	0.04%	5.000	345	85.00	770
5.500 - 5.999	11	8,803,750.69	2.32%	5.771	349	70.91	732
6.000 - 6.499	28	16,738,122.20	4.41%	6.181	355	70.92	725
6.500 - 6.999	92	31,762,354.98	8.36%	6.754	357	75.79	717
7.000 - 7.499	187	67,436,912.69	17.75%	7.224	358	76.80	714
7.500 - 7.999	327	134,431,962.55	35.38%	7.738	358	77.47	700
8.000 - 8.499	248	104,726,749.48	27.56%	8.187	358	78.22	702
8.500 - 8.999	24	10,699,782.63	2.82%	8.557	358	81.85	708
9.000 - 9.499	2	787,000.00	0.21%	9.061	359	76.02	640
9.500 - 9.999	10	2,903,265.86	0.76%	9.621	356	83.61	660
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Original Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	1	188,480.92	0.05%	4.125	313	80.00	773
4.500 - 4.999	3	1,329,991.69	0.35%	4.516	342	79.27	750
5.000 - 5.499	1	143,788.07	0.04%	5.000	345	85.00	770
5.500 - 5.999	11	8,803,750.69	2.32%	5.771	349	70.91	732
6.000 - 6.499	28	16,738,122.20	4.41%	6.181	355	70.92	725
6.500 - 6.999	92	31,762,354.98	8.36%	6.754	357	75.79	717
7.000 - 7.499	187	67,436,912.69	17.75%	7.224	358	76.80	714
7.500 - 7.999	328	135,691,962.55	35.71%	7.755	358	77.40	700
8.000 - 8.499	248	104,726,749.48	27.56%	8.187	358	78.22	702
8.500 - 8.999	24	10,699,782.63	2.82%	8.557	358	81.85	708
9.000 - 9.499	2	787,000.00	0.21%	9.061	359	76.02	640
9.500 - 9.999	9	1,643,265.86	0.43%	9.714	358	94.04	653
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	18	6,235,910.99	1.64%	7.756	358	80.47	621
625-649	96	40,144,055.75	10.57%	7.910	358	79.88	638
650-674	163	54,231,320.33	14.27%	7.847	358	79.48	664
675-699	165	66,863,093.32	17.60%	7.632	358	76.43	687
700-724	177	82,770,000.90	21.78%	7.436	358	75.73	710
725-749	142	56,226,118.18	14.80%	7.532	357	77.38	737
750-774	104	44,286,736.08	11.66%	7.371	356	76.50	761
775-799	57	23,656,050.84	6.23%	7.474	357	74.55	785
800+	12	5,538,875.37	1.46%	7.906	358	75.10	806
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	5	1,274,727.71	0.34%	6.411	355	28.59	751
50.00- 54.99	4	6,646,592.64	1.75%	6.605	355	54.21	698
55.00- 59.99	2	2,638,000.00	0.69%	6.245	356	58.98	736
60.00- 64.99	8	6,846,537.57	1.80%	7.615	357	63.33	679
65.00- 69.99	27	20,145,094.74	5.30%	7.430	355	67.18	720
70.00- 74.99	133	53,813,118.95	14.16%	7.623	358	70.90	714
75.00- 79.99	155	73,607,183.19	19.37%	7.463	357	76.31	711
80.00	480	186,512,452.76	49.09%	7.679	358	80.00	706
80.01- 84.99	1	369,516.00	0.10%	7.500	346	84.06	711
85.00- 89.99	16	5,247,969.00	1.38%	7.535	357	86.91	690
90.00- 94.99	34	8,826,664.33	2.32%	7.987	359	90.89	661
95.00- 99.99	68	13,870,403.07	3.65%	8.043	359	95.05	670
100.00	1	153,901.80	0.04%	8.250	359	100.00	684
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	814	351,483,707.56	92.51%	7.574	357	75.94	709
LTV> 80 GEMICO	2	915,750.00	0.24%	8.056	358	88.24	698
LTV> 80 MGIC	21	4,600,189.93	1.21%	7.699	357	91.50	667
LTV> 80 PMI	1	219,250.00	0.06%	8.125	359	94.98	665
LTV> 80 Radian	12	2,262,163.45	0.60%	7.573	358	91.71	686
LTV> 80 Republic	2	524,475.00	0.14%	7.549	359	89.90	679
LTV> 80 Triad Guaranty Ins. Co.	72	17,721,877.37	4.66%	8.050	358	92.39	671
LTV> 80 United Guaranty	10	2,224,748.45	0.59%	7.780	358	93.81	664
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	290	110,549,680.55	29.10%	7.445	356	77.64	690
Silent Seconds	644	269,402,481.21	70.90%	7.664	358	76.96	713
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	5	1,274,727.71	0.34%	6.411	355	28.59	751
50.00- 54.99	4	6,646,592.64	1.75%	6.605	355	54.21	698
55.00- 59.99	2	2,638,000.00	0.69%	6.245	356	58.98	736
60.00- 64.99	5	4,797,997.57	1.26%	7.536	357	63.60	684
65.00- 69.99	9	7,655,987.64	2.01%	6.887	352	66.98	714
70.00- 74.99	18	9,272,109.39	2.44%	7.589	355	71.33	674
75.00- 79.99	38	22,497,967.14	5.92%	7.169	355	76.46	704
80.00	102	38,923,655.36	10.24%	7.780	357	77.42	691
80.01- 84.99	7	4,975,002.00	1.31%	7.743	356	70.33	740
85.00- 89.99	35	19,398,542.11	5.11%	7.527	357	78.51	687
90.00- 94.99	125	51,133,188.88	13.46%	7.633	358	78.45	712
95.00- 99.99	220	76,971,144.48	20.26%	7.835	358	80.44	709
100.00	364	133,767,246.84	35.21%	7.610	358	78.30	711
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	934	379,952,161.76	100.00%	7.600	358	77.16	706
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	934	379,952,161.76	100.00%	7.600	358	77.16	706
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	15	8,363,767.00	2.20%	6.441	346	74.25	718
20.01 -25.00	18	9,820,750.75	2.58%	7.361	355	71.06	725
25.01 -30.00	34	18,597,465.41	4.89%	7.504	357	76.47	724
30.01 -35.00	59	36,428,227.99	9.59%	7.370	357	73.78	698
35.01 -40.00	102	51,245,952.24	13.49%	7.597	357	77.22	697
40.01 -45.00	114	50,363,152.51	13.26%	7.604	358	77.26	689
45.01 -50.00	28	15,747,491.34	4.14%	7.522	357	77.42	683
50.01 -55.00	3	1,627,169.80	0.43%	7.491	353	80.71	712
None	561	187,758,184.72	49.42%	7.726	358	78.23	714
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	934	379,952,161.76	100.00%	7.600	358	77.16	706
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Mo LIBOR IO	1	1,260,000.00	0.33%	9.500	352	70.00	668
1 Yr CMT	1	143,788.07	0.04%	5.000	345	85.00	770
1 Yr LIBOR IO	1	540,000.00	0.14%	7.500	357	80.00	678
10/1 LIBOR	1	364,952.52	0.10%	4.500	315	80.00	694
10/1 LIBOR IO	1	552,000.00	0.15%	6.625	353	24.81	785
2/6 LIBOR IO	1	376,000.00	0.10%	7.000	352	80.00	672
3/1 LIBOR IO	10	8,342,805.53	2.20%	6.607	350	76.66	725
3/6 LIBOR	1	289,189.97	0.08%	7.375	352	74.51	668
3/6 LIBOR IO	4	2,985,200.00	0.79%	8.343	353	73.25	731
5/1 LIBOR	3	1,089,666.91	0.29%	5.815	346	64.21	786
5/1 LIBOR IO	15	21,166,310.59	5.57%	6.389	353	70.94	717
5/6 LIBOR	148	47,137,875.21	12.41%	7.942	358	79.17	701
5/6 LIBOR IO	738	289,806,890.25	76.27%	7.681	358	77.58	706
6 MO LIBOR	1	215,673.54	0.06%	6.625	345	80.00	796
7/1 CMT	1	85,039.17	0.02%	4.750	316	68.56	771
7/1 LIBOR IO	7	5,596,770.00	1.47%	6.667	354	72.97	705
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	778	330,625,976.37	87.02%	7.564	357	76.91	707
Not Interest Only	156	49,326,185.39	12.98%	7.846	358	78.82	703
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	699	294,499,719.33	77.51%	7.556	357	76.59	707
Prepay Penalty: 12 months	37	18,006,281.92	4.74%	7.807	358	77.82	718
Prepay Penalty: 24 months	134	46,869,479.33	12.34%	7.790	358	79.59	701
Prepay Penalty: 36 months	25	9,895,839.69	2.60%	7.566	358	77.66	707
Prepay Penalty: 60 months	39	10,680,841.49	2.81%	7.679	358	80.37	679
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	934	379,952,161.76	100.00%	7.600	358	77.16	706
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	34	17,365,241.85	4.57%	6.806	352	77.51	683
FISA	1	467,701.57	0.12%	8.250	359	80.00	735
NINA	3	648,259.47	0.17%	8.000	356	79.70	765
NO DOC	265	76,582,854.03	20.16%	7.837	358	79.88	718
NO RATIO	293	110,527,071.22	29.09%	7.648	358	77.07	711
SIFA	242	135,230,704.57	35.59%	7.489	357	75.06	704
SISA	96	39,130,329.05	10.30%	7.724	358	79.06	690
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	117	81,570,759.53	21.47%	7.613	357	73.45	692
Purchase	780	272,912,932.20	71.83%	7.660	358	78.75	711
Rate/Term Refinance	37	25,468,470.03	6.70%	6.922	355	71.93	702
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	148	47,975,769.77	12.63%	7.653	358	78.67	707
PUD	262	105,422,216.20	27.75%	7.466	357	78.59	709
Single Family	460	199,620,780.85	52.54%	7.633	357	75.91	701
Two-Four Family	64	26,933,394.94	7.09%	7.794	358	78.08	732
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	161	47,358,426.76	12.46%	7.836	358	76.26	712
Primary	723	308,522,200.40	81.20%	7.565	357	77.59	706
Second Home	50	24,071,534.60	6.34%	7.590	358	73.31	700
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	121,100.00	0.03%	7.500	358	94.91	701
Arizona	72	24,918,288.56	6.56%	7.477	358	76.06	717
Arkansas	1	156,652.57	0.04%	8.375	359	95.00	670
California	127	62,922,290.64	16.56%	7.429	358	77.25	708
Colorado	11	6,782,775.20	1.79%	6.788	351	79.19	714
Connecticut	8	3,460,150.00	0.91%	7.905	357	77.67	679
Delaware	5	1,608,591.13	0.42%	7.620	357	77.02	656
Florida	243	102,286,023.91	26.92%	7.755	358	78.29	705
Georgia	33	10,813,643.23	2.85%	7.867	358	79.30	713
Hawaii	2	1,637,500.00	0.43%	7.924	359	73.13	676
Idaho	2	875,980.00	0.23%	7.786	353	74.41	755
Illinois	46	15,912,865.48	4.19%	7.748	356	74.57	719
Indiana	6	2,415,783.54	0.64%	8.021	357	76.28	720
Iowa	1	120,660.16	0.03%	8.250	359	79.98	725
Kentucky	3	690,399.51	0.18%	7.122	352	82.49	714
Louisiana	1	137,576.98	0.04%	7.875	359	95.00	691
Maine	4	1,190,776.82	0.31%	7.871	350	82.28	677
Maryland	25	11,081,156.54	2.92%	7.157	357	77.81	688
Massachusetts	18	5,942,853.74	1.56%	7.885	359	80.51	687
Michigan	17	6,981,101.20	1.84%	7.535	357	76.93	705
Minnesota	8	1,982,091.61	0.52%	7.862	358	77.36	728
Mississippi	3	619,751.88	0.16%	8.274	359	90.37	656
Missouri	12	2,173,841.58	0.57%	7.883	359	71.92	729
Nevada	28	10,281,648.09	2.71%	7.276	358	76.47	711
New Hampshire	4	1,191,291.68	0.31%	7.167	356	55.82	725
New Jersey	28	15,028,812.50	3.96%	7.886	356	76.91	686
New Mexico	1	111,300.00	0.03%	7.125	359	70.00	788
New York	38	29,493,957.16	7.76%	7.412	357	72.38	719
North Carolina	31	9,523,425.14	2.51%	7.564	358	75.86	695
Ohio	17	3,061,590.88	0.81%	7.681	358	77.67	712
Oklahoma	3	365,872.02	0.10%	7.068	359	71.49	740
Oregon	6	1,514,800.00	0.40%	7.614	359	83.85	681
Pennsylvania	7	1,823,877.32	0.48%	7.904	357	80.85	680
Rhode Island	6	1,962,132.17	0.52%	7.745	359	74.65	702
South Carolina	17	5,607,094.09	1.48%	7.608	358	78.84	701
Tennessee	10	2,209,553.54	0.58%	7.744	359	86.09	717
Texas	11	2,338,518.41	0.62%	7.931	357	77.92	705
Utah	18	10,294,112.81	2.71%	7.893	358	75.69	729
Vermont	1	124,000.00	0.03%	8.125	359	80.00	691
Virginia	38	12,680,019.51	3.34%	7.344	358	79.43	696
Washington	15	5,607,910.00	1.48%	7.704	359	78.09	687
West Virginia	4	940,392.16	0.25%	7.466	356	82.03	719
Wisconsin	2	960,000.00	0.25%	8.285	358	79.22	679
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	2	774,400.00	0.20%	6.410	353	40.66	763
2.000 - 2.499	262	122,760,969.10	32.31%	7.268	356	73.26	720
2.500 - 2.999	11	10,007,168.39	2.63%	6.610	352	66.44	709
3.000 - 3.499	3	2,832,546.07	0.75%	8.076	351	82.33	722
4.000 - 4.499	1	1,260,000.00	0.33%	9.500	352	70.00	668
5.000 - 5.499	655	242,317,078.20	63.78%	7.798	358	79.66	699
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	2	774,400.00	0.20%	6.410	353	40.66	763
2.000 - 2.499	262	122,760,969.10	32.31%	7.268	356	73.26	720
2.500 - 2.999	11	10,007,168.39	2.63%	6.610	352	66.44	709
3.000 - 3.499	3	2,832,546.07	0.75%	8.076	351	82.33	722
4.000 - 4.499	1	1,260,000.00	0.33%	9.500	352	70.00	668
5.000 - 5.499	655	242,317,078.20	63.78%	7.798	358	79.66	699
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	4	1,518,472.61	0.40%	4.467	339	79.36	753
10.000 -10.499	1	143,788.07	0.04%	5.000	345	85.00	770
10.500 -10.999	10	7,603,750.69	2.00%	5.774	350	71.28	726
11.000 -11.499	25	14,018,651.88	3.69%	6.154	356	69.24	732
11.500 -11.999	90	30,457,688.91	8.02%	6.723	357	75.41	716
12.000 -12.499	189	70,380,919.90	18.52%	7.228	358	76.81	713
12.500 -12.999	327	135,224,232.62	35.59%	7.720	358	77.44	701
13.000 -13.499	250	105,762,212.59	27.84%	8.179	358	78.19	701
13.500 -13.999	27	12,412,178.63	3.27%	8.420	356	81.49	710
14.000 -14.499	2	787,000.00	0.21%	9.061	359	76.02	640
14.500 -14.999	9	1,643,265.86	0.43%	9.714	358	94.04	653
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
06/01/07	1	1,260,000.00	0.33%	9.500	352	70.00	668
08/01/07	2	359,461.61	0.09%	5.975	345	82.00	786
02/01/08	1	540,000.00	0.14%	7.500	357	80.00	678
06/01/08	1	188,480.92	0.05%	4.125	313	80.00	773
08/01/08	1	1,200,000.00	0.32%	5.750	339	68.57	774
09/01/08	2	557,969.50	0.15%	6.715	348	79.74	681
11/01/08	1	802,880.00	0.21%	7.625	342	76.46	751
01/01/09	1	746,273.14	0.20%	7.375	344	74.70	687
03/01/09	1	369,516.00	0.10%	7.500	346	84.06	711
09/01/09	3	1,518,389.97	0.40%	8.185	352	74.47	678
11/01/09	3	2,757,500.82	0.73%	7.102	354	70.34	766
12/01/09	3	2,360,666.07	0.62%	7.212	355	81.94	726
01/01/10	1	1,680,000.00	0.44%	6.375	356	80.00	677
07/01/10	1	251,849.98	0.07%	6.250	338	70.00	712
08/01/10	1	2,500,000.00	0.66%	5.625	339	77.44	728
09/01/10	1	85,039.17	0.02%	4.750	316	68.56	771
05/01/11	1	417,000.00	0.11%	6.875	348	88.72	736
09/01/11	8	6,280,660.30	1.65%	7.902	352	71.43	705
10/01/11	9	4,225,508.10	1.11%	7.262	353	71.62	691
11/01/11	21	15,830,362.54	4.17%	6.927	354	68.62	712
12/01/11	28	16,452,441.85	4.33%	7.697	355	76.23	713
01/01/12	34	18,999,550.41	5.00%	7.253	356	74.32	713
02/01/12	34	19,781,293.61	5.21%	7.788	357	76.43	692
03/01/12	110	41,288,641.98	10.87%	7.641	358	78.68	707
04/01/12	610	213,670,127.27	56.24%	7.732	359	78.32	705
05/01/12	46	19,314,826.00	5.08%	7.584	360	78.99	708
08/01/13	1	364,952.52	0.10%	4.500	315	80.00	694
09/01/13	1	102,320.00	0.03%	7.375	352	80.00	763
10/01/13	2	3,060,000.00	0.81%	7.038	353	67.14	696
11/01/13	3	1,506,400.00	0.40%	6.276	354	80.00	713
01/01/14	1	928,050.00	0.24%	6.000	356	80.00	714
10/01/16	1	552,000.00	0.15%	6.625	353	24.81	785
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
09/01/07	2	359,461.61	0.09%	5.975	345	82.00	786
10/01/07	1	1,260,000.00	0.33%	9.500	352	70.00	668
03/01/08	1	540,000.00	0.14%	7.500	357	80.00	678
07/01/08	1	188,480.92	0.05%	4.125	313	80.00	773
09/01/08	1	1,200,000.00	0.32%	5.750	339	68.57	774
10/01/08	2	557,969.50	0.15%	6.715	348	79.74	681
12/01/08	1	802,880.00	0.21%	7.625	342	76.46	751
02/01/09	1	746,273.14	0.20%	7.375	344	74.70	687
04/01/09	1	369,516.00	0.10%	7.500	346	84.06	711
10/01/09	3	1,518,389.97	0.40%	8.185	352	74.47	678
12/01/09	3	2,757,500.82	0.73%	7.102	354	70.34	766
01/01/10	3	2,360,666.07	0.62%	7.212	355	81.94	726
02/01/10	1	1,680,000.00	0.44%	6.375	356	80.00	677
08/01/10	1	251,849.98	0.07%	6.250	338	70.00	712
09/01/10	1	2,500,000.00	0.66%	5.625	339	77.44	728
10/01/10	1	85,039.17	0.02%	4.750	316	68.56	771
06/01/11	1	417,000.00	0.11%	6.875	348	88.72	736
10/01/11	8	6,280,660.30	1.65%	7.902	352	71.43	705
11/01/11	9	4,225,508.10	1.11%	7.262	353	71.62	691
12/01/11	21	15,830,362.54	4.17%	6.927	354	68.62	712
01/01/12	28	16,452,441.85	4.33%	7.697	355	76.23	713
02/01/12	34	18,999,550.41	5.00%	7.253	356	74.32	713
03/01/12	34	19,781,293.61	5.21%	7.788	357	76.43	692
04/01/12	110	41,288,641.98	10.87%	7.641	358	78.68	707
05/01/12	610	213,670,127.27	56.24%	7.732	359	78.32	705
06/01/12	46	19,314,826.00	5.08%	7.584	360	78.99	708
09/01/13	1	364,952.52	0.10%	4.500	315	80.00	694
10/01/13	1	102,320.00	0.03%	7.375	352	80.00	763
11/01/13	2	3,060,000.00	0.81%	7.038	353	67.14	696
12/01/13	3	1,506,400.00	0.40%	6.276	354	80.00	713
02/01/14	1	928,050.00	0.24%	6.000	356	80.00	714
11/01/16	1	552,000.00	0.15%	6.625	353	24.81	785
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1	1	1,260,000.00	0.33%	9.500	352	70.00	668
3	2	359,461.61	0.09%	5.975	345	82.00	786
9	1	540,000.00	0.14%	7.500	357	80.00	678
13	1	188,480.92	0.05%	4.125	313	80.00	773
15	1	1,200,000.00	0.32%	5.750	339	68.57	774
16	2	557,969.50	0.15%	6.715	348	79.74	681
18	1	802,880.00	0.21%	7.625	342	76.46	751
20	1	746,273.14	0.20%	7.375	344	74.70	687
22	1	369,516.00	0.10%	7.500	346	84.06	711
28	3	1,518,389.97	0.40%	8.185	352	74.47	678
30	3	2,757,500.82	0.73%	7.102	354	70.34	766
31	3	2,360,666.07	0.62%	7.212	355	81.94	726
32	1	1,680,000.00	0.44%	6.375	356	80.00	677
38	1	251,849.98	0.07%	6.250	338	70.00	712
39	1	2,500,000.00	0.66%	5.625	339	77.44	728
40	1	85,039.17	0.02%	4.750	316	68.56	771
48	1	417,000.00	0.11%	6.875	348	88.72	736
52	8	6,280,660.30	1.65%	7.902	352	71.43	705
53	9	4,225,508.10	1.11%	7.262	353	71.62	691
54	21	15,830,362.54	4.17%	6.927	354	68.62	712
55	28	16,452,441.85	4.33%	7.697	355	76.23	713
56	34	18,999,550.41	5.00%	7.253	356	74.32	713
57	34	19,781,293.61	5.21%	7.788	357	76.43	692
58	110	41,288,641.98	10.87%	7.641	358	78.68	707
59	610	213,670,127.27	56.24%	7.732	359	78.32	705
60	46	19,314,826.00	5.08%	7.584	360	78.99	708
75	1	364,952.52	0.10%	4.500	315	80.00	694
76	1	102,320.00	0.03%	7.375	352	80.00	763
77	2	3,060,000.00	0.81%	7.038	353	67.14	696
78	3	1,506,400.00	0.40%	6.276	354	80.00	713
80	1	928,050.00	0.24%	6.000	356	80.00	714
113	1	552,000.00	0.15%	6.625	353	24.81	785
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	156	49,326,185.39	12.98%	7.846	358	78.82	703
36	5	3,300,638.64	0.87%	6.790	342	74.20	738
60	6	4,093,074.75	1.08%	5.968	343	77.83	733
120	767	323,232,262.98	85.07%	7.592	358	76.92	706
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1	1,260,000.00	0.33%	9.500	352	70.00	668
2.000	12	9,171,995.50	2.41%	6.684	350	76.79	721
3.000	5	3,361,200.00	0.88%	8.193	353	74.01	724
5.000	916	366,158,966.26	96.37%	7.611	358	77.22	706
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1	1,260,000.00	0.33%	9.500	352	70.00	668
1.000	889	339,874,440.69	89.45%	7.723	358	77.77	705
2.000	40	38,026,734.69	10.01%	6.466	352	71.87	719
5.000	4	790,986.38	0.21%	6.621	350	76.39	770
Total	934	379,952,161.76	100.00%	7.600	358	77.16	706

Contact Information

RBS Greenwich Capital

Asset Backed Finance
Vinu Phillips	(203) 618-5626
Michael McKeever	(203) 618-2237
Sean Curran	(203) 618-2426

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Bill O’Brien	(203) 618-5627

Rating Agencies

S&P
Brendan Bliss	(212) 438-3794

Trading
Kai-Ling Chang	(212) 553-7710

American Home Mortgage Assets Trust 2007-3,
Group II

$253,255,000
(Approximate)

Group II

Group II Term Sheet

American Home Mortgage Assets Trust 2007-3
Mortgage-Backed Pass-Through Certificates, Series 2007-3

American Home Mortgage Assets LLC
(Depositor)

American Home Mortgage Servicing, Inc.
(Servicer)

Wells Fargo Bank, NA
(Master Servicer)

May 30, 2007

 The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates.  Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities.  Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities.  If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued.  The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein.  The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein.  If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information.  Any such information or assumptions are subject to change.  The information in this free writing prospectus may reflect assumptions specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

The representations and covenants, cashflows and structure with respect to American Home Mortgage Assets Trust 2007-3 Group II will comply in all respects with Freddie Mac's Investment Requirements, March 2007 Version. The transaction is anticipated to be structured as a QSPE.

American Home Mortgage Assets, LLC American Home Mortgage Assets Trust Series 2007-3 Fixed First Liens $253,255,000 (Approximate)

Structure Overview

Class(1,10)	Certificate Principal Balance ($)(2)	Certificate Type	Expected WAL (yr) (8) Call(3)/ Maturity(4)	Expected Principal Window (8) Call(3) / Maturity(4)	Final Scheduled Payment Date (5)	Initial CE(6)	Expected Ratings (M / S)

II-A1A(7,9)	$202,604,000	FXD / SUPER SR	3.20 / 3.87	1 – 79 / 1 – 250	June 2037	26.64%	Aaa / AAA
II-A1B(7,9)	$50,651,000	FXD / SUPPORT SR	3.20 / 3.87	1 – 79 / 1 – 250	June 2037	8.30%	Aaa / AAA
II-A2(7,9)	$364,700,000	FXD / SR			June 2037	8.30%	Aaa / AAA
II-M1(7)	$25,271,000	FXD / SUB / SEQ			June 2037	4.55%	Aa2 / AA
II-M2(7)	$3,706,000	FXD / SUB / SEQ			June 2037	4.00%	Aa3 / AA-
II-M3(7)	$6,065,000	FXD / SUB / SEQ			June 2037	3.10%	A2 / A+
II-M4(7)	$3,032,000	FXD / SUB / SEQ			June 2037	2.65%	A3 / A
II-M5(7)	$3,032,000	FXD / SUB / SEQ			June 2037	2.20%	Baa2 / A-
II-M6(7)	$3,369,000	FXD / SUB / SEQ			June 2037	1.70%	Baa3 / BBB+

(1)	The Certificates will be subject to the related Net WAC Rate as described herein.
(2)	The balance of the Collateral and the Certificates are subject to a variance of +/- 10%. The attributes of the collateral are subject to a variance of +/- 5%.
(3)	To 20% Optional Termination at the Pricing Speed.
(4)	To maturity at the Pricing Speed.
(5)	The Final Scheduled Distribution Date is June 25, 2037.
(6)	Includes initial Target Overcollateralization of 1.70%.
(7)	Beginning with the first Distribution Date after the Optional Termination Date, the Certificate Interest Rate for the Class II-A and Class II-M Certificates will be increased by [0.50]%.
(8)	Run to May 30, 2007 closing date.
(9)
Distributions on the Class II-A1 Certificates will be primarily derived from the Mortgage Loans in subgroup 1.   Distributions on the Class II-A2 Certificates will be primarily derived from the Mortgage Loans in subgroup 2.

(10)	The Class II-C, Class II-P, Class II-R and Class II-RX Certificates will also be issued by the Trust but will not be offered herein.

Pricing Speed
First Lien Fixed Mortgage Loans:	10% CPR building to 22% CPR in 12 months, and remaining constant at 22% CPR thereafter.

Transaction Overview

Trust:	American Home Mortgage Assets Trust 2007-3.

Depositor:	American Home Mortgage Assets LLC.

Seller:	American Home Mortgage Corp, Inc

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	American Home Mortgage Servicing, Inc.

Lead Manager:	Greenwich Capital Markets, Inc.

Co-Managers:	[Morgan Stanley, JPMorgan Chase and Bear Stearns].

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investor Service.

Class II-A1 Certificates:	The Class II-A1A and Class II-A1B Certificates.

Class II-A Certificates:	The Class II-A1 and Class II-A2 Certificates.

Class II-M Certificates:	The Class II-M1, Class II-M2, Class II-M3, Class II-M4, Class II-M5 and Class II-M6 Certificates.

Fixed Certificates:	The Class II-A and Class II-M Certificates.

Offered Certificates:	The Class II-A1 Certificates.

Non-Offered Certificates:	The Class II-C, Class II-P, Class II-R and Class II-RX Certificates.

Expected Pricing Date:	The week of May 21, 2007.

Expected Closing Date:	June 5, 2007.

Cut-off Date:	May 1, 2007.

Record Date:	With respect to the Fixed Rate Certificates, the last day of the calendar month preceding the related Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in June 2007.

Determination Date:	With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 18th day.

Due Period:
With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs, and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:	With respect to any Distribution Date is the calendar month immediately preceding the month in which such Distribution Date occurs.

Transaction Overview (Continued)
Interest Accrual Period:
With respect to the Fixed Rate Certificates, the calendar month prior to the month in which the related Distribution Date occurs. The Fixed Rate Certificates will settle with 29 days of accrued interest. Interest will accrue on the Fixed Rate Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Mortgage Loans:
On the Closing Date a pool of conventional, one-to-four family, fixed-rate loans secured by first liens on residential mortgage properties (the “Mortgage Loans”) will be delivered to the trust.
The information set forth herein, unless otherwise stated, is calculated as of the Cut-Off Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the trust on the Closing Date (the “Mortgage Loan Pool”). The Mortgage Loan Pool consists of 2,803 Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $673,885,901 (the “Cut-off Date Balance”).  The Mortgage Loan Pool will be divided into two subgroups.  The subgroup 1 consists of 1,544 conforming balance Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $276,177,174 (the “Subgroup 1 Cut-off Date Balance”).  The subgroup 2 consists of 1,259 conforming and non-conforming balance Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $397,708,728 (the “Subgroup 2 Cut-off Date Balance”).

Servicing Fee Rate:	0.2500% per annum.
Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee Rate and (2) any lender paid mortgage insurance fee, if applicable.

Optional Termination:
The Servicer will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Offered and Non-Offered Certificates on or after the Optional Termination Date (as defined herein).

Optional Termination Date:
The first Distribution Date on which the aggregate stated principal balance of the Mortgage Loans, after giving effect to distributions to be made on the related Distribution Date, is less than 20% of the Cut-off Date Balance.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.

Federal Tax Status:
It is anticipated that a portion of the Class II-A Certificates and Class II-M Certificates will be treated as REMIC Regular Interest for federal income tax purposes.  The Class II-A and Class II-M Certificates will also be entitled to certain non-REMIC payments in respect of Net WAC Shortfall Amounts.

Form of Registration:
It is expected that delivery of the Offered Certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Société Anonyme or Euroclear System.

ERISA Considerations:	The Class II-A Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations described in the prospectus supplement.

SMMEA Eligibility:	The Class II-A Certificates, Class II-M1 Certificates and Class II-M2 Certificates are expected to be SMMEA eligible.

Credit Enhancement

Credit Enhancement:	(1) Subordination of lower rated classes of Certificates. (2) Overcollateralization, as described herein. (3) Excess cashflow.

Overcollateralization Amount:
The Overcollateralization Amount (the "OC") with respect to any Distribution Date will be the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period over (b) the aggregate Certificates Principal Balance of the Class II-A and Class II-M Certificates (after taking into account the distribution of principal on such Distribution Date).

Overcollateralization Target Amount:
With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the product of (x) 1.70% and (y) the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 0.35% of the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) the product of (a) 3.40% and (b) the sum of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date and (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Overcollateralization Increase Amount:
For any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralization Amount on such Distribution Date after taking into account payments to the Certificates of the Basic Principal Distribution Amount on such Distribution Date.

Overcollateralization Release Amount:
For any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount to be made on such Distribution Date) for such Distribution Date over (ii) the Overcollateralization Target Amount for such Distribution Date.

Net Monthly Excess Cashflow:
With respect to any Distribution Date, the sum of (i) the amount of the Interest Remittance Amount remaining on such Distribution Date after the distribution of Accrued Certificate Interest to the Class II-A Certificates and Accrued Certificate Interest to the Class II-M Certificates, (ii) the amount remaining on such Distribution Date after the distribution of the Principal Distribution Amount to the Class II-A Certificates and Class II-M Certificates for such Distribution Date and (iii) the Overcollateralization Release Amount for that Distribution Date, if any.

Credit Enhancement Percentage:
With respect to each class of Class II-A and Class II-M Certificates on any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the Certificate holders then entitled to distributions of principal on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period.

Target Credit Enhancement Percentage
Certificate Class	Closing Date	After Stepdown Date
II-A	8.30%	16.60%
II-M1	4.55%	9.10%
II-M2	4.00%	8.00%
II-M3	3.10%	6.20%
II-M4	2.65%	5.30%
II-M5	2.20%	4.40%
II-M6	1.70%	3.40%

Credit Enhancement (Continued)
Stepdown Date:
The earlier to occur of (i) the first Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance  of the Class II-A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in June 2010 and (B) the date that the Senior Enhancement Percentage for the Class II-A Certificates (calculated for this purpose without taking into account distributions of principal to the holders of the Certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 16.60%.

Trigger Event:
With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)  the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Trust and Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [42.17]% of the prior period's Senior Enhancement Percentage.

"Senior Enhancement Percentage" means, for any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance  of the Class II-M Certificates and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the sum of the aggregate stated principal balance of the Mortgage Loans for that Distribution Date; or

(b)  A “Sequential Trigger Event” is in effect on any Distribution Date if (x) on any Distribution Date before the 37th Distribution Date the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date exceeds [0.25%] or (y) on any Distribution Date on or after the 37th Distribution Date, a Trigger Event is in effect or (z) on any Distribution Date before the 37th Distribution Date the 60 Day+ Rolling Average equals or exceeds [42.17%] of the prior period's Credit Enhancement Percentage for the Class I-1A certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of mortgage loans that are sixty (60) or more days delinquent, including loans in foreclosure, all REO Property and mortgage loans where the mortgagor has filed for bankruptcy).

(c)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
June 2009 through May 2010	[0.25]%
June 2010 through May 2011	[0.65]%
June 2011 through May 2012	[1.10]%
June 2012 through May 2013	[1.60]%
June 2013 and thereafter	[1.90]%

Payment of Interest

Certificate Interest Rate:
With respect to each class of the Class II-A and Class II-M Certificates on any Distribution Date, the lesser of (a) the Formula Rate for such Distribution Date and (b) the related Net WAC Rate for such Distribution Date.

Formula Rate:
With respect to the Fixed Rate Certificates and any Distribution Date 6.25%.  Beginning with the first Distribution Date after the Optional Termination Date, the Fixed Rate Certificates Formula Rate will increase by 0.50%.

Accrued Certificate Interest:
For any Distribution Date and each class of Certificates, interest accrued during the related accrual period at the then-applicable Certificate Interest Rate on the related Certificate Principal Balance thereof immediately prior to such Distribution Date.

Class II-A1 Net WAC Rate:
With respect to any Distribution Date and the Class II-A1 Certificates, the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in subgroup 1 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

Class II-A2 Net WAC Rate:
With respect to any Distribution Date and the Class II-A2 Certificates, the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in subgroup 2 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

Group II Subordinate Net WAC Rate:
For any Distribution Date and any class of Class II-M Notes, the weighted average of the Class II-A1 Net WAC Rate and Class II-A2 Net WAC Rate, weighted in proportion to the results of subtracting from the aggregate stated principal balance of the mortgage loans of subgroup 1 and subgroup 2, the Certificate Principal Balance of the related Class II-A Notes.

Weighted Average Adjusted Net Mortgage Rate:
With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of each mortgage loan, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

Interest Carry Forward Amount:
With respect to each class of Class II-A Certificates and Class II-M Certificates and each Distribution Date, is the excess of (a) Accrued Certificate Interest for such class with respect to prior Distribution Dates over (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

Net WAC Shortfall:
With respect to any Distribution Date, the excess, if any, of the amount of interest that such class would have been entitled to receive if the Certificate Interest Rate for such class were calculated without regard to clause (b) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date.

Group II Interest Remittance Amount:
For any Distribution Date the sum of (a) the interest portion of all scheduled monthly payments on the related Mortgage Loans in the related Mortgage Loan subgroup on the related due date, to the extent received or advanced, less the related servicing fee rate (b) the interest portion of all proceeds of the repurchase of Mortgage Loans in the related loan group during the preceding calendar month; (c) the interest portion of all other unscheduled collections received during the preceding calendar month in respect of the related Mortgage Loans in the related loan group; (d) any compensating interest payments by the master servicer or servicer, as applicable, related to such loan group; net of (e) fees payable to, and other amounts reimbursable to, the trustee, the master servicer, the securities administrator, the servicer, the lender-paid mortgage insurance provider or the custodian, as applicable.

Prepayment Penalty:	Any prepayment premium, penalty or charge payable by a mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the term of the related mortgage note.

Payment of Interest (Continued)
Interest Payment Priority:
On each Distribution Date, the Group II Interest Remittance Amount will be distributed in the following order of priority, in each case, to the extent remaining:

(i)         concurrently, (A) from the Group II Interest Remittance Amount relating to subgroup 1 for such Distribution Date, to the Class II-A1A and Class II-A1B Certificates, pro rata, the Accrued Certificate Interest for such class for such Distribution Date and (B) from the Group II Interest Remittance Amount relating to subgroup 2 for such Distribution Date, to the Class II-A2 Certificates, the Accrued Certificate Interest for such class for such Distribution Date;

(ii)        from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2 for such Distribution Date, concurrently to Class II-A1A Certificates, Class II-A1B Certificates and Class II-A2 Certificate, pro rata, based on their respective entitlements, the Accrued Certificate Interest for each such class for such Distribution Date;

(iii)  from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2, to the holders of the Class II-M1 Certificates the Accrued Certificate Interest for such class;

(iv)  from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2, to the holders of the Class II-M2 Certificates the Accrued Certificate Interest for such class;

(v)  from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2, to the holders of the Class II-M3 Certificates the Accrued Certificate Interest for such class;

(vi)  from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2, to the holders of the Class II-M4 Certificates the Accrued Certificate Interest for such class;

(vii)     from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2, to the holders of the Class II-M5 Certificates the Accrued Certificate Interest for such class;

(viii)    from the remaining Group II Interest Remittance Amount relating to subgroup 1 and subgroup 2, to the holders of the Class II-M6 Certificates the Accrued Certificate Interest for such class;

(ix)  any remainder (to the extent not included as part of the Principal Distribution Amount) to be included as Net Monthly Excess Cashflow as described below.

Payment of Principal
Principal Payment Priority:
On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)   concurrently, (A) the related Class II-A Principal Allocation Fraction of the related Principal Distribution Amount, concurrently, to the Class II-A1A Certificates and Class II-A1B Certificates, pro rata, based on the Certificate Principal Balances thereof, in each case until the Certificate Principal Balance of each such class has been reduced to zero, provided, however that if a related Sequential Trigger Event is in effect, the related Class II-A Principal Allocation Fraction of the related Principal Distribution Amount will be distributed sequentially, to the Class II-A1A Certificates and Class II-A2B Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero, and (B) the related Class II-A Principal Allocation Fraction of the Principal Distribution Amount, to the Class II-A2 Certificates, in each case until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)  any remaining Principal Distribution Amount shall be distributed to the Class II-A1A Certificates, Class II-A1B Certificates and Class II-A2 Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balance of each such class has been reduced to zero;

(iii)  to the holders of the Class II-M Certificates, sequentially in order of priority, the remaining Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero; and

(iv)  any remainder to be included as Net Monthly Excess Cashflow as described below.

On each Distribution Date (a) on and after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows;

(i)        concurrently, (A) in an amount up to the related Class II-A Principal Allocation Fraction of the Class II-A Principal Distribution Amount, concurrently, to the Class I-A1A Certificates and Class I-A1B Certificates, pro rata, based on the Certificate Principal Balances thereof, in each case until the Certificate Principal Balance of each such class has been reduced to zero, provided, however that if a related Sequential Trigger Event is in effect, an amount up to the related Class II-A Principal Allocation Fraction of the Class II-A Principal Distribution Amount will be distributed sequentially, to the Class II-A1A Certificates and Class II-A1B Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero, and (B) in an amount up to the related Class II-A Principal Allocation Fraction of the Class II-A Principal Distribution Amount, to the Class II-A2 Certificates, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)  from any remaining Principal Distribution Amount, in an amount up to any remaining Class II-A Principal Distribution Amount shall be distributed to the Class II-A1A Certificates, Class II-A1B Certificates and Class II-A2 Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balance of each such class has been reduced to zero;

(iii)  to the holders of the Class II-M1 Certificates, the Class II-M1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(iv)  to the holders of the Class II-M2 Certificates, the Class II-M2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(v)  to the holders of the Class II-M3 Certificates, the Class II-M3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(vi)  to the holders of the Class II-M4 Certificates, the Class II-M4 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(vii)     to the holders of the Class II-M5 Certificates, the Class II-M5 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(viii)    to the holders of the Class II-M6 Certificates, the Class II-M6 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

(ix)  any remainder to be included as Net Monthly Excess Cashflow as described below.

Payment of Principal (Continued)
Principal Remittance Amount:
For any Distribution Date the sum of (a) the principal portion of all scheduled monthly payments on the related Mortgage Loans on the related due date to extent received or advanced, (b) the principal portion of all proceeds of the repurchase of Mortgage Loans in the related Mortgage Loan subgroup during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related Mortgage Loans net of (d) fees payable to, and other amounts reimbursable to, the trustee, the master servicer, the securities administrator, the servicer, the lender paid mortgage insurance provider or the custodian, as applicable, to the extent not paid or reimbursed from the Interest Remittance Amount for such Distribution Date.

Principal Distribution Amount:	For any Distribution Date, the sum of (a) the Principal Remittance Amount and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Release Amount.

Class II-A Principal Allocation Fraction:
For any Distribution Date and (i) the Class II-A1 Certificates and (ii) the Class II-A2 Certificates, as determined separately, a fraction, (x) the numerator of which is the Principal Remittance Amount with respect to the mortgage loans in subgroup 1 or subgroup 2, as applicable, to be distributed on that Distribution Date, and (y) the denominator of which is the Principal Remittance Amount for the mortgage loans in subgroup 1 and subgroup 1 to be distributed on that Distribution Date.

Class II-A Principal Distribution Amount:
For any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class II-A Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) approximately 83.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus approximately $2,358,601.

Class II-M1 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class II-M1 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 90.90% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $2,358,601.

Class II-M2 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class II-M1 Certificates (after taking into account the distribution of the Class II-M1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class II-M2 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 92.00% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $2,358,601 .

Class II-M3 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class II-M1 Certificates (after taking into account the distribution of the Class II-M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class II-M2 Certificates (after taking into account the distribution of the Class II-M2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class II-M3 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 93.80% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $2,358,601.

Class II-M4 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class II-M1 Certificates (after taking into account the distribution of the Class II-M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class II-M2 Certificates (after taking into account the distribution of the Class II-M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class II-M3 Certificates (after taking into account the distribution of the Class II-M3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class II-M4 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 94.70% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $2,358,601.

Class II-M5 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class II-M1 Certificates (after taking into account the distribution of the Class II-M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class II-M2 Certificates (after taking into account the distribution of the Class II-M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class II-M3 Certificates (after taking into account the distribution of the Class II-M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class II-M4 Certificates (after taking into account the distribution of the Class II-M4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class II-M5 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 95.60% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $2,358,601.

Class II-M6 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class II-M1 Certificates (after taking into account the distribution of the Class II-M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class II-M2 Certificates (after taking into account the distribution of the Class II-M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class II-M3 Certificates (after taking into account the distribution of the Class II-M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class II-M4 Certificates (after taking into account the distribution of the Class II-M4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class II-M5 Certificates (after taking into account the distribution of the Class II-M5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class II-M6 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 96.60% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $2,358,601.

Allocation of Losses

Realized Losses:
The excess of the stated principal balance of a defaulted mortgage loan over the net liquidation proceeds (that are allocated to the principal balance of such mortgage loan).  To the extent the Servicer receives subsequent recoveries with respect to any mortgage loan; the amount of any Realized Loss with respect to that mortgage loan will be reduced by such subsequent recoveries. Realized Losses refer to the aggregate amount of losses on the Mortgage Loans.

Allocation of Realized Losses:
Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by Net Monthly Excess Cashflow and the OC amount, and then will be allocated to Class II-M Certificates in reverse sequential order according to priority.  Thereafter, Realized Losses will be allocated to the Class II-A Certificates from the related mortgage loan subgroup. If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate Certificate Principal Balance of the Class II-A and Class II-M Certificates after giving effect to principal distributions on such date exceeds the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the “Realized Loss Amount”) will be allocated as described above. Any such allocation to a class of Certificates will be effected by reducing the Certificate Principal Balance of such class.

Payment of Net Monthly Excess Cashflow
Net Monthly Excess Cashflow:
With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i.)  to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, allocated as described under Principal Payment Priority herein;

(ii.)  Concurrently, on a pro rata basis, (A) to the Class II-A1 Certificates any related Allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate, and (B) to the Class II-A2 Certificates any related Allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate;

(iii.)  to the holders of the Class II-M1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate;

(iv.)  to the holders of the Class II-M2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate;

(v.)  to the holders of the Class II-M3 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate;

(vi.)  to the holders of the Class II-M4 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate;

(vii.)  to the holders of the Class II-M5 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate;

(viii.)  to the holders of the Class II-M6 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Certificate; and

(ix.)  to the holders of the Class II-C and Class II-R Certificate as provided in the Pooling and Servicing Agreement.

Sensitivity Table for the Offered Certificates – To Maturity

The assumptions for the sensitivity table below are as follows:
▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
▪	1-month LIBOR remain static
▪	20% Clean Up Call is not exercised
▪	Assumes closing date of May 30, 2007

Class II-A1A to Maturity
Price: 100-20	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Avg Life	7.31	5.13	3.87	3.06	2.50
Prin Start	06/25/2007	06/25/2007	06/25/2007	06/25/2007	06/25/2007
Prin End	02/25/2036	11/25/2032	03/25/2028	04/25/2024	04/25/2021
Prin Win	345	306	250	203	167
Yield	6.16	6.11	6.06	5.99	5.91

Class II-A1B to Maturity
Price: 100-20	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Avg Life	7.31	5.13	3.87	3.06	2.50
Prin Start	06/25/2007	06/25/2007	06/25/2007	06/25/2007	06/25/2007
Prin End	02/25/2036	11/25/2032	03/25/2028	04/25/2024	04/25/2021
Prin Win	345	306	250	203	167
Yield	6.16	6.11	6.06	5.99	5.91

Sensitivity Table for the Offered Certificates – To Call

The assumptions for the sensitivity table below are as follows:
▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
▪	1-month LIBOR remain static
20% Clean Up Call is exercised
Assumes closing date of May 30, 2007

Class II-A1A to Call
Price: 100-20	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Avg Life	6.32	4.30	3.20	2.53	2.07
Prin Start	06/25/2007	06/25/2007	06/25/2007	06/25/2007	06/25/2007
Prin End	04/25/2020	04/25/2016	12/25/2013	07/25/2012	08/25/2011
Prin Win	155	107	79	62	51
Yield	6.11	6.03	5.95	5.86	5.77

Class II-A1B to Call
Price: 100-20	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Avg Life	6.32	4.30	3.20	2.53	2.07
Prin Start	06/25/2007	06/25/2007	06/25/2007	06/25/2007	06/25/2007
Prin End	04/25/2020	04/25/2016	12/25/2013	07/25/2012	08/25/2011
Prin Win	155	107	79	62	51
Yield	6.11	6.03	5.95	5.86	5.77

Collateral Characteristics of the Group II Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$673,885,901	$450	$2,840,655
Average Scheduled Principal Balance	$240,416
Number of Mortgage Loans	2,803

Weighted Average Gross Coupon	7.129%	4.050%	9.625%
Weighted Average FICO Score	688	472	818
Weighted Average Original LTV	75.78%	4.00%	109.14%
Weighted Average Total LTV (Including Silent 2nd)	86.51%	12.00%	130.33%

Weighted Average Original Term	357 months	120 months	480 months
Weighted Average Stated Remaining Term	355 months	74 months	473 months
Weighted Average Seasoning	2 months	0 months	70 months

Maturity Date		Jul 1 2013	Oct 1 2046
Maximum Zip Code Concentration	0.50%	92673

Fixed Rate	100.00%	Cash Out Refinance	35.34%
		Purchase	51.59%
Fixed Rate	29.29%	Rate/Term Refinance	13.07%
Fixed Rate IO	70.71%
		Condominium	5.93%
Interest Only	70.71%	Cooperative	0.40%
Not Interest Only	29.29%	PUD	23.88%
		Single Family	56.01%
No Prepay Penalty	76.64%	Two-Four Family	13.78%
Prepay Penalty: 12 months	2.64%
Prepay Penalty: 24 months	0.90%	Investor	15.64%
Prepay Penalty: 36 months	16.60%	Primary	79.85%
Prepay Penalty: 60 months	3.21%	Second Home	4.51%

First Lien	100.00%	Top 5 States:
		Florida	14.13%
FIFA	13.33%	California	12.81%
FISA	0.47%	New York	7.37%
NINA	0.38%	Maryland	6.93%
NO DOC	12.58%	Virginia	5.43%
NO RATIO	18.35%
SIFA	43.60%	Loans covered by Lender Paid
SISA	11.28%	Mortgage Insurance	60.28%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	73	3,009,524.07	0.45%	7.929	346	74.46	670
50,000.01 - 100,000.00	418	31,610,868.47	4.69%	7.480	354	76.17	674
100,000.01 - 150,000.00	538	67,663,548.68	10.04%	7.229	355	75.30	685
150,000.01 - 200,000.00	490	85,983,070.71	12.76%	7.204	357	77.26	681
200,000.01 - 250,000.00	323	72,556,480.74	10.77%	7.153	357	76.73	685
250,000.01 - 300,000.00	268	73,383,668.02	10.89%	7.158	357	77.72	682
300,000.01 - 350,000.00	171	55,624,864.85	8.25%	7.140	358	76.01	689
350,000.01 - 400,000.00	139	52,317,577.01	7.76%	7.110	359	77.48	674
400,000.01 - 450,000.00	91	38,449,231.64	5.71%	7.036	359	74.39	696
450,000.01 - 500,000.00	77	36,787,313.31	5.46%	6.921	358	77.17	695
500,000.01 - 550,000.00	40	20,822,849.35	3.09%	6.771	349	75.31	706
550,000.01 - 600,000.00	48	27,501,874.12	4.08%	7.148	358	76.56	691
600,000.01 - 650,000.00	34	21,514,370.82	3.19%	6.950	353	74.21	705
650,000.01 - 700,000.00	16	10,911,214.28	1.62%	6.463	357	69.53	697
700,000.01 - 750,000.00	14	10,291,992.64	1.53%	7.091	357	72.57	699
750,000.01 - 800,000.00	13	10,070,856.44	1.49%	6.960	344	75.02	698
800,000.01 - 850,000.00	6	4,922,867.09	0.73%	6.441	327	67.85	727
850,000.01 - 900,000.00	5	4,427,670.64	0.66%	7.777	357	78.99	694
900,000.01 - 950,000.00	6	5,611,204.82	0.83%	7.183	358	70.36	687
950,000.01 - 1,000,000.00	15	14,811,093.11	2.20%	7.281	358	69.89	704
1,000,000.01 - 1,050,000.00	1	1,050,000.00	0.16%	7.000	358	70.00	670
1,050,000.01 - 1,100,000.00	1	1,085,000.00	0.16%	6.875	358	67.81	698
1,100,000.01 - 1,150,000.00	1	1,120,000.00	0.17%	7.875	360	70.00	688
1,150,000.01 - 1,200,000.00	2	2,360,000.00	0.35%	7.127	356	65.04	695
1,300,000.01 - 1,350,000.00	1	1,330,000.00	0.20%	7.875	357	70.00	672
1,350,000.01 - 1,400,000.00	6	8,224,247.02	1.22%	7.150	358	71.98	713
1,400,000.01 - 1,450,000.00	1	1,415,000.00	0.21%	7.875	359	74.47	730
1,450,000.01 - 1,500,000.00	3	4,490,286.88	0.67%	7.167	299	68.55	739
1,650,000.01 - 1,700,000.00	1	1,698,571.79	0.25%	6.875	359	59.13	681
2,800,000.01 - 2,850,000.00	1	2,840,654.99	0.42%	5.875	176	79.92	769
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	5	2,141,085.87	0.32%	4.330	356	63.80	751
4.500 - 4.999	17	9,422,421.94	1.40%	4.721	348	70.55	722
5.000 - 5.499	8	3,862,376.65	0.57%	5.182	354	74.91	748
5.500 - 5.999	28	14,185,984.43	2.11%	5.782	266	71.99	743
6.000 - 6.499	226	62,131,141.30	9.22%	6.274	353	69.75	717
6.500 - 6.999	769	194,144,145.17	28.81%	6.718	358	73.89	696
7.000 - 7.499	673	156,520,016.84	23.23%	7.201	357	77.24	680
7.500 - 7.999	638	144,777,988.27	21.48%	7.671	358	77.96	676
8.000 - 8.499	358	71,683,317.64	10.64%	8.179	358	79.27	672
8.500 - 8.999	73	13,532,345.77	2.01%	8.606	358	80.19	652
9.000 - 9.499	6	1,157,870.97	0.17%	9.122	359	92.72	657
9.500 - 9.999	2	327,206.64	0.05%	9.558	359	82.57	717
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Original Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	5	2,141,085.87	0.32%	4.330	356	63.80	751
4.500 - 4.999	17	9,422,421.94	1.40%	4.721	348	70.55	722
5.000 - 5.499	8	3,862,376.65	0.57%	5.182	354	74.91	748
5.500 - 5.999	28	14,185,984.43	2.11%	5.782	266	71.99	743
6.000 - 6.499	226	62,131,141.30	9.22%	6.274	353	69.75	717
6.500 - 6.999	769	194,144,145.17	28.81%	6.718	358	73.89	696
7.000 - 7.499	673	156,520,016.84	23.23%	7.201	357	77.24	680
7.500 - 7.999	638	144,777,988.27	21.48%	7.671	358	77.96	676
8.000 - 8.499	358	71,683,317.64	10.64%	8.179	358	79.27	672
8.500 - 8.999	73	13,532,345.77	2.01%	8.606	358	80.19	652
9.000 - 9.499	6	1,157,870.97	0.17%	9.122	359	92.72	657
9.500 - 9.999	2	327,206.64	0.05%	9.558	359	82.57	717
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	1	141,995.81	0.02%	7.750	290	98.45	472
500-524	1	124,576.32	0.02%	6.875	356	41.67	517
525-549	3	284,171.94	0.04%	7.347	355	91.72	539
550-574	15	1,517,258.68	0.23%	7.121	350	86.85	566
575-599	15	1,562,874.52	0.23%	7.427	355	92.81	592
600-624	159	31,473,189.97	4.67%	7.453	357	79.11	619
625-649	639	138,775,721.40	20.59%	7.422	358	78.48	637
650-674	528	122,696,057.65	18.21%	7.267	357	77.12	663
675-699	492	130,222,233.51	19.32%	7.108	357	75.13	686
700-724	323	78,087,493.86	11.59%	7.014	355	74.70	711
725-749	275	75,436,833.54	11.19%	6.937	358	73.20	735
750-774	210	56,463,113.13	8.38%	6.672	341	72.70	761
775-799	107	29,746,618.75	4.41%	6.665	342	71.29	786
800+	30	6,943,819.32	1.03%	6.717	358	73.11	806
None	5	409,943.09	0.06%	7.305	354	79.18	0
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	95	18,079,762.14	2.68%	6.837	349	38.98	705
50.00- 54.99	37	8,210,511.90	1.22%	6.887	359	52.42	693
55.00- 59.99	56	14,563,239.17	2.16%	6.427	356	57.85	711
60.00- 64.99	94	31,106,202.09	4.62%	6.408	343	62.43	708
65.00- 69.99	158	44,237,303.63	6.56%	6.756	349	68.10	697
70.00- 74.99	359	92,912,265.39	13.79%	6.929	355	71.02	708
75.00- 79.99	408	105,885,928.03	15.71%	7.150	353	77.48	691
80.00	1,295	304,999,349.51	45.26%	7.337	358	80.00	681
80.01- 84.99	25	5,653,379.08	0.84%	6.351	351	82.96	683
85.00- 89.99	63	12,983,572.71	1.93%	7.343	355	86.82	663
90.00- 94.99	89	15,467,228.43	2.30%	7.471	356	91.04	651
95.00- 99.99	91	15,132,219.05	2.25%	7.494	356	95.92	658
100.00	13	1,925,192.17	0.29%	7.118	370	100.00	649
100.01+	20	2,729,748.19	0.41%	7.149	353	104.99	665
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	2,502	619,994,561.86	92.00%	7.114	355	74.41	691
LTV> 80 FHA	67	8,383,211.38	1.24%	7.182	352	97.67	649
LTV> 80 GEMICO	5	588,144.70	0.09%	7.243	349	90.98	650
LTV> 80 MGIC	54	9,832,061.54	1.46%	7.338	356	91.22	659
LTV> 80 No MI	7	726,925.74	0.11%	6.988	354	88.05	635
LTV> 80 PMI	5	793,548.55	0.12%	6.832	351	88.62	677
LTV> 80 Radian	32	7,346,118.90	1.09%	6.709	357	91.46	671
LTV> 80 Republic	4	608,111.84	0.09%	7.578	358	92.20	669
LTV> 80 Triad Guaranty Ins. Co.	100	20,339,487.79	3.02%	7.469	358	89.80	662
LTV> 80 United Guaranty	25	5,032,423.88	0.75%	7.752	351	89.84	661
LTV> 80 VA	2	241,305.31	0.04%	6.119	345	103.18	635
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	1,380	291,681,859.88	43.28%	7.012	351	73.89	686
Silent Seconds	1,423	382,204,041.61	56.72%	7.217	358	77.23	690
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	90	17,392,608.51	2.58%	6.821	349	39.00	706
50.00- 54.99	35	7,724,131.91	1.15%	6.921	359	52.47	696
55.00- 59.99	53	13,282,665.93	1.97%	6.445	356	57.88	711
60.00- 64.99	84	27,508,578.14	4.08%	6.445	341	62.39	710
65.00- 69.99	118	28,006,133.89	4.16%	6.527	343	67.81	700
70.00- 74.99	123	32,028,731.53	4.75%	6.675	351	71.50	705
75.00- 79.99	197	48,181,188.28	7.15%	7.036	346	76.80	683
80.00	410	75,266,831.90	11.17%	7.415	357	79.19	675
80.01- 84.99	42	10,723,644.60	1.59%	6.841	355	75.49	671
85.00- 89.99	127	35,884,613.41	5.33%	7.130	357	79.21	678
90.00- 94.99	318	80,742,010.75	11.98%	7.336	358	79.45	682
95.00- 99.99	419	96,071,442.48	14.26%	7.219	358	80.32	691
100.00	760	197,523,335.38	29.31%	7.264	358	78.51	689
100.01+	27	3,549,984.78	0.53%	7.128	353	101.69	659
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	1	76,626.65	0.01%	4.500	74	63.67	769
180	34	11,058,730.66	1.64%	6.158	175	68.53	746
240	1	3,554.30	0.00%	8.100	234	4.00	634
360	2,766	662,392,953.35	98.29%	7.145	358	75.89	687
480	1	354,036.53	0.05%	7.000	473	100.00	635
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	1	76,626.65	0.01%	4.500	74	63.67	769
121-180	34	11,058,730.66	1.64%	6.158	175	68.53	746
181-240	1	3,554.30	0.00%	8.100	234	4.00	634
241-300	1	141,995.81	0.02%	7.750	290	98.45	472
301-360	2,765	662,250,957.54	98.27%	7.145	358	75.89	687
361+	1	354,036.53	0.05%	7.000	473	100.00	635
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688
Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	77	16,469,275.30	2.44%	6.705	317	69.33	736
20.01 -25.00	81	17,372,861.44	2.58%	7.130	352	72.33	693
25.01 -30.00	182	39,690,105.58	5.89%	6.952	356	75.65	695
30.01 -35.00	288	73,048,322.87	10.84%	7.173	355	75.52	686
35.01 -40.00	453	115,996,173.29	17.21%	7.085	355	76.49	686
40.01 -45.00	563	145,268,650.27	21.56%	7.097	356	77.68	678
45.01 -50.00	188	47,500,334.71	7.05%	7.268	358	78.97	671
50.01 -55.00	12	3,462,563.51	0.51%	5.596	353	72.93	702
55.01 -60.00	8	2,774,115.34	0.41%	5.823	354	79.10	710
60.01+	8	1,085,540.77	0.16%	6.396	321	86.90	685
None	943	211,217,958.41	31.34%	7.240	358	74.23	696
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	2,803	673,885,901.49	100.00%	7.129	355	75.78	688
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	1,001	197,383,366.24	29.29%	7.153	347	75.06	681
Fixed Rate IO	1,802	476,502,535.25	70.71%	7.119	358	76.08	691
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	1,802	476,502,535.25	70.71%	7.119	358	76.08	691
Not Interest Only	1,001	197,383,366.24	29.29%	7.153	347	75.06	681
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	2,122	516,475,785.82	76.64%	7.152	355	76.12	689
Prepay Penalty: 12 months	78	17,824,023.48	2.64%	7.296	358	76.57	664
Prepay Penalty: 24 months	29	6,084,609.81	0.90%	6.975	359	66.51	714
Prepay Penalty: 36 months	464	111,896,342.82	16.60%	7.029	355	74.42	690
Prepay Penalty: 60 months	110	21,605,139.56	3.21%	7.000	358	76.77	677
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,803	673,885,901.49	100.00%	7.129	355	75.78	688
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	388	89,818,136.17	13.33%	6.600	346	77.85	697
FISA	20	3,179,324.27	0.47%	6.965	359	78.41	657
NINA	15	2,573,521.23	0.38%	7.403	356	72.63	700
NO DOC	455	84,795,465.09	12.58%	7.284	357	70.67	686
NO RATIO	472	123,661,416.94	18.35%	7.207	358	76.68	702
SIFA	1,119	293,829,189.28	43.60%	7.165	356	76.15	685
SISA	334	76,028,848.51	11.28%	7.310	356	76.18	672
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,013	238,138,032.38	35.34%	7.074	354	71.96	681
Purchase	1,465	347,652,493.41	51.59%	7.249	356	78.32	693
Rate/Term Refinance	325	88,095,375.70	13.07%	6.803	353	76.13	689
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	207	39,945,418.41	5.93%	7.086	354	74.73	696
Cooperative	11	2,702,654.03	0.40%	6.615	341	53.81	690
PUD	523	160,891,357.37	23.88%	6.983	351	76.51	694
Single Family	1,719	377,456,819.81	56.01%	7.142	356	75.88	685
Two-Four Family	343	92,889,651.87	13.78%	7.359	357	75.25	689
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	710	105,411,106.66	15.64%	7.443	356	73.99	694
Primary	1,983	538,076,648.24	79.85%	7.077	355	76.39	686
Second Home	110	30,398,146.59	4.51%	6.952	348	71.35	718
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	19	2,317,306.74	0.34%	7.494	358	74.83	691
Alaska	2	623,999.19	0.09%	7.078	359	80.00	652
Arizona	116	29,031,434.86	4.31%	7.172	358	77.37	677
Arkansas	2	260,120.27	0.04%	7.591	359	76.81	669
California	231	86,324,728.02	12.81%	6.732	351	74.20	704
Colorado	59	14,700,383.75	2.18%	7.137	358	78.10	692
Connecticut	44	10,685,660.98	1.59%	7.371	358	76.41	665
Delaware	13	2,122,288.05	0.31%	7.136	321	70.34	689
District of Columbia	17	5,028,027.14	0.75%	6.860	351	69.40	699
Florida	380	95,195,662.84	14.13%	7.206	358	75.38	685
Georgia	100	16,642,550.69	2.47%	7.385	358	77.00	680
Hawaii	8	3,695,818.50	0.55%	6.692	359	69.48	752
Idaho	8	1,175,816.54	0.17%	6.870	359	70.78	697
Illinois	126	27,597,179.39	4.10%	7.436	355	77.15	683
Indiana	41	3,159,589.81	0.47%	7.562	358	83.07	662
Iowa	7	1,005,777.70	0.15%	5.929	354	89.31	673
Kansas	5	669,088.99	0.10%	7.601	357	82.94	625
Kentucky	11	1,867,152.16	0.28%	7.175	358	68.27	714
Louisiana	39	5,233,971.82	0.78%	7.219	353	79.62	671
Maine	18	3,630,886.22	0.54%	7.682	349	78.54	664
Maryland	163	46,689,329.23	6.93%	6.926	358	75.85	691
Massachusetts	70	20,713,935.05	3.07%	7.245	358	74.04	674
Michigan	60	9,476,118.82	1.41%	7.570	357	79.57	671
Minnesota	40	10,972,632.63	1.63%	7.363	358	76.81	685
Mississippi	15	1,395,100.29	0.21%	7.530	355	83.18	681
Missouri	37	6,000,752.60	0.89%	7.020	323	78.17	703
Montana	4	955,980.00	0.14%	7.419	359	80.00	672
Nebraska	1	141,497.51	0.02%	7.625	359	80.00	698
Nevada	76	20,445,135.02	3.03%	6.974	358	77.21	682
New Hampshire	26	5,793,628.03	0.86%	7.072	342	77.21	681
New Jersey	98	28,220,364.12	4.19%	7.246	356	75.44	675
New Mexico	6	829,802.12	0.12%	7.002	358	76.90	715
New York	124	49,642,591.93	7.37%	7.368	357	73.44	695
North Carolina	152	22,487,507.64	3.34%	7.303	356	78.49	685
Ohio	80	8,643,287.51	1.28%	7.360	358	78.37	674
Oklahoma	8	816,695.35	0.12%	7.109	348	75.59	745
Oregon	69	15,535,524.63	2.31%	7.044	358	75.61	686
Pennsylvania	75	9,526,047.11	1.41%	7.226	347	77.74	678
Rhode Island	20	5,946,579.77	0.88%	7.155	358	76.86	697
South Carolina	72	14,297,472.37	2.12%	6.989	335	75.32	708
Tennessee	41	6,560,675.19	0.97%	7.243	357	76.78	701
Texas	67	12,845,370.06	1.91%	7.305	352	75.19	684
Utah	20	6,287,115.37	0.93%	7.125	358	72.85	712
Vermont	2	244,502.43	0.04%	7.965	359	80.00	643
Virginia	144	36,560,463.66	5.43%	6.979	358	77.06	692
Washington	72	18,780,941.65	2.79%	6.932	350	74.28	687
West Virginia	5	551,049.78	0.08%	7.301	357	75.53	694
Wisconsin	7	1,505,185.36	0.22%	7.441	358	83.69	655
Wyoming	3	1,053,172.60	0.16%	6.747	357	57.11	698
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	1,001	197,383,366.24	29.29%	7.153	347	75.06	681
120	1,798	475,670,789.42	70.59%	7.120	358	76.08	691
180	4	831,745.83	0.12%	6.416	354	79.10	735
Total	2,803	673,885,901.49	100.00%	7.129	355	75.78	688

Collateral Characteristics of the Group II Subgroup 1 Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$276,177,174	$450	$650,000
Average Scheduled Principal Balance	$178,871
Number of Mortgage Loans	1,544

Weighted Average Gross Coupon	7.168%	5.000%	9.500%
Weighted Average FICO Score	679	517	818
Weighted Average Original LTV	75.02%	4.00%	109.14%
Weighted Average Total LTV (Including Silent 2nd)	82.37%	12.00%	130.33%

Weighted Average Original Term	359 months	180 months	480 months
Weighted Average Stated Remaining Term	357 months	172 months	473 months
Weighted Average Seasoning	2 months	0 months	12 months

Maturity Date		Sep 1 2021	Oct 1 2046
Maximum Zip Code Concentration	0.37%	60647

Fixed Rate	100.00%	Cash Out Refinance	60.19%
		Purchase	21.09%
Fixed Rate	32.10%	Rate/Term Refinance	18.72%
Fixed Rate IO	67.90%
		Condominium	5.79%
Interest Only	67.90%	Cooperative	0.37%
Not Interest Only	32.10%	PUD	15.01%
		Single Family	61.45%
No Prepay Penalty	77.47%	Two-Four Family	17.39%
Prepay Penalty: 12 months	3.32%
Prepay Penalty: 24 months	1.28%	Investor	30.25%
Prepay Penalty: 36 months	17.94%	Primary	66.53%
		Second Home	3.22%
First Lien	100.00%
		Top 5 States:
FIFA	14.95%	Florida	12.94%
FISA	0.74%	Maryland	7.39%
NINA	0.24%	California	7.29%
NO DOC	15.15%	Illinois	5.87%
NO RATIO	12.53%	New York	5.45%
SIFA	40.18%
SISA	16.20%	Loans covered by Lender Paid
		Mortgage Insurance	57.40%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	57	2,352,146.45	0.85%	7.885	345	73.90	669
50,000.01 - 100,000.00	320	23,958,067.85	8.67%	7.517	355	76.05	671
100,000.01 - 150,000.00	350	43,908,246.47	15.90%	7.188	355	73.53	682
150,000.01 - 200,000.00	286	50,215,818.27	18.18%	7.135	356	75.39	679
200,000.01 - 250,000.00	185	41,397,750.71	14.99%	7.151	356	75.77	684
250,000.01 - 300,000.00	138	37,515,689.12	13.58%	7.109	357	76.31	677
300,000.01 - 350,000.00	90	29,457,005.51	10.67%	7.153	358	73.98	681
350,000.01 - 400,000.00	80	30,162,493.85	10.92%	7.049	360	76.01	673
400,000.01 - 450,000.00	26	10,799,346.01	3.91%	6.962	358	70.33	680
450,000.01 - 500,000.00	5	2,420,651.22	0.88%	7.345	358	73.19	668
500,000.01 - 550,000.00	4	2,096,019.97	0.76%	6.879	358	79.36	740
600,000.01 - 650,000.00	3	1,893,938.50	0.69%	7.281	357	71.14	685
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	135,199.81	0.05%	5.000	349	99.20	609
5.500 - 5.999	10	2,188,708.36	0.79%	5.799	338	70.63	702
6.000 - 6.499	124	24,897,284.37	9.01%	6.295	358	68.45	711
6.500 - 6.999	420	84,704,109.12	30.67%	6.715	357	73.01	690
7.000 - 7.499	394	75,070,671.14	27.18%	7.203	356	76.42	670
7.500 - 7.999	354	58,572,026.85	21.21%	7.630	357	77.58	670
8.000 - 8.499	199	25,275,215.35	9.15%	8.196	358	77.58	661
8.500 - 8.999	40	5,034,480.00	1.82%	8.602	358	79.21	653
9.000 - 9.499	1	123,249.93	0.04%	9.000	359	85.00	620
9.500 - 9.999	1	176,229.00	0.06%	9.500	359	71.93	739
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Original Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	135,199.81	0.05%	5.000	349	99.20	609
5.500 - 5.999	10	2,188,708.36	0.79%	5.799	338	70.63	702
6.000 - 6.499	124	24,897,284.37	9.01%	6.295	358	68.45	711
6.500 - 6.999	420	84,704,109.12	30.67%	6.715	357	73.01	690
7.000 - 7.499	394	75,070,671.14	27.18%	7.203	356	76.42	670
7.500 - 7.999	354	58,572,026.85	21.21%	7.630	357	77.58	670
8.000 - 8.499	199	25,275,215.35	9.15%	8.196	358	77.58	661
8.500 - 8.999	40	5,034,480.00	1.82%	8.602	358	79.21	653
9.000 - 9.499	1	123,249.93	0.04%	9.000	359	85.00	620
9.500 - 9.999	1	176,229.00	0.06%	9.500	359	71.93	739
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500-524	1	124,576.32	0.05%	6.875	356	41.67	517
525-549	3	284,171.94	0.10%	7.347	355	91.72	539
550-574	14	1,409,785.96	0.51%	7.111	349	86.10	567
575-599	13	1,362,742.77	0.49%	7.439	356	91.69	592
600-624	103	16,260,026.75	5.89%	7.385	357	78.75	618
625-649	373	67,610,013.49	24.48%	7.335	358	77.13	636
650-674	323	58,697,082.79	21.25%	7.280	357	76.29	662
675-699	263	50,055,306.17	18.12%	7.107	356	74.54	685
700-724	164	29,662,663.75	10.74%	7.023	357	73.45	711
725-749	121	22,123,593.23	8.01%	6.985	356	71.72	735
750-774	94	16,322,132.86	5.91%	6.811	358	68.77	760
775-799	52	8,832,012.81	3.20%	6.839	350	69.20	787
800+	16	3,125,070.19	1.13%	6.709	358	68.61	805
None	4	307,994.90	0.11%	7.198	355	78.90	0
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	76	12,305,294.65	4.46%	6.899	350	38.33	706
50.00- 54.99	30	6,135,143.94	2.22%	6.939	359	52.62	694
55.00- 59.99	34	5,187,725.33	1.88%	6.895	357	57.81	700
60.00- 64.99	60	11,145,488.46	4.04%	6.993	353	62.62	681
65.00- 69.99	112	21,603,331.80	7.82%	6.885	355	67.74	687
70.00- 74.99	186	33,659,477.68	12.19%	7.007	357	71.02	696
75.00- 79.99	226	43,799,982.87	15.86%	7.130	357	77.49	675
80.00	658	117,522,628.53	42.55%	7.309	357	80.00	675
80.01- 84.99	14	2,046,041.66	0.74%	7.212	357	83.32	635
85.00- 89.99	46	8,417,470.55	3.05%	7.440	358	86.78	663
90.00- 94.99	42	6,087,759.65	2.20%	7.614	357	90.92	650
95.00- 99.99	32	4,670,538.79	1.69%	7.136	354	97.04	651
100.00	11	1,591,319.04	0.58%	6.920	374	100.00	649
100.01+	17	2,004,970.98	0.73%	7.279	353	105.32	640
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679
LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	1,382	251,359,073.26	91.01%	7.149	357	73.37	682
LTV> 80 FHA	54	6,142,013.08	2.22%	7.200	353	98.17	641
LTV> 80 GEMICO	2	176,763.71	0.06%	7.190	356	93.46	634
LTV> 80 MGIC	23	3,463,427.14	1.25%	7.406	353	90.69	672
LTV> 80 No MI	7	726,925.74	0.26%	6.988	354	88.05	635
LTV> 80 PMI	2	322,239.14	0.12%	6.726	359	85.81	672
LTV> 80 Radian	15	3,084,110.98	1.12%	7.243	371	91.68	644
LTV> 80 Triad Guaranty Ins. Co.	51	9,754,218.67	3.53%	7.562	357	88.93	654
LTV> 80 United Guaranty	7	1,029,683.19	0.37%	7.199	359	87.52	675
LTV> 80 VA	1	118,719.02	0.04%	6.500	352	104.24	625
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	953	159,470,643.79	57.74%	7.194	356	73.34	676
Silent Seconds	591	116,706,530.14	42.26%	7.133	358	77.32	683
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	72	11,730,629.94	4.25%	6.886	350	38.32	707
50.00- 54.99	29	5,793,763.95	2.10%	6.965	359	52.64	698
55.00- 59.99	33	5,037,725.33	1.82%	6.892	357	57.78	702
60.00- 64.99	55	10,144,375.59	3.67%	7.015	353	62.62	680
65.00- 69.99	93	17,481,394.62	6.33%	6.843	355	67.49	685
70.00- 74.99	90	16,416,671.98	5.94%	7.040	355	71.47	690
75.00- 79.99	145	28,349,138.02	10.26%	7.171	356	76.92	670
80.00	289	42,537,173.68	15.40%	7.503	356	79.92	670
80.01- 84.99	29	6,097,552.96	2.21%	7.055	358	73.85	659
85.00- 89.99	85	17,919,977.29	6.49%	7.236	358	81.38	671
90.00- 94.99	191	35,473,132.43	12.84%	7.250	358	79.52	676
95.00- 99.99	186	35,758,001.15	12.95%	7.142	358	80.20	684
100.00	223	40,612,429.42	14.71%	7.128	358	79.37	681
100.01+	24	2,825,207.57	1.02%	7.215	354	101.08	640
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	20	2,474,971.86	0.90%	7.035	178	62.45	692
240	1	3,554.30	0.00%	8.100	234	4.00	634
360	1,522	273,344,611.24	98.97%	7.170	358	75.11	679
480	1	354,036.53	0.13%	7.000	473	100.00	635
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	20	2,474,971.86	0.90%	7.035	178	62.45	692
181-240	1	3,554.30	0.00%	8.100	234	4.00	634
301-360	1,522	273,344,611.24	98.97%	7.170	358	75.11	679
361+	1	354,036.53	0.13%	7.000	473	100.00	635
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	55	6,402,041.30	2.32%	7.084	349	66.20	732
20.01 -25.00	56	8,705,011.40	3.15%	7.063	358	70.04	699
25.01 -30.00	126	19,391,982.68	7.02%	7.099	357	75.29	685
30.01 -35.00	178	31,304,851.90	11.34%	7.210	357	76.42	685
35.01 -40.00	250	43,912,845.72	15.90%	7.208	357	77.54	675
40.01 -45.00	337	63,393,322.86	22.95%	7.137	357	78.28	673
45.01 -50.00	127	22,600,574.25	8.18%	7.217	358	80.10	664
50.01 -55.00	8	1,429,484.57	0.52%	6.748	353	82.39	688
55.01 -60.00	6	1,314,713.34	0.48%	7.021	356	86.81	679
60.01+	5	613,947.01	0.22%	6.670	353	82.93	669
None	396	77,108,398.90	27.92%	7.191	356	69.68	680
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	1,544	276,177,173.93	100.00%	7.168	357	75.02	679
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	624	88,644,592.16	32.10%	7.267	353	75.63	664
Fixed Rate IO	920	187,532,581.77	67.90%	7.122	358	74.74	686
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	920	187,532,581.77	67.90%	7.122	358	74.74	686
Not Interest Only	624	88,644,592.16	32.10%	7.267	353	75.63	664
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	1,190	213,951,657.42	77.47%	7.213	356	75.46	678
Prepay Penalty: 12 months	51	9,162,228.35	3.32%	7.104	358	74.37	661
Prepay Penalty: 24 months	20	3,525,964.98	1.28%	7.056	359	64.68	703
Prepay Penalty: 36 months	283	49,537,323.18	17.94%	6.994	357	73.99	686
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,544	276,177,173.93	100.00%	7.168	357	75.02	679
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	272	41,297,594.88	14.95%	6.927	356	81.07	681
FISA	14	2,053,661.61	0.74%	7.081	358	78.68	654
NINA	6	672,291.25	0.24%	7.576	358	74.54	654
NO DOC	229	41,838,595.04	15.15%	7.167	356	64.33	678
NO RATIO	161	34,597,512.61	12.53%	7.212	357	76.06	683
SIFA	623	110,976,862.01	40.18%	7.183	358	75.95	684
SISA	239	44,740,656.53	16.20%	7.321	355	76.17	664
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	868	166,223,108.21	60.19%	7.188	356	72.54	676
Purchase	426	58,246,674.00	21.09%	7.206	357	79.91	687
Rate/Term Refinance	250	51,707,391.72	18.72%	7.062	357	77.48	681
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	99	15,982,643.74	5.79%	7.162	356	73.09	702
Cooperative	7	1,008,261.24	0.37%	6.713	328	50.10	706
PUD	184	41,440,781.34	15.01%	7.010	358	76.50	683
Single Family	1,035	169,706,712.61	61.45%	7.192	357	75.60	675
Two-Four Family	219	48,038,775.00	17.39%	7.234	357	72.88	680
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	589	83,549,047.84	30.25%	7.401	356	73.92	693
Primary	906	183,743,833.62	66.53%	7.071	357	75.73	671
Second Home	49	8,884,292.47	3.22%	7.006	357	70.83	705
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	17	1,599,456.74	0.58%	7.461	358	73.32	660
Alaska	1	235,999.19	0.09%	7.000	359	80.00	684
Arizona	36	7,064,117.80	2.56%	7.207	358	77.13	661
Arkansas	1	177,200.00	0.06%	7.750	359	80.00	697
California	73	20,121,037.04	7.29%	6.900	357	69.84	693
Colorado	42	8,587,330.06	3.11%	7.160	359	78.38	680
Connecticut	26	5,268,322.63	1.91%	7.490	357	76.45	663
Delaware	8	1,198,996.06	0.43%	7.076	292	69.57	686
District of Columbia	8	1,514,275.54	0.55%	7.026	341	65.78	670
Florida	190	35,736,260.51	12.94%	7.069	358	73.32	684
Georgia	69	9,764,862.19	3.54%	7.381	358	77.27	680
Hawaii	5	2,305,318.50	0.83%	6.672	359	64.75	761
Idaho	5	788,115.00	0.29%	6.898	359	66.25	690
Illinois	84	16,211,073.90	5.87%	7.469	357	76.23	677
Indiana	23	1,569,279.34	0.57%	7.397	357	82.34	657
Iowa	5	382,257.78	0.14%	7.281	354	95.68	616
Kansas	4	543,250.24	0.20%	7.450	357	83.62	623
Kentucky	9	982,152.16	0.36%	7.263	357	79.70	718
Louisiana	22	2,802,012.83	1.01%	7.216	350	77.61	682
Maine	14	2,022,121.11	0.73%	7.377	341	76.79	655
Maryland	105	20,399,280.84	7.39%	7.087	357	75.41	682
Massachusetts	42	10,887,622.33	3.94%	7.146	357	75.79	668
Michigan	43	5,177,783.70	1.87%	7.708	357	80.14	655
Minnesota	28	5,437,369.40	1.97%	7.133	358	79.15	674
Mississippi	11	1,006,261.41	0.36%	7.650	359	81.34	686
Missouri	25	3,241,607.04	1.17%	7.364	358	80.49	672
Montana	4	955,980.00	0.35%	7.419	359	80.00	672
Nebraska	1	141,497.51	0.05%	7.625	359	80.00	698
Nevada	36	7,664,286.87	2.78%	7.035	358	77.14	671
New Hampshire	17	3,399,855.64	1.23%	7.015	370	75.20	672
New Jersey	49	11,777,329.77	4.26%	7.195	354	72.68	668
New Mexico	4	510,839.14	0.18%	6.852	358	78.16	697
New York	55	15,062,752.89	5.45%	7.092	357	68.99	681
North Carolina	98	12,103,613.34	4.38%	7.318	353	78.07	681
Ohio	48	4,160,436.29	1.51%	7.340	357	80.31	674
Oklahoma	6	546,434.44	0.20%	7.170	343	77.31	766
Oregon	52	10,558,407.37	3.82%	7.062	358	73.95	677
Pennsylvania	57	6,607,097.48	2.39%	7.384	357	78.30	669
Rhode Island	12	2,850,789.40	1.03%	6.974	358	74.49	684
South Carolina	31	3,643,844.22	1.32%	7.208	352	77.67	694
Tennessee	19	2,310,376.74	0.84%	7.213	358	79.63	684
Texas	28	3,597,982.56	1.30%	7.508	344	77.57	677
Utah	11	1,955,383.94	0.71%	6.941	358	72.96	687
Vermont	2	244,502.43	0.09%	7.965	359	80.00	643
Virginia	70	13,802,182.89	5.00%	7.039	358	76.15	678
Washington	37	7,590,005.84	2.75%	7.002	358	73.24	679
West Virginia	4	286,806.67	0.10%	7.348	356	78.36	696
Wisconsin	5	829,326.10	0.30%	7.246	357	86.70	658
Wyoming	2	554,079.06	0.20%	6.970	356	42.39	751
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	624	88,644,592.16	32.10%	7.267	353	75.63	664
120	916	186,700,835.94	67.60%	7.125	358	74.72	686
180	4	831,745.83	0.30%	6.416	354	79.10	735
Total	1,544	276,177,173.93	100.00%	7.168	357	75.02	679

Collateral Characteristics of the Group II Subgroup 2 Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$397,708,728	$29,938	$2,840,655
Average Scheduled Principal Balance	$315,893
Number of Mortgage Loans	1,259

Weighted Average Gross Coupon	7.101%	4.050%	9.625%
Weighted Average FICO Score	695	472	818
Weighted Average Original LTV	76.31%	27.08%	105.43%
Weighted Average Total LTV (Including Silent 2nd)	89.39%	27.08%	105.43%

Weighted Average Original Term	356 months	120 months	360 months
Weighted Average Stated Remaining Term	354 months	74 months	360 months
Weighted Average Seasoning	2 months	0 months	70 months

Maturity Date		Jul 1 2013	May 1 2037
Maximum Zip Code Concentration	0.85%	92673

Fixed Rate	100.00%	Cash Out Refinance	18.08%
		Purchase	72.77%
Fixed Rate	27.34%	Rate/Term Refinance	9.15%
Fixed Rate IO	72.66%
		Condominium	6.03%
Interest Only	72.66%	Cooperative	0.43%
Not Interest Only	27.34%	PUD	30.03%
		Single Family	52.24%
No Prepay Penalty	76.07%	Two-Four Family	11.28%
Prepay Penalty: 12 months	2.18%
Prepay Penalty: 24 months	0.64%	Investor	5.50%
Prepay Penalty: 36 months	15.68%	Primary	89.09%
Prepay Penalty: 60 months	5.43%	Second Home	5.41%

First Lien	100.00%	Top 5 States:
		California	16.65%
FIFA	12.20%	Florida	14.95%
FISA	0.28%	New York	8.69%
NINA	0.48%	Maryland	6.61%
NO DOC	10.80%	Virginia	5.72%
NO RATIO	22.39%
SIFA	45.98%	Loans covered by Lender Paid
SISA	7.87%	Mortgage Insurance	62.29%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	16	657,377.62	0.17%	8.085	350	76.48	672
50,000.01 - 100,000.00	98	7,652,800.62	1.92%	7.366	351	76.55	683
100,000.01 - 150,000.00	188	23,755,302.21	5.97%	7.305	356	78.56	691
150,000.01 - 200,000.00	204	35,767,252.44	8.99%	7.301	357	79.88	685
200,000.01 - 250,000.00	138	31,158,730.03	7.83%	7.156	357	77.99	687
250,000.01 - 300,000.00	130	35,867,978.90	9.02%	7.210	356	79.20	686
300,000.01 - 350,000.00	81	26,167,859.34	6.58%	7.126	359	78.28	698
350,000.01 - 400,000.00	59	22,155,083.16	5.57%	7.195	358	79.47	676
400,000.01 - 450,000.00	65	27,649,885.63	6.95%	7.065	359	75.97	702
450,000.01 - 500,000.00	72	34,366,662.09	8.64%	6.891	358	77.45	697
500,000.01 - 550,000.00	36	18,726,829.38	4.71%	6.759	348	74.86	702
550,000.01 - 600,000.00	48	27,501,874.12	6.92%	7.148	358	76.56	691
600,000.01 - 650,000.00	31	19,620,432.32	4.93%	6.918	352	74.51	707
650,000.01 - 700,000.00	16	10,911,214.28	2.74%	6.463	357	69.53	697
700,000.01 - 750,000.00	14	10,291,992.64	2.59%	7.091	357	72.57	699
750,000.01 - 800,000.00	13	10,070,856.44	2.53%	6.960	344	75.02	698
800,000.01 - 850,000.00	6	4,922,867.09	1.24%	6.441	327	67.85	727
850,000.01 - 900,000.00	5	4,427,670.64	1.11%	7.777	357	78.99	694
900,000.01 - 950,000.00	6	5,611,204.82	1.41%	7.183	358	70.36	687
950,000.01 - 1,000,000.00	15	14,811,093.11	3.72%	7.281	358	69.89	704
1,000,000.01 - 1,050,000.00	1	1,050,000.00	0.26%	7.000	358	70.00	670
1,050,000.01 - 1,100,000.00	1	1,085,000.00	0.27%	6.875	358	67.81	698
1,100,000.01 - 1,150,000.00	1	1,120,000.00	0.28%	7.875	360	70.00	688
1,150,000.01 - 1,200,000.00	2	2,360,000.00	0.59%	7.127	356	65.04	695
1,300,000.01 - 1,350,000.00	1	1,330,000.00	0.33%	7.875	357	70.00	672
1,350,000.01 - 1,400,000.00	6	8,224,247.02	2.07%	7.150	358	71.98	713
1,400,000.01 - 1,450,000.00	1	1,415,000.00	0.36%	7.875	359	74.47	730
1,450,000.01 - 1,500,000.00	3	4,490,286.88	1.13%	7.167	299	68.55	739
1,650,000.01 - 1,700,000.00	1	1,698,571.79	0.43%	6.875	359	59.13	681
2,800,000.01 - 2,850,000.00	1	2,840,654.99	0.71%	5.875	176	79.92	769
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	5	2,141,085.87	0.54%	4.330	356	63.80	751
4.500 - 4.999	17	9,422,421.94	2.37%	4.721	348	70.55	722
5.000 - 5.499	7	3,727,176.84	0.94%	5.188	354	74.03	753
5.500 - 5.999	18	11,997,276.07	3.02%	5.779	253	72.24	751
6.000 - 6.499	102	37,233,856.93	9.36%	6.260	351	70.62	721
6.500 - 6.999	349	109,440,036.05	27.52%	6.720	358	74.58	701
7.000 - 7.499	279	81,449,345.70	20.48%	7.199	358	77.99	688
7.500 - 7.999	284	86,205,961.42	21.68%	7.699	358	78.23	680
8.000 - 8.499	159	46,408,102.29	11.67%	8.170	358	80.19	679
8.500 - 8.999	33	8,497,865.77	2.14%	8.608	358	80.78	651
9.000 - 9.499	5	1,034,621.04	0.26%	9.137	359	93.64	661
9.500 - 9.999	1	150,977.64	0.04%	9.625	359	95.00	691
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695
Original Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	5	2,141,085.87	0.54%	4.330	356	63.80	751
4.500 - 4.999	17	9,422,421.94	2.37%	4.721	348	70.55	722
5.000 - 5.499	7	3,727,176.84	0.94%	5.188	354	74.03	753
5.500 - 5.999	18	11,997,276.07	3.02%	5.779	253	72.24	751
6.000 - 6.499	102	37,233,856.93	9.36%	6.260	351	70.62	721
6.500 - 6.999	349	109,440,036.05	27.52%	6.720	358	74.58	701
7.000 - 7.499	279	81,449,345.70	20.48%	7.199	358	77.99	688
7.500 - 7.999	284	86,205,961.42	21.68%	7.699	358	78.23	680
8.000 - 8.499	159	46,408,102.29	11.67%	8.170	358	80.19	679
8.500 - 8.999	33	8,497,865.77	2.14%	8.608	358	80.78	651
9.000 - 9.499	5	1,034,621.04	0.26%	9.137	359	93.64	661
9.500 - 9.999	1	150,977.64	0.04%	9.625	359	95.00	691
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	1	141,995.81	0.04%	7.750	290	98.45	472
550-574	1	107,472.72	0.03%	7.250	355	96.74	554
575-599	2	200,131.75	0.05%	7.346	354	100.38	595
600-624	56	15,213,163.22	3.83%	7.526	358	79.49	620
625-649	266	71,165,707.91	17.89%	7.505	358	79.77	637
650-674	205	63,998,974.86	16.09%	7.255	358	77.88	663
675-699	229	80,166,927.34	20.16%	7.109	358	75.50	687
700-724	159	48,424,830.11	12.18%	7.008	354	75.47	712
725-749	154	53,313,240.31	13.41%	6.917	358	73.82	735
750-774	116	40,140,980.27	10.09%	6.616	334	74.29	762
775-799	55	20,914,605.94	5.26%	6.591	338	72.17	786
800+	14	3,818,749.13	0.96%	6.723	358	76.78	808
None	1	101,948.19	0.03%	7.625	354	80.00	0
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	19	5,774,467.49	1.45%	6.703	346	40.34	704
50.00- 54.99	7	2,075,367.96	0.52%	6.732	359	51.82	690
55.00- 59.99	22	9,375,513.84	2.36%	6.168	355	57.88	717
60.00- 64.99	34	19,960,713.63	5.02%	6.081	337	62.33	723
65.00- 69.99	46	22,633,971.83	5.69%	6.632	342	68.45	707
70.00- 74.99	173	59,252,787.71	14.90%	6.884	355	71.03	716
75.00- 79.99	182	62,085,945.16	15.61%	7.164	350	77.47	702
80.00	637	187,476,720.98	47.14%	7.354	359	80.00	684
80.01- 84.99	11	3,607,337.42	0.91%	5.863	347	82.76	711
85.00- 89.99	17	4,566,102.16	1.15%	7.164	350	86.90	662
90.00- 94.99	47	9,379,468.78	2.36%	7.378	356	91.13	652
95.00- 99.99	59	10,461,680.26	2.63%	7.654	357	95.42	662
100.00	2	333,873.13	0.08%	8.061	351	100.00	654
100.01+	3	724,777.21	0.18%	6.789	352	104.07	734
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	1,120	368,635,488.60	92.69%	7.090	354	75.12	697
LTV> 80 FHA	13	2,241,198.30	0.56%	7.132	350	96.32	671
LTV> 80 GEMICO	3	411,380.99	0.10%	7.266	345	89.91	657
LTV> 80 MGIC	31	6,368,634.40	1.60%	7.301	358	91.51	651
LTV> 80 PMI	3	471,309.41	0.12%	6.905	346	90.55	680
LTV> 80 Radian	17	4,262,007.92	1.07%	6.324	348	91.29	691
LTV> 80 Republic	4	608,111.84	0.15%	7.578	358	92.20	669
LTV> 80 Triad Guaranty Ins. Co.	49	10,585,269.12	2.66%	7.384	358	90.61	669
LTV> 80 United Guaranty	18	4,002,740.69	1.01%	7.895	349	90.44	657
LTV> 80 VA	1	122,586.29	0.03%	5.750	338	102.15	645
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	427	132,211,216.09	33.24%	6.793	345	74.55	698
Silent Seconds	832	265,497,511.47	66.76%	7.254	358	77.19	693
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	18	5,661,978.57	1.42%	6.688	345	40.43	704
50.00- 54.99	6	1,930,367.96	0.49%	6.786	359	51.96	690
55.00- 59.99	20	8,244,940.60	2.07%	6.172	355	57.94	717
60.00- 64.99	29	17,364,202.55	4.37%	6.113	334	62.25	728
65.00- 69.99	25	10,524,739.27	2.65%	6.003	323	68.36	725
70.00- 74.99	33	15,612,059.55	3.93%	6.292	348	71.54	720
75.00- 79.99	52	19,832,050.26	4.99%	6.843	332	76.64	700
80.00	121	32,729,658.22	8.23%	7.302	358	78.23	682
80.01- 84.99	13	4,626,091.64	1.16%	6.559	351	77.65	686
85.00- 89.99	42	17,964,636.12	4.52%	7.023	356	77.05	685
90.00- 94.99	127	45,268,878.32	11.38%	7.403	358	79.39	687
95.00- 99.99	233	60,313,441.33	15.17%	7.265	358	80.40	695
100.00	537	156,910,905.96	39.45%	7.299	358	78.28	691
100.01+	3	724,777.21	0.18%	6.789	352	104.07	734
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	1	76,626.65	0.02%	4.500	74	63.67	769
180	14	8,583,758.80	2.16%	5.905	174	70.28	762
360	1,244	389,048,342.11	97.82%	7.128	358	76.45	693
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	1	76,626.65	0.02%	4.500	74	63.67	769
121-180	14	8,583,758.80	2.16%	5.905	174	70.28	762
241-300	1	141,995.81	0.04%	7.750	290	98.45	472
301-360	1,243	388,906,346.30	97.79%	7.128	358	76.44	693
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	22	10,067,234.00	2.53%	6.464	297	71.33	738
20.01 -25.00	25	8,667,850.04	2.18%	7.197	347	74.63	687
25.01 -30.00	56	20,298,122.90	5.10%	6.811	356	76.00	705
30.01 -35.00	110	41,743,470.97	10.50%	7.145	353	74.84	687
35.01 -40.00	203	72,083,327.57	18.12%	7.011	353	75.84	692
40.01 -45.00	226	81,875,327.41	20.59%	7.066	355	77.21	682
45.01 -50.00	61	24,899,760.46	6.26%	7.314	358	77.95	677
50.01 -55.00	4	2,033,078.94	0.51%	4.786	353	66.27	712
55.01 -60.00	2	1,459,402.00	0.37%	4.744	352	72.14	737
60.01+	3	471,593.76	0.12%	6.038	280	92.07	703
None	547	134,109,559.51	33.72%	7.268	358	76.85	705
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	1,259	397,708,727.56	100.00%	7.101	354	76.31	695
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	377	108,738,774.08	27.34%	7.060	343	74.60	695
Fixed Rate IO	882	288,969,953.48	72.66%	7.117	358	76.96	695
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	882	288,969,953.48	72.66%	7.117	358	76.96	695
Not Interest Only	377	108,738,774.08	27.34%	7.060	343	74.60	695
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	932	302,524,128.40	76.07%	7.108	354	76.59	697
Prepay Penalty: 12 months	27	8,661,795.13	2.18%	7.499	358	78.90	667
Prepay Penalty: 24 months	9	2,558,644.83	0.64%	6.864	359	69.02	730
Prepay Penalty: 36 months	181	62,359,019.64	15.68%	7.058	354	74.76	693
Prepay Penalty: 60 months	110	21,605,139.56	5.43%	7.000	358	76.77	677
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,259	397,708,727.56	100.00%	7.101	354	76.31	695
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	116	48,520,541.29	12.20%	6.322	337	75.11	711
FISA	6	1,125,662.66	0.28%	6.753	359	77.93	662
NINA	9	1,901,229.98	0.48%	7.341	356	71.95	716
NO DOC	226	42,956,870.05	10.80%	7.399	358	76.85	695
NO RATIO	311	89,063,904.33	22.39%	7.205	359	76.93	709
SIFA	496	182,852,327.27	45.98%	7.154	355	76.26	685
SISA	95	31,288,191.98	7.87%	7.295	357	76.19	684
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	145	71,914,924.17	18.08%	6.810	350	70.62	692
Purchase	1,039	289,405,819.41	72.77%	7.258	356	77.99	695
Rate/Term Refinance	75	36,387,983.98	9.15%	6.433	348	74.21	702
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	108	23,962,774.67	6.03%	7.035	353	75.82	693
Cooperative	4	1,694,392.79	0.43%	6.556	349	56.02	680
PUD	339	119,450,576.03	30.03%	6.973	349	76.52	698
Single Family	684	207,750,107.20	52.24%	7.102	356	76.10	693
Two-Four Family	124	44,850,876.87	11.28%	7.492	357	77.79	699
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	121	21,862,058.82	5.50%	7.605	358	74.26	700
Primary	1,077	354,332,814.62	89.09%	7.080	354	76.73	693
Second Home	61	21,513,854.12	5.41%	6.930	345	71.56	723
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	2	717,850.00	0.18%	7.569	358	78.19	761
Alaska	1	388,000.00	0.10%	7.125	359	80.00	633
Arizona	80	21,967,317.06	5.52%	7.160	359	77.44	682
Arkansas	1	82,920.27	0.02%	7.250	359	70.00	609
California	158	66,203,690.98	16.65%	6.681	350	75.52	707
Colorado	17	6,113,053.69	1.54%	7.104	357	77.70	709
Connecticut	18	5,417,338.35	1.36%	7.256	359	76.37	666
Delaware	5	923,291.99	0.23%	7.214	359	71.35	693
District of Columbia	9	3,513,751.60	0.88%	6.789	356	70.96	712
Florida	190	59,459,402.33	14.95%	7.289	358	76.61	685
Georgia	31	6,877,688.50	1.73%	7.392	359	76.61	679
Hawaii	3	1,390,500.00	0.35%	6.726	359	77.31	737
Idaho	3	387,701.54	0.10%	6.812	359	80.00	711
Illinois	42	11,386,105.49	2.86%	7.388	353	78.47	692
Indiana	18	1,590,310.47	0.40%	7.724	358	83.79	666
Iowa	2	623,519.92	0.16%	5.100	354	85.40	708
Kansas	1	125,838.75	0.03%	8.250	358	80.00	632
Kentucky	2	885,000.00	0.22%	7.076	359	55.60	711
Louisiana	17	2,431,958.99	0.61%	7.223	357	81.93	658
Maine	4	1,608,765.11	0.40%	8.065	358	80.72	675
Maryland	58	26,290,048.39	6.61%	6.801	358	76.19	698
Massachusetts	28	9,826,312.72	2.47%	7.354	359	72.10	681
Michigan	17	4,298,335.12	1.08%	7.403	357	78.88	690
Minnesota	12	5,535,263.23	1.39%	7.589	358	74.51	696
Mississippi	4	388,838.88	0.10%	7.220	345	87.94	665
Missouri	12	2,759,145.56	0.69%	6.615	282	75.43	740
Nevada	40	12,780,848.15	3.21%	6.938	358	77.26	688
New Hampshire	9	2,393,772.39	0.60%	7.153	301	80.06	694
New Jersey	49	16,443,034.35	4.13%	7.282	357	77.41	681
New Mexico	2	318,962.98	0.08%	7.242	359	74.89	743
New York	69	34,579,839.04	8.69%	7.488	356	75.37	701
North Carolina	54	10,383,894.30	2.61%	7.286	358	78.98	690
Ohio	32	4,482,851.22	1.13%	7.379	358	76.57	673
Oklahoma	2	270,260.91	0.07%	6.986	359	72.10	703
Oregon	17	4,977,117.26	1.25%	7.006	357	79.14	703
Pennsylvania	18	2,918,949.63	0.73%	6.868	326	76.46	698
Rhode Island	8	3,095,790.37	0.78%	7.321	358	79.05	709
South Carolina	41	10,653,628.15	2.68%	6.915	330	74.51	713
Tennessee	22	4,250,298.45	1.07%	7.259	357	75.23	710
Texas	39	9,247,387.50	2.33%	7.226	355	74.26	687
Utah	9	4,331,731.43	1.09%	7.208	358	72.79	723
Virginia	74	22,758,280.77	5.72%	6.942	358	77.61	701
Washington	35	11,190,935.81	2.81%	6.883	345	74.99	693
West Virginia	1	264,243.11	0.07%	7.250	359	72.45	692
Wisconsin	2	675,859.26	0.17%	7.680	359	80.00	652
Wyoming	1	499,093.54	0.13%	6.500	358	73.45	639
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695
Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	377	108,738,774.08	27.34%	7.060	343	74.60	695
120	882	288,969,953.48	72.66%	7.117	358	76.96	695
Total	1,259	397,708,727.56	100.00%	7.101	354	76.31	695

Contact Information

RBS Greenwich Capital

Asset Backed Finance
Vinu Phillips	(203) 618-5626
Michael McKeever	(203) 618-2237
Sean Curran	(203) 618-2426

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Bill O’Brien	(203) 618-5627

Rating Agencies

S&P
Brendan Bliss	(212) 438-3794

Trading
Kai-Ling Chang	(212) 553-7710

American Home Mortgage Assets Trust 2007-3,
                 Group III – Second Liens

$137,744,000
(Approximate)

Group III
Group III Term Sheet

American Home Mortgage Assets Trust 2007-3
Mortgage-Backed Pass-Through Certificates, Series 2007-3

American Home Mortgage Assets LLC
(Depositor)

American Home Mortgage Servicing, Inc.
(Servicer)

Wells Fargo Bank, NA
(Master Servicer)

May 24, 2007

 The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates.  Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities.  Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities.  If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued.  The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein.  The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein.  If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information.  Any such information or assumptions are subject to change.  The information in this free writing prospectus may reflect assumptions specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

American Home Mortgage Assets LLC American Home Mortgage Assets Trust Series 2007-3 Second Liens $137,744,000 (Approximate)

Structure Overview

Class(1,9)	Certificate Principal Balance ($)(2)	Certificate Type	Expected WAL (yr) (8) Call(3)/ Maturity(4)	Expected Principal Window (8) Call(3) / Maturity(4)	Final Scheduled Payment Date (5)	Initial CE(6)	Expected Ratings (M / S)

III-A1(7)	$107,680,000	FLT / SR	1.54/ 1.85	1 – 54 / 1 – 173	June 2037	27.65%	Aaa / AAA
III-A2(7)	$13,246,000	FLT / SUB / SEQ / TURBO	3.23 / 3.23	32 – 43 / 32 – 43	June 2037	18.75%	Aa1 / AAA
III-M1(7)	$7,739,000	FLT / SUB / SEQ / TURBO	1.91 / 1.91	15 – 32 / 15 – 32	June 2037	13.55%	A2 / A
III-M2(7)	$9,079,000	FLT / SUB / SEQ / TURBO	0.60 / 0.60	1 – 15 / 1 – 15	June 2037	7.45%	A3 / BBB
III-PO(9)	$5,804,000	SUB / PO	Not Offered Herein		June 2037		Ba1 / BB

(1)	The Certificates (other than the Class III-PO Certificates) will be subject to the related Net WAC Rate as described herein.
(2)	The balance of the Collateral and the Certificates are subject to a variance of +/- 10%. The attributes of the collateral are subject to a variance of +/- 5%.
(3)	To 20% Optional Termination at the Pricing Speed.
(4)	To maturity at the Pricing Speed.
(5)	The Final Scheduled Distribution Date is June 25, 2037.
(6)	Includes initial Target Overcollateralization of [3.55]%.
(7)
Beginning with the first Distribution Date after the Optional Termination Date, the Certificate margin for the Class III-A1 Certificates will increase to two times (2x) such Certificate’s initial Certificate margin and the Certificate margin on the Class III-A2, Class III-M1 and Class III-M2 Certificates will increase by 1.5 times such Certificate’s initial Certificate margin.

(8)	Run to May 30, 2007 closing date.
(9)	The Class III-C, Class III-P, Class III-R, Class III-RX and Class III-PO Certificates will also be issued by the Trust but will not be offered herein.

Pricing Speed
Second Lien Mortgage Loans:	30% CPR.

Transaction Overview

Trust:	American Home Mortgage Assets Trust 2007-3.

Depositor:	American Home Mortgage Assets LLC.

Seller:	American Home Mortgage Corp, Inc.

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	American Home Mortgage Servicing, Inc.

Lead Manager:	Greenwich Capital Markets, Inc.

Co-Managers:	Morgan Stanley.

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investor Service.

Certificate Insurer:	Assured Financial Guaranty.

Subordinate Certificates:	The Class III-A2, Class III-M1, Class III-M2 and Class III-PO Certificates.

Class III-PO Certificates:	The Class III-PO Certificates.

LIBOR Certificates:	The Class III-A1, Class III-A2, Class III-M1 and Class III-M2 Certificates.

Insured Certificates:	The Class III-A1 and Class III-A2 Certificates.

Offered Certificates:	The Class III-A1, Class III-A2, Class III-M1 and Class III-M2 Certificates.

Non-Offered Certificates:	The Class III-PO, Class III-C, Class III-P, Class III-R and Class III-RX Certificates.

Expected Pricing Date:	The week of May 21, 2007.

Expected Closing Date:	May 30, 2007.

Cut-off Date:	May 1, 2007.

Record Date:
With respect to the LIBOR Certificates, the close of business on the business day immediately preceding the related Distribution Date.  With respect to the Class III-PO Certificates, the last day of the calendar month preceding the related Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in June 2007.

Determination Date:	With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 18th day.

Due Period:
With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs, and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:	With respect to any Distribution Date is the calendar month immediately preceding the month in which such Distribution Date occurs.

Transaction Overview (Continued)
Interest Accrual Period:
With respect to the LIBOR Certificates and the first Distribution Date, interest will initially accrue from the Closing Date to and including the day prior to the first Distribution Date.  With respect to any Distribution Date thereafter, interest will accrue during the period from and including the preceding Distribution Date to and including the day prior to the current Distribution Date. Interest will accrue on the LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. The LIBOR Certificates will settle flat (no accrued interest).

Mortgage Loans:
On the Closing Date a pool of fixed-rate, second lien, residential, closed-end mortgage loans (the “Mortgage Loans”) will be delivered to the trust.
The information set forth herein, unless otherwise stated, is calculated as of the Cut-Off Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the trust on the Closing Date (the “Mortgage Loan Pool”). The Mortgage Loan Pool consists of 2,278 Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $148,831,539 (the “Cut-off Date Balance”).

Servicing Fee Rate:	0.500% per annum.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the applicable Servicing Fee Rate.

Optional Termination:
The Servicer will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Offered and Non-Offered Certificates on or after the Optional Termination Date (as defined herein).

Optional Termination Date:
The first Distribution Date on which the aggregate stated principal balance of the Mortgage Loans, after giving effect to distributions to be made on the related Distribution Date, is less than 20% of the Cut-off Date Balance.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.

Federal Tax Status:
It is anticipated that a portion of the Offered Certificates and Class III-PO Certificates will be treated as REMIC Regular Interests for federal income tax purposes.  The Class III-A1 and Subordinate Certificates (other than the Class III-PO Certificates) will also be entitled to certain non-REMIC payments in respect of Net WAC Shortfall Amounts.

Form of Registration:
It is expected that delivery of the Offered Certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Société Anonyme or Euroclear System.

ERISA Considerations:
The Offered Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations described in the prospectus supplement. Prior to the termination of the supplemental interest trust, any plan investor that purchases an Offered Certificate must satisfy certain conditions, including the conditions of an investor based prohibited transaction class exemption.

SMMEA Eligibility:	The Offered Certificates are not expected to be SMMEA eligible.

Credit Enhancement

Credit Enhancement:
(1)  Subordination of lower rated classes of Certificates.
(2)  Overcollateralization, as described herein.
(3)  Excess cashflow.
(4)  With respect to the Insured Certificates only, the Certificate Insurance Policy.

Overcollateralization Amount:
The Overcollateralization Amount (the "OC") with respect to any Distribution Date will be the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period over (b) the aggregate Certificate Principal Balance of the Offered Certificates and the Class III-PO Certificates (after taking into account the distribution of principal on such Distribution Date).

Overcollateralization Target Amount:
With respect to any Distribution Date, prior to the Stepdown Date, an amount equal to the product of (x) 3.55% and (y) the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date plus the cumulative amount of excess interest paid as principal per clause (viii) of Net Monthly Excess Cashflow.  On or after the Stepdown Date, the Overcollateralization Target Amount is the lesser of (a) the amount described above and (b) the greater of (i) the excess of (x)  approximately 47.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period over (y) the excess of (I) the aggregate principal balance of the Class III-A2, Class III-M1 and Class III-M2 Certificates as of the Closing  Date  over (II) the  aggregate  of  distributions  made in  respect  of principal to the Class III-A2, Class III-M1 and Class III-M2 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  However, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class III-A2, Class III-M1 and Class III-M2 Certificates pursuant to clauses (viii) of “Net Monthly Excess Cashflow” on the prior Distribution Date).

Overcollateralization Increase Amount:
For any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralization Amount on such Distribution Date after taking into account payments to the Certificates of the Principal Distribution Amount on such Distribution Date.

Overcollateralization Release Amount:
For any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount to be made on such Distribution Date) for such Distribution Date over (ii) the Overcollateralization Target Amount for such Distribution Date.

Net Monthly Excess Cashflow:
With respect to any Distribution Date, the sum of (i) the amount of the Interest Remittance Amount remaining on such Distribution Date after the distribution of Accrued Certificate Interest to the Class III-A1 Certificates and Accrued Certificate Interest to the Subordinate Certificates (other than the Class III-PO Certificates) and amounts payable to the Certificate Insurer and swap payments under clause (i) of the interest payment priority, (ii) the amount remaining on such Distribution Date after the distribution of the Principal Distribution Amount to the Class III-A1 Certificates and Subordinate Certificates for such Distribution Date and amounts payable to the Certificate Insurer and (iii) the Overcollateralization Release Amount for that Distribution Date, if any.

Credit Enhancement Percentage:
With respect to each class of Offered Certificates and the Class III-PO Certificates on any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the Certificate holders then entitled to distributions of principal on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period.

Target Credit Enhancement Percentage
Certificate Class	Closing Date	After Stepdown Date
III-A1	27.65%	55.30%
III-A2	18.75%	37.50%
III-M1	13.55%	27.10%
III-M2	7.45%	14.90%
III-PO	3.55%	7.10%

Credit Enhancement (Continued)

Certificate Insurance Policy:
The Certificate Insurer will issue a financial guaranty insurance policy for the benefit of the Insured Certificates.  The Certificate Insurance Policy will unconditionally and irrevocably guarantee payment of (i) the outstanding certificate principal balance of each Insured Certificate on its final maturity date, (ii) the amount of any Realized Losses allocated to any class of the Insured Certificates and (iii) accrued and unpaid interest calculated at the pass-through rate due on each Distribution Date on each class of Insured Certificates, subject to certain terms and conditions set forth in the Certificate Insurance Policy.  The Certificate Insurance Policy will not provide credit enhancement for any class of certificates other than the Insured Certificates.

On each Distribution Date, the securities administrator will calculate to what extent the funds available to make the distributions of principal and interest are insufficient to distribute the amounts due on the Insured Certificates.  If an insufficiency exists and it is covered by the Certificate Insurance Policy, then the securities administrator, on behalf of the trustee, will make a draw on the Certificate Insurance Policy.

If for any reason the Certificate Insurer does not make the payments required under the Certificate Insurance Policy, the holders of the Insured Certificates will rely on the Mortgage Loans for their distributions of interest and principal, and certificateholders may suffer a loss.  The Certificate Insurance Policy does not cover Net WAC Shortfalls or shortfalls in interest collections on the Mortgage Loans that are attributable to prepayment interest shortfalls or the application of the Servicemembers Civil Relief Act.

Stepdown Date:
The earlier to occur of (i) the first Distribution Date following the Distribution Date on which the Certificate Principal Balance  of the Class III-A1 Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in June 2010 and (B) the date that the Senior Enhancement Percentage for the Class III-A1 Certificates (calculated for this purpose without taking into account distributions of principal to the holders of the Certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 55.30%.

Trigger Event:
With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)  the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Trust and Mortgage Loans subject to bankruptcy proceedings) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [19.05]% of the prior period's Senior Enhancement Percentage.

"Senior Enhancement Percentage" means, for any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance  of the Subordinate Certificates and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the sum of the aggregate stated principal balance of the Mortgage Loans for that Distribution Date; or

(b)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	June 2009 through May 2010	[3.40]%
	June 2010 through May 2011	[6.80]%
	June 2011 through May 2012	[7.00]%
	June 2012 through May 2013	[8.50]%
	June 2013 and thereafter	[9.00]%

Swap Agreement
Swap Agreement:
On the Closing Date, the Securities Administrator, acting on behalf of the Trust, will enter into a Swap Agreement with a swap provider (the “Swap Provider”) with an initial notional amount of approximately $148,831,539.  Under the Swap Agreement, on or before each Distribution Date commencing with the Distribution Date in June 2007 and ending with the Distribution Date in June 2009, the Securities Administrator, on behalf of the Trust, shall be obligated to pay to the Swap Provider a fixed amount for that Distribution Date equal to the product of (x) a fixed rate equal to [5.1700]% (per annum), (y) the notional amount for such Distribution Date as set forth in the Swap Agreement, and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from and including the effective date (as defined in the Swap Agreement) to but excluding the first Distribution Date, determined on a 30/360 basis) and the denominator of which is 360, and the  Swap Provider will be obligated to pay to the Securities Administrator, on behalf of the Trust, a floating amount for that Distribution Date equal to the product of (x) One-Month LIBOR (as determined pursuant to the Swap Agreement), (y) the notional amount for such Distribution Date set forth in the Swap Agreement, and (z) a fraction, the numerator of which is equal to the actual number of days in the related Accrual Period and the denominator of which is 360.

Only the net amount of the obligations between the Swap Provider and Securities Administrator, on behalf of the Trust, will be paid by the appropriate party.  To the extent that the Securities Administrator, on behalf of the Trust, is obligated to make a Net Swap Payment on any Distribution Date, amounts otherwise available to Certificate holders will be applied to make a net payment to the Trust for payment to the Swap Provider.

Generally, the Net Swap Payment received from the Swap Provider will be deposited into the Derivative Account by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Derivative Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be required to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement based on conditions at the time of termination.  In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificate holders (other than in the case of a Swap Termination Payment due to a Swap Provider trigger event).

Cap Agreement
Cap Agreement:
On the Closing Date, the Securities Administrator, acting on behalf of the Trust, will enter into a Cap Agreement with a cap provider (the “Cap Provider”) with an initial notional amount of approximately $5,047,909.  Under the Cap Agreement, on or before each Distribution Date commencing with the Distribution Date in July 2007, and ending immediately following the Distribution Date in September 2011, the Cap Agreement Provider will be obligated pay to the Securities Administrator, acting on behalf of the Trust, a floating amount for that Distribution Date equal to the product of (x) the excess, if any, of (a) One-Month LIBOR as determined pursuant to the Cap Agreement for the related calculation period (as defined in the Cap Agreement) over (b) the cap rate of 5.32%, (y) the related Cap Notional Amount as set forth herein for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period as provided in the Cap Agreement, and the denominator of which is 360.

Payments under the Cap Agreement will terminate immediately following the Distribution Date in September 2011, unless the Cap Agreement is terminated in accordance with its terms.

Floor Agreement
Floor Agreement:
On the Closing Date, the Securities Administrator, acting on behalf of the Trust, will enter into a Floor Agreement with a floor provider (the “Floor Provider”) with an initial notional amount of approximately $132,551,001.  Under the Floor Agreement, on or before each Distribution Date commencing with the Distribution Date in July 2007, and ending immediately following the Distribution Date in July 2008, the Floor Provider will be obligated to pay to the Securities Administrator, acting on behalf of the Trust, a floating amount equal to the product of (x) the excess, if any, of (a) the floor rate of 4.25% over (b) One-Month LIBOR as determined pursuant to the Floor Agreement, (y) the related Floor Notional Amount herein for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period as provided in the Floor Agreement, and the denominator of which is 360.

Payments under the Floor Agreement will terminate immediately following the Distribution Date in July 2008, unless the Floor Agreement is terminated in accordance with its terms.

Derivative Account
Derivative Account:
On or before each Distribution Date, as applicable, Net Swap Payments payable by the Swap
Provider to the Trust under the Swap Agreement, Net Swap Payments and Swap Termination Payments payable to the Swap Provider under the Swap Agreement, ongoing payments payable by the Cap Provider to the Trust under the Cap Agreement and ongoing payments payable by Floor Provider under the Floor Agreement will be deposited by the Trust into the Derivative Account.

Derivative Account Distributions:
On each Distribution Date, funds deposited into the Derivative Account for payment to the Swap Provider will be distributed in the following order of priority:

(i)  to pay any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement; and

(ii)  to pay any Swap Termination Payment (not caused by a Swap Provider trigger event) owed to the Swap Provider pursuant to the Swap Agreement.

On each Distribution Date, to the extent required, the Securities Administrator will withdraw the following amounts from amounts on deposit in the Derivative Account in respect of payments (other than termination payments) received from the Swap Provider, Cap Provider and Floor Provider and distribute such amounts to the Certificates in the following order of priority (after distribution of any Net Monthly Excess Cashflow as described herein):

(i)    to pay any unpaid interest on the Class III-A1 Certificates, including any accrued unpaid interest from prior Distribution Dates to the extent unpaid from the to the extent unpaid from Net Monthly Excess Cashflow or the related Interest Remittance Amount;

(ii)  sequentially to pay any unpaid interest on the Subordinate Certificates (other than the Class III-PO Certificates), in order of payment priority, including any accrued unpaid interest from prior Distribution Dates to the extent unpaid from the Net Monthly Excess Cashflow;

(iii)  to pay any Applied Realized Loss Amounts remaining on the Class III-A1 Certificates, to the extent unpaid from the Net Monthly Excess Cashflow, until reduced to zero;

(iv)  to pay any Applied Realized Loss Amounts remaining on the Subordinate Certificates, sequentially, in order of payment priority to the extent unpaid from the Net Monthly Excess Cashflow, until reduced to zero;

(v)   to pay the Basis Risk Carry Forward Amount on the Class III-A1 and Subordinate Certificates (other than the Class III-PO Certificates) remaining unpaid in the same order of payment priority as described in (i) and (ii) to the extent not covered by Net Monthly Excess Cashflow;

(vi)  to pay any principal first, on the Class III-A1 Certificates, and second, on the Subordinate Certificates (other than the Class III-PO Certificates), sequentially, in accordance with the principal payment provisions in an amount necessary to maintain the applicable Overcollateralization Target Amount to the extent not covered by Net Monthly Excess Cashflow;

(vii)     soley from amounts deposited into the Derivative Account pursuant to Clause (ix) under “Net Monthly Excess Cashflow” below, to pay any Swap Termination Payment (caused by a Swap Provider trigger event under the Swap Agreement) owed to the Swap Provider; and

(viii)    to pay any remaining amounts as set forth in the Pooling and Servicing Agreement.

Payment of Interest

Certificate Interest Rate:
With respect to each class of the Class III-A1 and Subordinate Certificates (other than the Class III-PO Certificates) on any Distribution Date, the lesser of (a) the Formula Rate for such Distribution Date and (b) the related Net WAC Rate for such Distribution Date.  The Class III-PO Certificates will not receive interest payments.

Formula Rate:
With respect to the LIBOR Certificates and any Distribution Date, One-Month LIBOR plus the related margin.  On the first Distribution Date after the first possible Optional Termination Date, the margin for each class of the Class III-A1 Certificates will increase to 2 times the original margin.  Beginning with the first Distribution Date after the Optional Termination Date, the margin for each class of the Subordinate Certificates (other than the Class III-PO Certificates) will increase to 1.5 times the original margin.

Accrued Certificate Interest:
For any Distribution Date and each class of Certificates, interest accrued during the related accrual period at the then-applicable Certificate Interest Rate on the related Certificate Principal Balance thereof immediately prior to such Distribution Date.

Net WAC Rate:
With respect to any Distribution Date and the Class III-A1 and Class III-A2 Certificates, the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) minus the sum of the related certificate insurance policy fee rate and an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (I) any Net Swap Payment owed to the Swap Provider divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (II) 12 and (y) the product of (I) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust to the Group III Swap Provider, divided by the outstanding Stated Principal Balance of the Mortgage Loans and (II) 12 and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

With respect to any Distribution Date and the Class III-M1 and Class III-M2 Certificates, the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) minus an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (I) any Net Swap Payment owed to the Swap Provider divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (II) 12 and (y) the product of (I) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust to the Group III Swap Provider, divided by the outstanding Stated Principal Balance of the Mortgage Loans and (II) 12 and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Weighted Average Adjusted Net Mortgage Rate:
With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of each mortgage loan, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

Interest Carry Forward Amount:
With respect to each class of Class III-A1 Certificates and Subordinate Certificates (other than the Class III-PO Certificates) and each Distribution Date, is the excess of (a) Accrued Certificate Interest for such class with respect to prior Distribution Dates over (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

Payment of Interest (Continued)
Net WAC Shortfall:
With respect to any Distribution Date, the excess, if any, of the amount of interest that such class would have been entitled to receive if the Certificate Interest Rate for such class were calculated without regard to clause (b) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date.

Group III Interest Remittance Amount:
For any Distribution Date the sum of (a) the interest portion of all scheduled monthly payments on the Mortgage Loans on the related due date, to the extent received or advanced, less the servicing fee rate (b) the interest portion of all proceeds of the repurchase of Mortgage Loans during the preceding calendar month; (c) the interest portion of all other unscheduled collections received during the preceding calendar month in respect of the Mortgage Loans; (d) any compensating interest payments by the master servicer or servicer, as applicable; net of (e) fees payable to, and other amounts reimbursable to, the trustee, the master servicer, the securities administrator, the servicer or the custodian, as applicable.

Payment of Interest (Continued)
Interest Payment Priority:
On each Distribution Date, the Group III Interest Remittance Amount will be distributed in the following order of priority, in each case, to the extent remaining:

(i)  to the Derivative Account, an amount equal to the sum of any Net Swap Payment and Swap Termination Payment due to the Swap Provider (other than certain Swap Termination Payments resulting from a Swap Provider termination event);

(ii)  to the Certificate Insurer, the monthly premium owed to the Certificate Insurer;

(iii)   from the Group III Interest Remittance Amount for such Distribution Date, to the Class III-A1 Certificates, the Accrued Certificate Interest for such class for such Distribution Date;

(iv)  from the remaining Group III Interest Remittance Amount, reimbursement amounts owed to the Certificate Insurer under the insurance and indemnity agreement with respect to reimbursement amounts for prior claims paid under the Certificate Insurance Policy in respect of interest;

(v)  from the remaining Group III Interest Remittance Amount, to the holders of the Class III-A2 Certificates the Accrued Certificate Interest for such class;

(vi)  from the remaining Group III Interest Remittance Amount, to the holders of the Class III-M1 Certificates the Accrued Certificate Interest for such class;

(vii)  from the remaining Group III Interest Remittance Amount, to the holders of the Class III-M2 Certificates the Accrued Certificate Interest for such class;

(viii)  any remainder (to the extent not included as part of the Principal Distribution Amount) to be included as Net Monthly Excess Cashflow as described below.

Payment of Principal
Principal Payment Priority:
On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)  to the Derivative Account, an amount equal to the sum of any Net Swap Payment and Swap Termination Payment due to the Swap Provider (other than certain Swap Termination Payments resulting from a Swap Provider termination event);

(ii)  to the Class III-A1 Certificates, the Principal Distribution Amount until the Certificate Principal Balance of such class has been reduced to zero;

(iii)  to the Certificate Insurer any amounts due under the insurance and indemnity agreement including, without limitation, any unpaid premium;

(iv)  to the holders of the Subordinate Certificates, sequentially in order of priority, the remaining Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero; and

(v)  any remainder to be included as Net Monthly Excess Cashflow as described below.

On each Distribution Date (a) on and after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows;

(i)  to the Derivative Account, an amount equal to the sum of any Net Swap Payment and Swap Termination Payment due to the Swap Provider (other than certain Swap Termination Payments resulting from a Swap Provider termination event);

(ii)  to the Class III-A1 Certificates, the Class III-A1 Principal Distribution Amount until the Certificate Principal Balance of such class has been reduced to zero;

(iii)  to the Certificate Insurer any amounts due under the insurance and indemnity agreement including, without limitation, any unpaid premium;

(iv)  to the holders of the Class III-A2 Certificates, the Class III-A2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(v)  to the holders of the Class III-M1 Certificates, the Class III-M1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(vi)  to the holders of the Class III-M2 Certificates, the Class III-M2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(vii)  to the holders of the Class III-PO Certificates, the Class III-PO Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

(viii)  any remainder to be included as Net Monthly Excess Cashflow as described below.

Payment of Principal (Continued)
Principal Remittance Amount:
For any Distribution Date the sum of (a) the principal portion of all scheduled monthly payments on the Mortgage Loans on the related due date to extent received or advanced, (b) the principal portion of all proceeds of the repurchase of Mortgage Loans during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the Mortgage Loans net of (d) fees payable to, and other amounts reimbursable to, the trustee, the master servicer, the securities administrator, the servicer or the custodian, as applicable, to the extent not paid or reimbursed from the Interest Remittance Amount for such Distribution Date.

Principal Distribution Amount:	For any Distribution Date, the sum of (a) the Principal Remittance Amount and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Release Amount.

Class III-A1 Principal Distribution Amount:
For any Distribution Date, the excess of (x) the Certificate Principal Balance of the Class III-A1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) approximately 44.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus approximately $744,158.

Class III-A2 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the Certificate Principal Balance of the Class III-A1 Certificates (after taking into account the distribution of the Class III-A1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class III-A2 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately  62.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $744,158

Class III-M1 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the Certificate Principal Balance of the Class III-A1 Certificates (after taking into account the distribution of the Class III-A1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class III-A2  Certificates (after taking into account the distribution of the Class III-A2  Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class III-M1 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 72.90% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $744,158.

Class III-M2 Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the Certificate Principal Balance of the Class III-A1 Certificates (after taking into account the distribution of the Class III-A1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class III-A2 Certificates (after taking into account the distribution of the Class III-A2 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class III-M1 Certificates (after taking into account the distribution of the Class III-M1 Principal Distribution Amount on such Distribution Date)and (iv) the Certificate Principal Balance of the Class III-M2 Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 85.10% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $744,158.

Payment of Principal (Continued)
Class III-PO Principal Distribution Amount:
For any applicable Distribution Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the Certificate Principal Balance of the Class III-A1 Certificates (after taking into account the distribution of the Class III-A1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class III-A2 Certificates (after taking into account the distribution of the Class III-A2 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class III-M1 Certificates (after taking into account the distribution of the Class III-M1 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class III-M2 Certificates (after taking into account the distribution of the Class III-M2 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class III-PO Certificates immediately prior to such Distribution Date over (y) the lesser of (i) the product of approximately 92.90% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus $744,158.

Allocation of Losses

Realized Losses:
The excess of the stated principal balance of a defaulted mortgage loan over the net liquidation proceeds (that are allocated to the principal balance of such mortgage loan).  To the extent the Servicer receives subsequent recoveries with respect to any mortgage loan, the amount of any Realized Loss with respect to that mortgage loan will be reduced by such subsequent recoveries. Realized Losses refer to the aggregate amount of losses on the Mortgage Loans.

Allocation of Realized Losses:
Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by Net Monthly Excess Cashflow and the OC amount, and then will be allocated to Class III-PO, Class III-M2, Class III-M1 and Class III-A2 Certificates in that order.  Thereafter, Realized Losses will be allocated to the Class III-A1 Certificates. If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate Certificate Principal Balance of the Class III-A1 Certificates and Subordinate Certificates after giving effect to principal distributions on such date exceeds the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the “Realized Loss Amount”) will be allocated as described above. Any such allocation to a class of Certificates will be effected by reducing the Certificate Principal Balance of such class.

Payment of Net Monthly Excess Cashflow
Net Monthly Excess Cashflow:
With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i.)  to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, allocated as described under Principal Payment Priority herein;

(ii.)  to the Class III-A1 Certificates any related Allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Class;

(iii.)     to the Certificate Insurer, any unpaid amounts due under the insurance and indemnity agreement;

(iv.)     to the holders of the Class III-A2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Class;

(v.)  to the holders of the Class III-M1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Class;

(vi.)     to the holders of the Class III-M2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts, related Interest Carry Forward Amounts and any Net WAC Shortfalls related to such Class;

(vii.)  to the holders of the Class III-PO Certificates, in an amount equal to the previously allocated Realized Loss Amounts related to such Class;

(viii.)   any remaining Net Monthly Excess Cashflow, to pay to the Class III-M2 Certificates as principal until its Certificate Principal Balance has been reduced to zero, to the Class III- M1 Certificates as principal until its Certificate Principal Balance has been reduced to zero and to the Class III-A2 Certificates as principal until its Certificate Principal Balance has been reduced to zero;

(ix.)  to the Derivative Account, to pay any Swap Termination Payment (caused by a Swap Provider trigger event under the Swap Agreement) owed to the Swap Provider; and

(x.)  to the holders of the Class III-C and Class III-R Certificates as provided in the Pooling and Servicing Agreement.

The Cap Agreement Schedule

Deal Period	Distribution Date	Notional Balance
1	6/25/2007	$0.00
2	7/25/2007	$5,047,909.16
3	8/25/2007	$9,614,010.07
4	9/25/2007	$13,734,199.03
5	10/25/2007	$17,441,908.59
6	11/25/2007	$20,768,271.11
7	12/25/2007	$23,742,271.47
8	1/25/2008	$26,390,889.90
9	2/25/2008	$28,739,235.40
10	3/25/2008	$30,810,670.48
11	4/25/2008	$32,626,927.71
12	5/25/2008	$34,208,218.64
13	6/25/2008	$35,573,335.55
14	7/25/2008	$36,739,746.54
15	8/25/2008	$37,723,684.43
16	9/25/2008	$38,540,229.75
17	10/25/2008	$39,203,388.29
18	11/25/2008	$39,726,163.58
19	12/25/2008	$40,120,624.56
20	1/25/2009	$40,397,968.84
21	2/25/2009	$40,568,581.73
22	3/25/2009	$40,642,091.41
23	4/25/2009	$40,627,420.48
24	5/25/2009	$40,532,834.03
25	6/25/2009	$40,365,984.62
26	7/25/2009	$68,075,231.77
27	8/25/2009	$65,974,904.31
28	9/25/2009	$63,939,103.11
29	10/25/2009	$61,965,851.46
30	11/25/2009	$60,053,233.07
31	12/25/2009	$58,199,390.27
32	1/25/2010	$56,402,522.18
33	2/25/2010	$54,660,882.97
34	3/25/2010	$52,972,780.24
35	4/25/2010	$51,336,573.31
36	5/25/2010	$49,750,671.70
37	6/25/2010	$48,213,533.55
38	7/25/2010	$46,723,664.18
39	8/25/2010	$45,279,614.61
40	9/25/2010	$43,879,980.21
41	10/25/2010	$42,523,399.28
42	11/25/2010	$41,208,551.80
43	12/25/2010	$39,934,158.14
44	1/25/2011	$38,698,977.79
45	2/25/2011	$37,501,808.22
46	3/25/2011	$36,341,483.68
47	4/25/2011	$35,216,874.09
48	5/25/2011	$34,126,883.97
49	6/25/2011	$33,070,451.34
50	7/25/2011	$32,046,546.72
51	8/25/2011	$31,054,172.15
52	9/25/2011	$30,092,360.22
53	10/25/2011	$0.00

The Swap Agreement Schedule

Deal Period	Distribution Date	Notional Balance
1	6/25/2007	$148,831,538.74
2	7/25/2007	$139,205,283.59
3	8/25/2007	$130,201,213.71
4	9/25/2007	$121,779,138.24
5	10/25/2007	$113,901,461.22
6	11/25/2007	$106,533,014.08
7	12/25/2007	$99,640,899.03
8	1/25/2008	$93,194,342.48
9	2/25/2008	$87,164,557.94
10	3/25/2008	$81,524,617.79
11	4/25/2008	$76,249,333.26
12	5/25/2008	$71,315,142.21
13	6/25/2008	$66,700,004.15
14	7/25/2008	$62,383,302.02
15	8/25/2008	$58,345,750.25
16	9/25/2008	$54,569,308.88
17	10/25/2008	$51,037,103.10
18	11/25/2008	$47,733,348.07
19	12/25/2008	$44,643,278.50
20	1/25/2009	$41,753,082.88
21	2/25/2009	$39,049,841.87
22	3/25/2009	$36,521,470.72
23	4/25/2009	$34,156,665.35
24	5/25/2009	$31,944,851.97
25	6/25/2009	$29,876,139.93
26	7/25/2009	$0.00

The Floor Agreement Schedule

Deal Period	Distribution Date	Notional Balance
1	6/25/2007	$0.00
2	7/25/2007	$132,551,000.65
3	8/25/2007	$118,050,985.00
4	9/25/2007	$105,136,803.81
5	10/25/2007	$93,635,052.98
6	11/25/2007	$83,391,285.88
7	12/25/2007	$74,267,941.19
8	1/25/2008	$66,142,497.15
9	2/25/2008	$58,905,827.59
10	3/25/2008	$52,460,737.61
11	4/25/2008	$46,720,659.32
12	5/25/2008	$41,608,490.09
13	6/25/2008	$37,055,557.86
14	7/25/2008	$33,000,699.45
15	8/25/2008	$0.00

Sensitivity Table for the Offered Certificates – To Maturity

The assumptions for the sensitivity table below are as follows:
▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
▪	1-month LIBOR remain static
▪	20% Clean Up Call is not exercised
▪	Assumes closing date of May 30, 2007

Class III-A1 to Maturity
Price: 100-00	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	4.08	2.46	1.85	1.20	0.87
Duration	3.23	2.07	1.60	1.11	0.82
Prin Start	1	1	1	1	1
Prin End	178	178	173	36	26
Prin Win	178	178	173	36	26

Class III-A2 to Maturity
Price: 100-00	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	3.07	3.12	3.23	3.30	2.62
Duration	2.72	2.77	2.86	2.91	2.35
Prin Start	26	29	32	35	26
Prin End	48	42	43	44	36
Prin Win	23	14	12	10	11

Class III-M1 to Maturity
Price: 98-07+	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	1.63	1.80	1.91	2.06	2.10
Duration	1.46	1.60	1.69	1.81	1.85
Prin Start	14	15	15	16	18
Prin End	26	29	32	35	29
Prin Win	13	15	18	20	12

Class III-M2 to Maturity
Price: 96-26+	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	0.56	0.59	0.60	0.61	0.65
Duration	0.51	0.53	0.54	0.55	0.59
Prin Start	1	1	1	1	1
Prin End	14	15	15	16	18
Prin Win	14	15	15	16	18

Sensitivity Table for the Offered Certificates – To Call

The assumptions for the sensitivity table below are as follows:
▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
▪	1-month LIBOR remain static
▪	20% Clean Up Call is exercised
▪	Assumes closing date of May 30, 2007

Class III-A1 to Call
Price: 100-00	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	3.66	2.06	1.54	1.20	0.87
Duration	3.01	1.82	1.40	1.11	0.82
Prin Start	1	1	1	1	1
Prin End	114	66	54	36	26
Prin Win	114	66	54	36	26

Class III-A2 to Call
Price: 100-00	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	3.07	3.12	3.23	3.30	2.58
Duration	2.72	2.77	2.86	2.91	2.33
Prin Start	26	29	32	35	26
Prin End	48	42	43	44	33
Prin Win	23	14	12	10	8

Class III-M1 to Call
Price: 98-07+	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	1.63	1.80	1.91	2.06	2.10
Duration	1.46	1.60	1.69	1.81	1.85
Prin Start	14	15	15	16	18
Prin End	26	29	32	35	29
Prin Win	13	15	18	20	12

Class III-M2 to Call
Price: 96-26+	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR
Avg Life	0.56	0.59	0.60	0.61	0.65
Duration	0.51	0.53	0.54	0.55	0.59
Prin Start	1	1	1	1	1
Prin End	14	15	15	16	18
Prin Win	14	15	15	16	18

Excess Spread Table(1),(2)

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i)  One-month LIBOR increase in accordance with the 1-Month LIBOR Forward Curve as of the close on May 30, 2007, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.  There is no assurance, therefore, of whether or to what extent the actual excess spread on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

			Static	FWD Index
Payment		FWD	Excess	Excess
Date	Period	1ML (%)	Spread (%)	Spread (%)
6/25/2007	1	5.32000	6.84	6.84
7/25/2007	2	5.33600	6.00	6.00
8/25/2007	3	5.33978	6.02	6.02
9/25/2007	4	5.30053	6.06	6.06
10/25/2007	5	5.27222	6.12	6.13
11/25/2007	6	5.22133	6.14	6.15
12/25/2007	7	5.15403	6.22	6.23
1/25/2008	8	5.09084	6.24	6.26
2/25/2008	9	5.03280	6.29	6.32
3/25/2008	10	4.98587	6.42	6.47
4/25/2008	11	4.95603	6.39	6.45
5/25/2008	12	4.94922	6.50	6.56
6/25/2008	13	4.93853	6.51	6.59
7/25/2008	14	4.90665	6.62	6.71
8/25/2008	15	4.87654	6.64	6.74
9/25/2008	16	4.84851	6.71	6.83
10/25/2008	17	4.82287	6.84	6.96
11/25/2008	18	4.79996	6.86	7.00
12/25/2008	19	4.78007	6.99	7.14
1/25/2009	20	4.76354	7.02	7.18
2/25/2009	21	4.75067	7.10	7.27
3/25/2009	22	4.74180	7.36	7.52
4/25/2009	23	4.73722	7.29	7.47
5/25/2009	24	4.73727	7.44	7.62
6/25/2009	25	4.74100	7.49	7.67
7/25/2009	26	4.74602	7.59	7.99
8/25/2009	27	4.75209	7.57	7.98
9/25/2009	28	4.75894	7.69	8.09
10/25/2009	29	4.76632	7.93	8.30
11/25/2009	30	4.77395	7.94	8.32
12/25/2009	31	4.78157	8.18	8.53
1/25/2010	32	4.78892	8.21	8.55
2/25/2010	33	4.79572	8.35	8.67
3/25/2010	34	4.80172	8.76	9.04
4/25/2010	35	4.80664	8.62	8.92
5/25/2010	36	4.81023	8.85	9.13
6/25/2010	37	4.82299	8.92	9.19
7/25/2010	38	4.84546	9.15	9.40
8/25/2010	39	4.86696	9.25	9.49
9/25/2010	40	4.88719	9.42	9.65
10/25/2010	41	4.90580	9.66	9.86
11/25/2010	42	4.92249	9.79	9.99
12/25/2010	43	4.93693	10.03	10.21
1/25/2011	44	4.94880	10.08	10.16
2/25/2011	45	4.95777	10.04	10.12
3/25/2011	46	4.96353	10.13	10.21
4/25/2011	47	4.96575	9.95	10.04
5/25/2011	48	4.96412	9.95	10.04
6/25/2011	49	4.96968	9.86	9.95
7/25/2011	50	4.98467	9.86	9.95
8/25/2011	51	4.99882	9.76	9.85
9/25/2011	52	5.01200	9.71	9.80
10/25/2011	53	5.02408	9.71	9.80
11/25/2011	54	5.03493	9.60	9.69
(1)
Calculated as (a) interest collections on the collateral and swap, cap and floor cash flow, less capped interest on the Certificates divided by (b) collateral balance as of the beginning period multiplied by (c) 12.

(2)	Assumes closing date of May 30, 2007 and static LIBOR is equal to 5.320%.

Collateral Characteristics of the Group III Mortgage Loans As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$148,831,539	$98	$499,790
Average Scheduled Principal Balance	$65,334
Number of Mortgage Loans	2,278

Weighted Average Gross Coupon	11.930%	6.750%	16.750%
Weighted Average FICO Score	700	545	819
Weighted Average Combined Original LTV	96.60%	35.80%	100.00%

Weighted Average Original Term	181 months	120 months	240 months
Weighted Average Stated Remaining Term	179 months	119 months	240 months
Weighted Average Seasoning	2 months	0 months	29 months

Maturity Date		Apr 1 2017	May 1 2027
Maximum Zip Code Concentration	0.56%	84003

Fixed Rate	100.00%	Cash Out Refinance	24.67%
		Purchase	73.05%
30/15 Balloon 2ND	98.02%	Rate/Term Refinance	2.28%
Fixed Rate 2ND	1.98%
		Condominium	11.67%
Not Interest Only	100.00%	PUD	27.46%
		Single Family	51.93%
No Prepay Penalty	100.00%	Two-Four Family	8.94%

Second Lien	100.00%	Investor	10.66%
		Primary	82.67%
FIFA	12.12%	Second Home	6.68%
FISA	0.14%
NO DOC	5.90%	Top 5 States:
NO RATIO	24.91%	Florida	17.30%
SIFA	49.10%	California	15.22%
SISA	7.83%	Arizona	6.59%
		Illinois	6.27%
		New York	4.99%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1,078	35,129,031.54	23.60%	11.887	179	95.23	697
50,000.01 - 100,000.00	864	61,199,032.79	41.12%	11.839	179	97.47	697
100,000.01 - 150,000.00	204	25,258,771.38	16.97%	12.127	178	97.81	703
150,000.01 - 200,000.00	100	17,916,591.60	12.04%	12.190	178	96.97	710
200,000.01 - 250,000.00	11	2,552,200.43	1.71%	11.723	179	93.62	702
250,000.01 - 300,000.00	14	3,984,538.34	2.68%	12.045	179	95.27	711
300,000.01 - 350,000.00	2	674,781.40	0.45%	11.440	179	92.41	713
350,000.01 - 400,000.00	3	1,181,973.81	0.79%	11.380	179	89.44	721
400,000.01 - 450,000.00	1	434,827.13	0.29%	10.500	179	80.00	693
450,000.01 - 500,000.00	1	499,790.32	0.34%	10.250	179	73.53	708
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
6.500 - 6.999	1	57,599.97	0.04%	6.750	177	95.00	665
7.000 - 7.499	16	778,141.84	0.52%	7.210	176	91.52	731
7.500 - 7.999	26	1,067,822.06	0.72%	7.713	183	95.76	722
8.000 - 8.499	33	2,039,028.30	1.37%	8.194	178	94.51	710
8.500 - 8.999	44	2,394,874.46	1.61%	8.748	177	94.36	709
9.000 - 9.499	46	2,697,224.50	1.81%	9.200	177	90.91	717
9.500 - 9.999	125	7,203,961.57	4.84%	9.746	179	96.09	717
10.000 -10.499	251	15,894,290.97	10.68%	10.191	179	97.26	714
10.500 -10.999	228	15,873,434.19	10.67%	10.683	179	96.64	715
11.000 -11.499	175	15,593,224.03	10.48%	11.191	179	97.24	710
11.500 -11.999	157	11,827,155.72	7.95%	11.679	179	95.96	704
12.000 -12.499	196	13,282,252.26	8.92%	12.174	179	95.15	692
12.500 -12.999	223	14,172,859.17	9.52%	12.646	180	96.24	695
13.000 -13.499	216	13,069,759.15	8.78%	13.182	179	96.96	693
13.500 -13.999	213	12,286,575.35	8.26%	13.692	179	97.66	692
14.000 -14.499	145	9,292,750.13	6.24%	14.176	179	97.58	679
14.500 -14.999	79	5,127,767.33	3.45%	14.622	178	98.11	683
15.000 -15.499	32	2,057,196.13	1.38%	15.127	179	98.06	669
15.500 -15.999	51	2,880,583.34	1.94%	15.676	180	97.72	668
16.000 -16.499	14	845,826.55	0.57%	16.073	186	100.00	635
16.500 -16.999	7	389,211.72	0.26%	16.632	179	97.36	653
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
525-549	1	29,874.38	0.02%	8.875	175	100.00	545
600-624	32	1,525,989.47	1.03%	13.827	179	96.23	622
625-649	288	16,215,831.66	10.90%	13.477	179	97.23	640
650-674	429	25,922,481.74	17.42%	12.767	179	96.26	664
675-699	475	34,341,731.10	23.07%	11.340	179	96.20	687
700-724	426	29,432,582.95	19.78%	11.562	179	96.76	710
725-749	318	21,606,734.15	14.52%	11.366	179	96.77	736
750-774	184	11,355,136.74	7.63%	11.675	179	97.11	761
775-799	94	6,751,409.40	4.54%	11.657	179	95.93	785
800+	31	1,649,767.15	1.11%	11.002	181	98.11	808
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	2	122,406.13	0.08%	9.143	179	36.70	672
50.00- 54.99	1	58,981.15	0.04%	11.500	179	50.05	742
55.00- 59.99	1	49,986.85	0.03%	12.375	179	59.36	672
60.00- 64.99	1	34,951.95	0.02%	11.250	176	63.43	739
65.00- 69.99	1	58,926.40	0.04%	8.375	178	69.38	717
70.00- 74.99	8	965,434.64	0.65%	10.777	178	73.15	687
75.00- 79.99	9	561,916.45	0.38%	9.840	178	78.36	688
80.00	12	1,130,462.52	0.76%	10.505	177	80.00	686
80.01- 84.99	22	966,033.47	0.65%	11.096	178	83.12	686
85.00- 89.99	125	7,117,980.17	4.78%	11.132	179	87.84	689
90.00- 94.99	412	22,265,306.66	14.96%	11.903	179	91.33	702
95.00- 99.99	618	37,369,615.84	25.11%	12.131	179	96.41	706
100.00	1,066	78,129,536.51	52.50%	11.983	179	100.00	699
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
LTV <= 80	35	2,983,066.09	2.00%	10.430	178	74.36	688
LTV> 80 No MI	2,243	145,848,472.65	98.00%	11.961	179	97.05	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	1	42,594.04	0.03%	10.250	119	94.98	701
180	2,246	147,285,335.42	98.96%	11.932	178	96.60	700
240	31	1,503,609.28	1.01%	11.772	239	96.71	691
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	1	42,594.04	0.03%	10.250	119	94.98	701
121-180	2,246	147,285,335.42	98.96%	11.932	178	96.60	700
181-240	31	1,503,609.28	1.01%	11.772	239	96.71	691
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	48	2,498,745.76	1.68%	12.228	178	95.36	698
20.01 -25.00	78	4,469,065.40	3.00%	11.722	179	93.47	693
25.01 -30.00	161	9,289,833.75	6.24%	11.695	179	95.53	705
30.01 -35.00	315	20,106,591.59	13.51%	11.778	179	96.54	697
35.01 -40.00	487	31,720,244.82	21.31%	11.933	179	96.48	691
40.01 -45.00	451	28,801,953.96	19.35%	12.163	179	97.15	689
45.01 -50.00	94	5,509,264.49	3.70%	11.797	178	96.50	678
50.01 -55.00	8	329,604.64	0.22%	8.973	176	90.69	759
55.01 -60.00	5	229,804.06	0.15%	9.664	177	90.02	719
60.01+	1	24,466.17	0.02%	7.875	178	90.00	709
None	630	45,851,964.10	30.81%	11.952	180	97.04	717
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Fixed Rate	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
30/15 Balloon 2ND	2,221	145,888,628.76	98.02%	11.937	178	96.60	700
Fixed Rate 2ND	57	2,942,909.98	1.98%	11.574	208	96.43	693
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepay Penalty	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Second Lien	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
FIFA	360	18,043,437.10	12.12%	10.738	179	95.53	686
FISA	4	203,312.38	0.14%	13.608	178	96.96	684
NO DOC	128	8,774,214.22	5.90%	13.229	179	95.77	736
NO RATIO	502	37,077,749.88	24.91%	11.649	180	97.34	712
SIFA	1,113	73,076,173.58	49.10%	12.134	179	96.48	694
SISA	171	11,656,651.58	7.83%	12.386	179	97.23	698
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	558	36,710,382.81	24.67%	11.479	179	93.58	685
Purchase	1,643	108,721,141.21	73.05%	12.109	179	97.69	706
Rate/Term Refinance	77	3,400,014.72	2.28%	11.078	180	94.17	691
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	302	17,369,040.22	11.67%	12.384	179	96.64	708
PUD	551	40,873,473.39	27.46%	11.938	179	97.12	700
Single Family	1,247	77,285,464.35	51.93%	11.679	179	96.48	698
Two-Four Family	178	13,303,560.78	8.94%	12.776	179	95.61	707
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	382	15,861,040.86	10.66%	13.302	179	92.17	725
Primary	1,751	123,035,720.97	82.67%	11.704	179	97.22	696
Second Home	145	9,934,776.91	6.68%	12.545	179	95.95	717
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	8	615,677.08	0.41%	12.788	179	98.36	703
Alaska	1	96,988.25	0.07%	15.750	179	100.00	633
Arizona	154	9,813,820.12	6.59%	12.241	179	97.53	700
Arkansas	1	47,934.24	0.03%	11.250	176	99.91	664
California	264	22,649,601.60	15.22%	11.346	178	96.80	707
Colorado	60	3,063,528.84	2.06%	12.566	178	97.35	684
Connecticut	37	2,652,374.13	1.78%	11.610	178	91.83	700
Delaware	11	730,284.17	0.49%	12.734	178	95.45	674
District of Columbia	5	391,654.58	0.26%	13.113	179	99.09	727
Florida	349	25,747,287.37	17.30%	12.632	179	97.56	698
Georgia	83	4,141,678.60	2.78%	12.259	179	96.92	701
Hawaii	10	1,370,229.49	0.92%	11.068	179	95.47	732
Idaho	7	302,303.11	0.20%	10.019	176	93.32	702
Illinois	135	9,333,891.56	6.27%	11.326	179	96.14	704
Indiana	14	453,704.13	0.30%	12.349	178	97.73	671
Iowa	2	66,053.07	0.04%	10.384	178	95.01	652
Kansas	1	28,565.71	0.02%	12.000	179	100.00	650
Kentucky	12	425,062.65	0.29%	11.065	178	96.75	690
Louisiana	11	557,780.45	0.37%	11.942	179	98.30	695
Maine	11	465,540.39	0.31%	11.495	199	95.92	713
Maryland	105	7,093,752.83	4.77%	11.820	178	96.64	689
Massachusetts	66	3,995,563.85	2.68%	12.059	180	94.31	687
Michigan	42	2,282,401.97	1.53%	11.001	180	92.23	698
Minnesota	37	2,053,034.11	1.38%	11.907	178	96.96	688
Mississippi	9	261,786.11	0.18%	12.303	178	97.90	723
Missouri	22	885,359.91	0.59%	13.262	179	92.07	711
Montana	5	384,275.87	0.26%	11.356	179	94.84	690
Nebraska	5	193,905.37	0.13%	14.589	180	99.29	715
Nevada	66	4,280,673.90	2.88%	11.900	179	98.49	696
New Hampshire	16	863,662.95	0.58%	11.906	181	95.06	699
New Jersey	72	6,068,456.05	4.08%	12.134	179	96.25	690
New Mexico	10	459,355.43	0.31%	11.361	177	97.74	704
New York	78	7,431,397.44	4.99%	11.870	180	95.95	704
North Carolina	105	4,596,166.03	3.09%	11.569	178	96.40	701
North Dakota	1	22,930.10	0.02%	13.125	239	95.00	632
Ohio	43	1,622,857.02	1.09%	11.855	183	96.81	703
Oklahoma	4	95,268.79	0.06%	10.285	177	96.69	724
Oregon	62	3,262,620.30	2.19%	12.096	179	95.06	705
Pennsylvania	33	1,653,926.13	1.11%	11.506	182	98.03	701
Rhode Island	16	785,124.97	0.53%	12.293	180	97.73	721
South Carolina	47	2,391,082.25	1.61%	11.819	184	96.63	698
Tennessee	21	605,855.79	0.41%	11.431	179	94.84	706
Texas	38	1,213,265.63	0.82%	11.770	179	95.54	715
Utah	26	2,167,005.59	1.46%	12.090	179	95.05	725
Vermont	2	103,161.64	0.07%	11.017	178	96.90	710
Virginia	99	7,166,339.76	4.82%	11.819	178	97.27	699
Washington	50	2,997,281.67	2.01%	11.878	179	96.07	703
West Virginia	6	337,812.08	0.23%	11.393	178	98.84	659
Wisconsin	11	437,142.65	0.29%	10.672	178	95.98	694
Wyoming	5	166,113.01	0.11%	12.445	178	97.35	702
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0	2,278	148,831,538.74	100.00%	11.930	179	96.60	700
Total	2,278	148,831,538.74	100.00%	11.930	179	96.60	700

Contact Information

RBS Greenwich Capital

Asset Backed Finance
Vinu Phillips	(203) 618-5626
Michael McKeever	(203) 618-2237
Sean Curran	(203) 618-2426

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Bill O’Brien	(203) 618-5627

Rating Agencies

S&P
Brendan Bliss	(212) 438-3794

Trading
Kai-Ling Chang	(212) 553-7710